As filed with the Securities and Exchange Commission on January 7, 2011

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-3802

NEUBERGER BERMAN INCOME FUNDS
(Exact Name of the Registrant as Specified in Charter)
c/o Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, New York 10158-0180
(Address of Principal Executive Offices – Zip Code)

Registrant's telephone number, including area code: (212) 476-8800

Robert Conti
Chief Executive Officer and President
c/o Neuberger Berman Management LLC
Neuberger Berman Income Funds
605 Third Avenue, 2nd Floor
New York, New York  10158-0180

Arthur C. Delibert, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C. 20006-1600
(Names and Addresses of agents for service)

Date of fiscal year end: October 31, 2010

Date of reporting period: October 31, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Shareholders

Neuberger Berman Income Funds

Investor Class Shares	Class A Shares
Institutional Class Shares	Class C Shares
Trust Class Shares	Class R3 Shares

Core Bond Fund Floating Rate Income Fund High Income Bond Fund	Municipal Intermediate Bond Fund Short Duration Bond Fund Strategic Income Fund

Annual Report October 31, 2010

Contents

THE FUNDS

President's Letter	1

PORTFOLIO COMMENTARY

Core Bond Fund	2

Floating Rate Income Fund	5

High Income Bond Fund	8

Municipal Intermediate Bond Fund	11

Short Duration Bond Fund	14

Strategic Income Fund	17

FUND EXPENSE INFORMATION	25

SCHEDULE OF INVESTMENTS

Core Bond Fund	27

Floating Rate Income Fund	33

High Income Bond Fund	39

Municipal Intermediate Bond Fund	46

Short Duration Bond Fund	51

Strategic Income Fund	54

FINANCIAL STATEMENTS	84

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman Group LLC. "Neuberger Berman Management LLC" and the individual Fund names in this piece are either service marks or registered service marks of Neuberger Berman Management LLC. ©2010 Neuberger Berman Management LLC. All rights reserved.

FINANCIAL HIGHLIGHTS (ALL CLASSES)/PER SHARE DATA

Core Bond Fund	106

Floating Rate Income Fund	106

High Income Bond Fund	108

Municipal Intermediate Bond Fund	108

Short Duration Bond Fund	110

Strategic Income Fund	112

Reports of Independent Registered Public Accounting Firms	116

Directory	118

Trustees and Officers	119

Proxy Voting Policies and Procedures	128

Quarterly Portfolio Schedule	128

Notice to Shareholders	128

Board Consideration of the Management and Sub-Advisory Agreements	128

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman Group LLC. "Neuberger Berman Management LLC" and the individual Fund names in this piece are either service marks or registered service marks of Neuberger Berman Management LLC. ©2010 Neuberger Berman Management LLC. All rights reserved.

President's Letter

Dear Fellow Shareholder,

The fixed income markets generally provided solid results in the fiscal year ended October 31, 2010. While there were periods of heightened volatility, they were largely offset by robust risk appetite, as investors looked to generate incremental income in the low-interest-rate environment. Against this backdrop, non-Treasury securities outperformed their Treasury counterparts. Also supporting non-Treasuries were the continued economic expansion, benign inflation and strengthening corporate balance sheets.

Our Fixed Income Funds were generally positioned to benefit from the outperformance of non-Treasuries. In particular, exposure to the areas of the market that had lagged the most during the credit crisis enhanced the Funds' results during the reporting period.

Looking ahead, while the lengthiest recession since the Great Depression has finally been declared over, the U.S. economy still faces a number of headwinds. These include continued elevated unemployment and a housing market that is struggling to regain its footing. Despite these challenges, it is our belief that the economy has enough momentum to avoid a double-dip recession. That said, we expect to see growth that is more modest than previous periods exiting a severe recession.

One factor that we believe will support the economy going forward is continued low interest rates. With economic growth moderating during the second half of the reporting period, the Federal Reserve kept the Federal Funds rate at a historically low range of 0% to 0.25%. In addition, during its September 2010 meeting, Federal Reserve Chairman Ben Bernanke indicated that the Fed was "prepared to provide additional accommodation if needed to support the economic recovery..." In November, after the reporting period had concluded, the Federal Reserve announced its intention to purchase $600 billion in Treasuries by the end of June 2011, in an attempt to keep longer-term rates low and support the economy. Whether this plan has its desired effect, of course, remains to be seen.

Against a backdrop of moderately positive economic growth and mild inflation, we believe that non-Treasuries could continue to generate solid results, and our Fixed Income Funds are positioned accordingly. In addition, it is our belief that demand for non-Treasuries will remain strong given the low yields offered by Treasury securities.

In conclusion, as the last few years have shown, the financial markets can experience periods of unsettling volatility. Given uncertainties surrounding the economy and the Federal Reserve's policies, we believe there is a chance that the financial markets will experience higher volatility going forward. Should such volatility occur, we urge shareholders to maintain a long-term perspective.

Thank you for your continued support and trust. We look forward to continue serving your investment needs in the years to come.

Sincerely,

Robert Conti
President and CEO
Neuberger Berman Mutual Funds

Core Bond Fund Commentary (Unaudited)

For the fiscal year ended October 31, 2010, Neuberger Berman Core Bond Fund posted a strong absolute return and outperformed its benchmark, the Barclays Capital U.S. Aggregate Index.

To a great extent, risk appetite was robust during the reporting period as investors were drawn to investments that offered relatively high yields in the low interest rate environment. Two notable exceptions occurred in late April and May, when concerns regarding the European sovereign debt crisis escalated, and again in August, as moderating economic data led to fears of a double-dip recession. However, these proved to be only temporary setbacks and risk aversion was quickly replaced by continued strong demand for non-Treasury fixed income securities. Also supporting non-Treasuries were strengthening corporate balance sheets and better-than-generally-expected corporate profits, continued low interest rates, benign inflation and indications that the Federal Reserve would introduce another round of quantitative easing (QE2) to support the economy. Against this backdrop, non-Treasuries generally outperformed equal-duration Treasuries during the reporting period.

Many of the best performing sectors in the investment grade fixed income market were those that offered the most attractive yields, including commercial mortgage-backed securities (CMBS) and investment grade bonds.

The Fund was well positioned for an environment that favored non-Treasuries. In particular, the Fund's overweight positions versus the benchmark in CMBS and investment-grade bonds enhanced results as their spreads (the difference in yield between Treasuries and other bond sectors) significantly narrowed during the 12-month reporting period. Within the investment grade sector, the Fund's industrial and financial bonds produced the best results.

Also contributing to performance was the Fund's yield curve positioning and an allocation to Treasury Inflation Protected Securities (TIPS). Throughout most of the period, the Fund had an overweight to the intermediate portion of the yield curve. This was beneficial to results as intermediate-term rates declined more than their short- and long-term counterparts. TIPS benefited from a decline in real (excluding inflation) yields and increasing expectations for higher inflation.

Modestly hampering absolute performance was the Fund's exposure to U.S. Treasuries and agency mortgage-backed securities, as lower yielding and higher quality bonds lagged the overall fixed income market during the period.

We made a number of adjustments to the portfolio during the reporting period, such as paring its investment-grade bond exposure to capture profits given the sector's strong results. The proceeds of those sales were used to increase the Fund's exposure to U.S. Treasury securities in October. This was done to broaden diversification and reduce overall risk exposure.

Looking ahead, we believe that the U.S. economy will avert a double-dip recession and that inflation will remain benign. However, we feel economic growth could be muted by historical standards coming out of a severe recession. In addition, the Federal Reserve has signaled that short-term interest rates could remain low "for an extended period" and in our view QE2 could keep longer-term rates relatively low as well. Against this backdrop, we believe that demand for non-Treasuries will remain strong. We feel the portfolio is well positioned for such an environment given our overweight to non-Treasuries as we seek to generate solid risk-adjusted returns.

Sincerely,

Thanos Bardas, David M. Brown, Andrew A. Johnson and Bradley C. Tank
Portfolio Co-Managers

Information about the principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The composition, industries and holdings of the Fund are subject to change.

Core Bond Fund

TICKER SYMBOLS
Investor Class	NCRIX
Institutional Class	NCRLX
Class A	NCRAX
Class C	NCRCX

PORTFOLIO BY TYPE OF SECURITY
(as a % of Total Net Assets)
Asset-Backed	13.1%
Corporate Debt	25.8
Mortgage-Backed Securities	30.1
U.S. Treasury Securities	45.5
Short-Term Investments	2.7
Liabilities, less cash, receivables and other assets	(17.2)
Total	100.0

PERFORMANCE HIGHLIGHTS3,10
	Average Annual Total Return Ended 10/31/2010
	Inception Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	02/01/1997	10.03%	6.39%	6.01%	5.81%
Institutional Class	10/01/1995	10.45%	6.81%	6.45%	6.21%
Class A15	12/20/2007	10.04%	6.53%	6.30%	6.11%
Class C15	12/20/2007	9.31%	6.09%	6.08%	5.97%
With Sales Charge
Class A15		5.38%	5.61%	5.84%	5.81%
Class C15		8.31%	6.09%	6.08%	5.97%
Index
Barclays Capital U.S. Aggregate Index13,14		8.01%	6.45%	6.38%	6.41%

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all income dividends and distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit www.nb.com/performance.

For the period ended October 31, 2010, the 30-day SEC yield was 1.85%, 2.23%, 1.77% and 1.12% for Investor Class, Institutional Class, Class A and Class C shares, respectively.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2009 were 1.17%, 0.72%, 1.13% and 2.45% for Investor Class, Institutional Class, Class A and Class C shares, respectively (prior to any fee waivers or expense reimbursements). The expense ratios net of waivers and/or reimbursements were 0.88%, 0.48%, 0.88% and 1.63% for Investor Class, Institutional Class, Class A and Class C shares, respectively. Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Fund through 10/31/2020 for Investor Class, Institutional Class, Class A and Class C shares.

Total Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Core Bond Fund

COMPARISON OF A $1,000,000 INVESTMENT
(000's Omitted)

This chart shows the value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years. The graph is based on the Institutional Class shares only; performance of other classes will vary due to differences in fee structures (see Performance Highlights chart on previous page). The result is compared with one or more benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indices have not been reduced to reflect any of the fees and costs of investing. All results include the reinvestment of income dividends and distributions. Neither the Fund's returns nor the market indices shown in the graph and table reflect the effect of taxes an investor would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Please see Endnotes and Glossary of Indices for additional information.

Floating Rate Income Fund Commentary (Unaudited)

We are pleased to provide the first annual report for Neuberger Berman Floating Rate Income Fund, which was launched on December 29, 2009. As portfolio managers for the Fund, we seek to generate a high level of current income for shareholders while maintaining a focus on capital preservation. The Fund invests primarily in floating rate senior secured loans that we believe have the potential for attractive risk-adjusted returns. Central to our discipline is rigorous credit research, as we look for companies with historically stable cash flows, liquidity and a tangible asset base.

For the period from its inception through October 31, 2010, the Fund posted a solid absolute return but underperformed its benchmark, the S&P/LSTA Leveraged Loan Index.

While there were periods of volatility, most notably in late April and May given concerns regarding the European debt crisis, the floating rate bank loan market produced strong results during the reporting period. Supporting the market were generally strong demand from investors seeking incremental yields in the low interest rate environment and a contracting supply of floating rate bank loans. There was also a meaningful decline in floating rate loan defaults. During the reporting period, the default rate among the securities in the benchmark fell from approximately 9.6% to 2.3%. As was the case in 2009, lower-quality securities outperformed their higher-quality counterparts. Calendar year-to-date through October 31, 2010, the S&P/LSTA Leveraged Loan Index returned 8.41%, CCC-rated securities in the index gained 16.9% and BB-rated securities rose 6.6%, respectively.

During the period, we increased the Fund's allocation to non-floating rate securities. We have the flexibility to allocate up to 20% of the portfolio to these securities and within this segment, we invested in fixed-rate senior secured bonds that offered higher yields than the floating rate loans offered by the same issuers. Given our focus on generating high current income, 17.7% of the Fund was held in fixed-rate securities at the end of the reporting period.

We also continued to actively participate in the new issuance market, emphasizing securities in the primary rather than the secondary bank loan market due to the former's higher current yields. In addition, we emphasized larger, highly liquid names that offered attractive yields in order to maintain a liquid portfolio.

Our higher-quality bias detracted from relative performance during the reporting period. Throughout the period, the Fund was underweighted in CCC-rated securities and overweighted in BB and B-rated issues versus the benchmark. We felt this positioning was appropriate given weak economic data and continued economic headwinds, such as elevated unemployment and ongoing strains in the housing market.

From a sector perspective, security selection in radio/TV, building and development, chemicals and aerospace and defense detracted the most from results. In contrast, our security selection in electronics, autos, financial and telecommunications added the most to positive performance.

Looking ahead, we have a positive outlook for the floating rate loan market. In our opinion, the supply/demand dynamics in the market will remain favorable. We expect to see a continued shrinking of the loan market. Moreover, given the likelihood of relatively low interest rates, we feel that demand for the segment will continue to be strong as investors search for higher yields. During the first 11 months of calendar year 2010, roughly $11.3 billion was invested in retail bank loan mutual funds. In contrast, $3.4 billion was invested in these mutual funds during all of 2009. We believe the economy will avert a double-dip recession. This, coupled with strengthening corporate balance sheets, could result in continued low default rates in 2011.

Sincerely,

Stephen J. Casey, Ann H. Benjamin, Thomas P. O'Reilly and Joseph P. Lynch
Portfolio Co-Managers

Information about the principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The composition, industries and holdings of the Fund are subject to change.

Floating Rate Income Fund

TICKER SYMBOLS
Institutional Class	NFIIX
Class A	NFIAX
Class C	NFICX

PORTFOLIO BY MATURITY DISTRIBUTION
(as a % of Total Investments)
Less than One Year	12.9%
One to Five Years	31.6
Five to Ten Years	52.7
Ten Years or Greater	2.8
Total	100.0

PERFORMANCE HIGHLIGHTS6
	Inception Date	Cumulative Total Return Ended 10/31/2010 Life of Fund
At NAV
Institutional Class17	12/30/2009	6.24%
Class A	12/29/2009	5.85%
Class C17	12/30/2009	5.39%
With Sales Charge
Class A		1.39%
Class C17		4.39%
Index
S&P/LSTA Leveraged Loan Index13,14		8.80%

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all income dividends and distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit www.nb.com/performance.

For the period ended October 31, 2010, the 30-day SEC yield was 5.16%, 4.56% and 4.05% for Institutional Class, Class A and Class C shares, respectively.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2009 were 1.38%, 1.75% and 2.50% for Institutional Class, Class A and Class C shares, respectively (prior to any fee waivers or expense reimbursements). The expense ratios net of waivers and/or reimbursements were 0.70%, 1.07% and 1.82% for Institutional Class, Class A and Class C, respectively. Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Fund through 10/31/2013 for Institutional Class, Class A and Class C.

Total Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Floating Rate Income Fund

COMPARISON OF A $10,000 INVESTMENT (WITH SALES CHARGE)

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception, if it has not operated for 10 years. The graph is based on the Class A shares only; performance of other classes will vary due to differences in fee structures (see Performance Highlights chart on previous page). The result is compared with one or more benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indices have not been reduced to reflect any of the fees and costs of investing. All results include the reinvestment of income dividends and distributions. Neither the Fund's returns nor the market indices shown in the graph and table reflect the effect of taxes an investor would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Please see Endnotes and Glossary of Indices for additional information.

High Income Bond Fund Commentary (Unaudited)

For the fiscal year ended October 31, 2010, Neuberger Berman High Income Bond Fund Investor Class posted a strong absolute return and modestly outperformed its benchmark, the Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index. (Please see Performance Highlights on next page for performance of all classes.)

To a great extent, the same factors that had triggered the high yield market rally that began in the spring of 2009 continued during the reporting period. These included the stabilizing economy, modest inflation, strengthening corporate balance sheets, better-than-expected profits and falling default rates. Aside from some temporary periods of volatility — triggered by the sovereign debt crisis in Europe and concerns regarding a possible double-dip recession — investor risk appetite was robust, further supporting high yield bond prices. All told, the Fund's benchmark posted positive returns during 11 of the 12 months covered by this report and gained 19.10% overall. The high yield market's gains were broad-based, as bonds rated CCC (a relatively low rating) and BB securities (rated higher) in the index returned 20.2% and 18.9%, respectively.

For the Fund, security selection in non-captive diversified finance, autos and media/non-cable were the largest positive contributors to relative performance. In contrast, an underweight in banking, along with security selection in retail and technology, were the largest detractors from relative results.

We made several adjustments to the portfolio during the reporting period, such as reducing the Fund's exposure to CCC-rated securities. This was accomplished through the sale of certain holdings that had appreciated and reached our target prices. In addition, a number of our holdings rated CCC were upgraded. Given these upgrades, the Fund's exposure to securities rated BB increased during the period. We also focused on buying higher-quality names in the new issue market, as we believed them to be attractively structured and priced. Elsewhere, given signs of moderating economic growth during the second half of the reporting period, we pared our exposure to more cyclical names and increased the Fund's weighting to certain defensive sectors.

Even with its outstanding results over the last two years, we continue to have a positive outlook for the high yield market. We believe that inflation will remain muted and that the U.S. economic recovery will continue, although growth rates could be muted by historical standards coming out of a severe recession. This type of environment has generally been historically positive for high yield bonds. In addition, the Federal Reserve has signaled that short-term interest rates could remain low "for an extended period" and we believe the additional quantitative easing announced in November could keep longer-term rates relatively low as well. Against this backdrop, we believe that demand for high yield bonds will remain strong. Other factors that could support the high yield market, if they continue, could be additional improvements in corporate earnings and declining high yield defaults. After peaking at 10.3% in 2009, default rates were approximately 2.4% at the end of the reporting period. We feel that defaults could decline further based on the gradually improving economy and the lack of potential default triggers within high yield issuers' balance sheets.

As always, we will continue to conduct extensive research on potential securities for the portfolio as we seek to generate consistently strong risk-adjusted returns.

Sincerely,

Ann H. Benjamin and Thomas P. O'Reilly
Portfolio Co-Managers

Information about the principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The composition, industries and holdings of the Fund are subject to change.

High Income Bond Fund

TICKER SYMBOLS
Investor Class	NHINX
Institutional Class	NHILX
Class A	NHIAX
Class C	NHICX
Class R3	NHIRX

PORTFOLIO BY MATURITY DISTRIBUTION
(as a % of Total Investments)
Less than One Year	2.2%
One to Five Years	23.9
Five to Ten Years	62.2
Ten Years or Greater	11.7
Total	100.0

PERFORMANCE HIGHLIGHTS2,9
	Average Annual Total Return Ended 10/31/2010
	Inception Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	02/01/1992	19.71%	9.23%	8.27%	8.28%
Institutional Class12	05/27/2009	19.81%	9.33%	8.32%	8.30%
Class A12	05/27/2009	19.52%	9.18%	8.24%	8.26%
Class C12	05/27/2009	18.60%	8.96%	8.13%	8.20%
Class R312	05/27/2009	19.08%	9.11%	8.21%	8.24%
With Sales Charge
Class A12		14.49%	8.23%	7.77%	8.01%
Class C12		17.60%	8.96%	8.13%	8.20%
Index
Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index13,14		19.10%	9.13%	8.71%	N/A

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all income dividends and distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit www.nb.com/performance.

For the period ended October 31, 2010, the 30-day SEC Yield was 6.22%, 6.46%, 5.83%, 5.35% and 5.85% for Investor Class, Institutional Class, Class A, Class C and Class R3 shares, respectively.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2009 were 1.06%, 0.93%, 1.29%, 2.04% and 5.55% for Investor Class, Institutional Class, Class A, Class C and Class R3 shares, respectively (prior to any fee waivers or expense reimbursements). The expense ratios net of waivers and/or reimbursements were 1.03%, 0.77%, 1.14%, 1.89% and 1.39% for Investor Class, Institutional Class, Class A, Class C and Class R3 shares, respectively. Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Fund through 10/31/2013 for Investor Class, Institutional Class, Class A, Class C and Class R3 shares.

Total Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

High Income Bond Fund

COMPARISON OF A $10,000 INVESTMENT

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years. The graph is based on the Investor Class shares only; performance of other classes will vary due to differences in fee structures (see Performance Highlights chart on previous page). The result is compared with one or more benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indices have not been reduced to reflect any of the fees and costs of investing. All results include the reinvestment of income dividends and distributions. Neither the Fund's returns nor the market indices shown in the graph and table reflect the effect of taxes an investor would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Please see Endnotes and Glossary of Indices for additional information.

Municipal Intermediate Bond Fund Commentary (Unaudited)

For the fiscal year ended October 31, 2010, Neuberger Berman Municipal Intermediate Bond Fund posted a positive return but lagged its benchmark, the Barclays Capital 7-Year General Obligation Index.

Even though numerous states and local municipalities continued to face budgetary challenges, the municipal bond market generated solid results during the reporting period. Investor demand for municipal securities was generally robust as they looked to generate additional yield given the relatively low interest rate environment. Also supporting the market were low inflation and the falling supply of traditional tax-exempt municipal bonds. This was due, in large part, to increased issuance of taxable Build America Bonds (BABs). In many cases, municipalities preferred to issue BABs because the federal government provides cash subsidy payments equal to 35% of the issuing municipality's interest costs.

The Fund's underperformance versus its benchmark was largely the result of its defensive positioning and higher quality bias. With investors looking for higher yields, lower-rated municipal bonds outperformed their higher-rated counterparts. To illustrate, the Barclays Capital BAA Municipal Bond Index gained 11.2% during the reporting period, while the Barclays Capital AAA Municipal Bond Index returned 5.9%. We believed a higher-quality portfolio was warranted given only a modestly improving economy, continued high unemployment and relatively weak tax revenues.

From a sector perspective, we emphasized higher quality revenue and general obligation bonds that tend to perform relatively well in difficult economic times. This was not rewarded, as what we consider lower-quality sectors, such as health care, produced stronger results during the reporting period.

Also detracting from performance was the Fund's yield curve positioning. Throughout the reporting period, we utilized a barbell approach (investing in shorter and longer maturities). In contrast, the benchmark is concentrated in the six- to eight-year portion of the curve, which was among the best-performing portions of the municipal yield curve.

We made a number of adjustments to the portfolio during the reporting period, such as increasing our allocation to single family housing municipal securities. We believe these federally-backed mortgage bonds are high quality, have minimal prepayment risk and are compellingly valued relative to their credit quality.

Looking ahead, we continue to have a positive long-term outlook for the municipal market. While the economy is growing at a modest pace, we do not expect it to fall back into a recession. We also believe that demand for municipal securities will remain strong. This demand could be driven by higher federal, state and local tax rates. In addition, the Federal Reserve has signaled that short-term interest rates could remain low "for an extended period" and we think additional quantitative easing could keep longer-term rates relatively low as well. This could be supportive of continued strong demand for municipal securities. Finally, the municipal market, in our opinion, remains attractively valued when compared to Treasury counterparts.

That is not to say that we will not experience periods of increased volatility in the municipal market. Based on the results of the mid-term elections, there could be less federal government support for financially challenged state and local governments. Less federal assistance, coupled with only a modestly improving economy and relatively weak tax revenues, could result in an increase in municipal bond downgrades. Against this backdrop, we believe that maintaining our defensive posture and what we consider a higher quality portfolio is appropriate. In addition, we believe that active management and thorough, in-house fundamental research on the underlying credit characteristics of our existing and potential holdings will be essential to produce consistently strong risk-adjusted returns.

Sincerely,

James L. Iselin and S. Blake Miller
Portfolio Co-Managers

Information about the principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The composition, industries and holdings of the Fund are subject to change.

Municipal Intermediate Bond Fund

TICKER SYMBOLS
Investor Class	NMUIX
Institutional Class	NMNLX
Class A	NMNAX
Class C	NMNCX

PORTFOLIO BY STATE AND TERRITORY
(as a % of Total Investments)
Alaska	0.5%
Arizona	3.9
California	12.2
Colorado	4.3
District of Columbia	2.5
Florida	2.5
Georgia	2.0
Illinois	10.6
Indiana	2.5
Iowa	1.2
Kansas	3.2
Louisiana	0.5
Massachusetts	6.0
Michigan	3.9
Minnesota	1.4
Mississippi	1.8
Missouri	1.8
Nebraska	1.5
Nevada	2.3
New Jersey	3.7
New Mexico	1.9
New York	8.7
North Carolina	0.9
Ohio	0.5
Oregon	1.1
Pennsylvania	1.4
Puerto Rico	2.0
Rhode Island	1.0
South Carolina	0.1
South Dakota	0.8
Tennessee	1.5
Texas	7.3
Virginia	1.4
Washington	1.8
Wisconsin	1.3
Total	100.0

PERFORMANCE HIGHLIGHTS1,7,8

	Average Annual Total Return Ended 10/31/2010
	Inception Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	07/09/1987	6.56%	4.18%	4.37%	5.24%
Institutional Class18	06/21/2010	6.62%	4.19%	4.38%	5.25%
Class A18	06/21/2010	6.57%	4.18%	4.37%	5.24%
Class C18	06/21/2010	6.18%	4.10%	4.34%	5.23%
With Sales Charge
Class A18		2.04%	3.28%	3.92%	5.05%
Class C18		5.18%	4.10%	4.34%	5.23%
Index
Barclays Capital 7-Year GO Index13,14		8.45%	5.93%	5.66%	6.26%

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all income dividends and distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit www.nb.com/performance.

For the period ended October 31, 2010, the 30-day SEC Yield was 2.17%, 2.32%, 1.95% and 1.23% for Investor Class, Institutional Class, Class A and Class C shares, respectively. The tax-equivalent yield was 3.34%, 3.57%, 3.00% and 1.89% for Investor Class, Institutional Class, Class A and Class C shares, respectively, for an investor in the highest federal income tax bracket (35%).

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2009 were 1.12%, 0.58%, 0.95% and 1.70% for Investor Class, Institutional Class, Class A and Class C shares, respectively (prior to any fee waivers or expense reimbursements). The expense ratios net of waivers and/or reimbursements were 0.65%, 0.50%, 0.87% and 1.62% for the Investor Class, Institutional Class, Class A and Class C shares, respectively. Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Fund through 10/31/2013 for Investor Class, Institutional Class, Class A and Class C shares.

Total Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Municipal Intermediate Bond Fund

COMPARISON OF A $10,000 INVESTMENT

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years. The graph is based on the Investor Class shares only; performance of other classes will vary due to differences in fee structures (see Performance Highlights chart above). The result is compared with one or more benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indices have not been reduced to reflect any of the fees and costs of investing. All results include the reinvestment of income dividends and distributions. Neither the Fund's returns nor the market indices shown in the graph and table reflect the effect of taxes an investor would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Please see Endnotes and Glossary of Indices for additional information.

Short Duration Bond Fund Commentary (Unaudited)

For the fiscal year ended October 31, 2010, Neuberger Berman Short Duration Bond Fund posted a positive return and outperformed its benchmark, the Barclays Capital 1-3 Year U.S. Government/Credit Index. The Fund also outperformed its previous benchmark, the BofA Merrill Lynch 1-3 Year Treasury Index, over the same period.

To a great extent, risk appetite was robust during the reporting period as investors were drawn to investments that offered relatively high yields in the low interest rate environment. Two notable exceptions occurred in late April and May, when concerns regarding the European sovereign debt crisis escalated, and again in August, as moderating economic data led to fears of a double-dip recession. However, these proved to be only temporary setbacks and risk aversion was quickly replaced by continued strong demand for non-Treasury fixed income securities. Also supporting non-Treasuries were strengthening corporate balance sheets and better-than-generally-expected corporate profits, continued low interest rates, benign inflation and indications that the Federal Reserve would introduce another round of quantitative easing (QE2) to support the economy. Against this backdrop, non-Treasuries generally outperformed equal-duration Treasuries during the reporting period.

The Fund was well positioned for an environment that favored non-Treasuries. In particular, the Fund's commercial mortgage-backed securities (CMBS), non-agency mortgage-backed securities, investment-grade bonds and asset-backed securities enhanced results as their spreads (the difference in yield between Treasuries and other bond sectors) significantly narrowed during the 12-month reporting period. Within the investment grade sector, the Fund's financial bonds produced the best results.

Detracting somewhat from results was the Fund's defensive duration positioning. When the reporting period began, the Fund's duration was marginally shorter than that of its benchmark. We adjusted duration even shorter in May as interest rates fell sharply, given that we did not believe they would move substantially lower. However, this positioning was not rewarded as short-term rates fell to historically low levels toward the end of the reporting period. During the period, we used Treasury futures to manage the Fund's duration positioning.

We made a number of adjustments to the Fund during the reporting period, such as opportunistically reducing its weighting in non-agency mortgage-backed securities to take advantage of strengthening prices. We also pared our exposure to investment grade financials and increased its position in BBB-rated industrial bonds, where, in our opinion, we found attractively valued opportunities. The portfolio's exposure to CMBS was also reduced given their strong results. In addition to selling certain CMBS securities, a number of the Fund's positions matured. We largely reinvested the proceeds in a combination of asset-backed securities and corporate bonds.

Looking ahead, we believe the U.S. economy will avert a double-dip recession and inflation will remain benign. However, we feel that economic growth could be muted by historical standards coming out of a severe recession. In addition, the Federal Reserve has signaled that short-term interest rates could remain low "for an extended period" and in our view QE2 could keep longer-term rates relatively low as well. Against this backdrop, we believe that demand for non-Treasuries will remain strong. We feel the portfolio is appropriately positioned for such an environment with our overweight versus the benchmark in non-Treasuries as we seek to generate solid risk-adjusted returns.

Sincerely,

Thomas Sontag, Michael Foster and Richard Grau
Portfolio Co-Managers

Information about the principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The composition, industries and holdings of the Fund are subject to change.

Short Duration Bond Fund

TICKER SYMBOLS
Investor Class	NSBIX
Trust Class	NSBTX
Institutional Class	NSHLX
Class A	NSHAX
Class C	NSHCX

PORTFOLIO BY TYPE OF SECURITY
(as a % of Total Net Assets)
Asset-Backed	8.3%
Corporate Debt	23.2
U.S. Government Agency Securities	4.0
Mortgage-Backed Securities	35.8
U.S. Treasury Securities	27.6
Short-Term Investments	2.4
Liabilities, less cash, receivables and other assets	(1.3)
Total	100.0

PERFORMANCE HIGHLIGHTS5

	Average Annual Total Return Ended 10/31/2010
	Inception Date	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	06/09/1986	7.08%	2.25%	3.13%	4.99%
Trust Class16	08/30/1993	7.01%	2.15%	3.02%	4.93%
Institutional Class16	06/21/2010	7.16%	2.27%	3.14%	4.99%
Class A16	06/21/2010	7.10%	2.26%	3.13%	4.99%
Class C16	06/21/2010	6.81%	2.20%	3.11%	4.98%
With Sales Charge
Class A16		2.55%	1.37%	2.69%	4.80%
Class C16		5.81%	2.20%	3.11%	4.98%
Index
Barclays Capital 1-3 Year
U.S. Government/Credit Index13,14		3.23%	4.75%	4.60%	6.02%
BofA Merrill Lynch 1-3 Year Treasury Index13,14		2.53%	4.40%	4.18%	5.81%

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all income dividends and distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit www.nb.com/performance.

For the period ended October 31, 2010, the 30-day SEC Yield was 1.31%, 1.22%, 1.50%, 1.10% and 0.49% for Investor Class, Trust Class, Institutional Class, Class A and Class C shares, respectively.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2009 were 1.19%, 1.59%, 0.70%, 1.07% and 1.82% for Investor Class, Trust Class, Institutional Class, Class A and Class C shares, respectively (prior to any fee waivers or expense reimbursements). The expense ratios net of waivers and/or reimbursements were 0.72%, 0.82%, 0.52%, 0.89% and 1.64% for Investor Class, Trust Class, Institutional Class, Class A and Class C shares, respectively. Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Fund through 10/31/2013 for Investor Class, Trust Class, Institutional Class, Class A and Class C shares.

Total Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

The Fund's broad-based index used for comparison purposes has been changed from the BofA Merrill Lynch 1-3 Year Treasury Index to the Barclays Capital 1-3 Year U.S. Government/Credit Index because the new index more closely resembles the characteristics of the Fund's investments.

Short Duration Bond Fund

COMPARISON OF A $10,000 INVESTMENT

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years. The graph is based on the Investor Class shares only; performance of other classes will vary due to differences in fee structures (see Performance Highlights on previous page). The result is compared with one or more benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indices have not been reduced to reflect any of the fees and costs of investing. All results include the reinvestment of income dividends and distributions. Neither the Fund's returns nor the market indices shown in the graph and table reflect the effect of taxes an investor would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Please see Endnotes and Glossary of Indices for additional information.

Strategic Income Fund Commentary (Unaudited)

For the fiscal year ended October 31, 2010, Neuberger Berman Strategic Income Fund posted a positive absolute return and outperformed its benchmark, the Barclays Capital U.S. Aggregate Index.

To a great extent, risk appetite was robust during the reporting period as investors were drawn to investments that offered relatively high yields in the low interest rate environment. Two notable exceptions occurred in late April and May, when concerns regarding the European sovereign debt crisis escalated, and again in August, as moderating economic data led to fears of a double-dip recession. However, these proved to be only temporary setbacks and risk aversion was quickly replaced by continued strong demand for non-Treasury fixed income securities. Also supporting non-Treasuries were strengthening corporate balance sheets and better-than-expected corporate profits, continued low interest rates, benign inflation and indications that the Federal Reserve would introduce another round of quantitative easing (QE2) to support the economy. Against this backdrop, non-Treasuries generally outperformed equal-duration Treasuries during the reporting period.

Many of the best performing sectors in the fixed income market were those that offered the most attractive yields, including high yield bonds, emerging market debt, commercial mortgage-backed securities (CMBS), investment grade bonds and non-agency mortgage-backed securities.

The Fund was well positioned for an environment that favored non-Treasuries. In particular, the Fund's overweight positions versus the benchmark in CMBS, high yield bonds, emerging market debt and investment-grade bonds enhanced results as their spreads (the difference in yield between Treasuries and other bond sectors) significantly narrowed during the 12-month reporting period. Within the corporate bond market, the Fund's industrial and financial bonds produced the best results.

Also contributing to performance was the Fund's yield curve positioning and an allocation to Treasury Inflation Protected Securities (TIPS). Throughout most of the period, the Fund had an overweight to the intermediate portion of the yield curve. This was beneficial for results as intermediate-term rates declined more than their short- and long-term counterparts. TIPS benefited from a decline in real (excluding inflation) yields and increasing expectations for higher inflation.

Modestly detracting from performance was the Fund's exposure to U.S. Treasuries and agency mortgage-backed securities as lower yielding and higher quality bonds lagged the overall fixed income market during the period.

We made a number of adjustments to the portfolio during the reporting period, such as opportunistically increasing its exposure to high yield bonds. In contrast, we pared the Fund's exposure to TIPS.

Looking ahead, we believe that the U.S. economy will avert a double-dip recession and that inflation will remain benign. However, we feel economic growth could be muted by historical standards coming out of a severe recession. In addition, the Federal Reserve has signaled that short-term interest rates could remain low "for an extended period" and in our view QE2 could keep longer-term rates relatively low as well. Against this backdrop, we believe that demand for non-Treasuries will remain strong. We feel the portfolio is well positioned for such an environment given our overweight in non-Treasuries as we seek to generate solid risk-adjusted returns.

Sincerely,

Thanos Bardas, David M. Brown, Andrew A. Johnson and Bradley C. Tank
Portfolio Co-Managers

Information about the principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The composition, industries and holdings of the Fund are subject to change.

Strategic Income Fund

TICKER SYMBOLS
Institutional Class	NSTLX
Trust Class	NSTTX
Class A	NSTAX
Class C	NSTCX

PORTFOLIO BY TYPE OF SECURITY
(as a % of Total Net Assets)
Asset-Backed	12.5%
Corporate Debt	41.8
Bank Loans	12.9
Government Securities	2.6
Mortgage-Backed Securities	15.0
U.S. Treasury Securities	20.9
Short-Term Investments	7.0
Liabilities, less cash, receivables and other assets	(12.7)
Total	100.0

PERFORMANCE HIGHLIGHTS4
	Average Annual Total Return Ended 10/31/2010
	Inception Date	1 Year	5 Years	Life of Fund
At NAV
Institutional Class	07/11/2003	13.17%	9.31%	9.00%
Trust Class11	04/02/2007	12.78%	9.06%	8.82%
Class A11	12/20/2007	12.72%	9.07%	8.84%
Class C11	12/20/2007	11.93%	8.61%	8.52%
With Sales Charge
Class A11		7.93%	8.13%	8.19%
Class C11		10.93%	8.61%	8.52%
Index
Barclays Capital U.S. Aggregate Index13,14		8.01%	6.45%	5.19%

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all income dividends and distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit www.nb.com/performance. Because the Fund had a different goal and strategy, which included managing assets by an asset allocation committee, prior to February 28, 2008, its performance during that time might have been different if current policies had been in effect.

For the period ended October 31, 2010, the 30-day SEC yield was 3.62%, 3.28%, 3.09% and 2.55% for Institutional Class, Trust Class, Class A and Class C shares, respectively.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2009 were 2.51%, 3.03%, 1.96% and 2.58% for Institutional Class,Trust Class, Class A and Class C shares, respectively (prior to any fee waivers or expense reimbursements). The expense ratios net of waivers and/or reimbursements were 0.78%, 1.13%, 1.18% and 1.88% for Institutional Class, Trust Class, Class A and Class C shares, respectively. Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Fund through 10/31/2020 for Institutional Class, Class A and Class C shares, and 10/31/2013 for Trust Class shares.

Total Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Strategic Income Fund

COMPARISON OF A $1,000,000 INVESTMENT
(000's Omitted)

This chart shows the value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception, if it has not operated for 10 years. The graph is based on the Institutional Class shares only; performance of other classes will vary due to differences in fee structures (see Average Annual Total Return above).The result is compared with one or more benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indices have not been reduced to reflect any of the fees and costs of investing. All results include the reinvestment of income dividends and distributions. Neither the Fund's returns nor the market indices shown in the graph and table reflect the effect of taxes an investor would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Please see Endnotes and Glossary of Indices for additional information.

Endnotes

1
Neuberger Berman Management LLC ("Management") has contractually undertaken to forgo current payment of fees and/or reimburse Neuberger Berman Municipal Intermediate Bond Fund so that its total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) ("Operating Expenses") are limited to 0.65%, 0.50%, 0.87% and 1.62% of average daily net assets for the Investor Class, Institutional Class, Class A and Class C, respectively. These undertakings last until October 31, 2013. Each class of the Fund has agreed to repay Management for fees and expenses forgone and/or its excess Operating Expenses previously reimbursed by Management, pursuant to the contractual expense limitation, so long as its annual Operating Expenses during the period do not exceed its above-stated expense limitation, and the repayment is made within three years after the year in which Management issued the reimbursement or waived fees. Absent such forgone fees and/or reimbursements, the performance of each class of the Fund would have been lower. For the year ended October 31, 2010, there were no repayments of expenses to Management.

2
Management has contractually undertaken to forgo current payment of fees and/or reimburse Neuberger Berman High Income Bond Fund so that its total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) ("Operating Expenses") are limited to 1.00%, 0.75%, 1.12%, 1.87% and 1.37% of average daily net assets for the Investor Class, Institutional Class, Class A, Class C and Class R3, respectively. These undertakings last until October 31, 2013. Each class of the Fund has agreed to repay Management for fees and expenses forgone and/or its excess Operating Expenses previously reimbursed by Management, pursuant to the contractual expense limitation, so long as its annual Operating Expenses during the period do not exceed its above-stated expense limitation, and the repayment is made within three years after the year in which Management issued the reimbursement or waived fees. Absent such forgone fees and/or reimbursements, the performance of each class of the Fund would have been lower. For the year ended October 31, 2010, the Investor Class of the Fund reimbursed Management $93,652.

3
Management has contractually undertaken to forgo current payment of fees and/or reimburse Neuberger Berman Core Bond Fund so that its total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) ("Operating Expenses") are limited to 0.85%, 0.45%, 0.85% and 1.60% of average daily net assets for the Investor Class, Institutional Class, Class A and Class C, respectively. These undertakings last until October 31, 2020. Each class of the Fund has agreed to repay Management for fees and expenses forgone and/or its excess Operating Expenses previously reimbursed by Management, pursuant to the contractual expense limitation, so long as its annual Operating Expenses during the period do not exceed its above-stated expense limitation, and the repayment is made within three years after the year in which Management issued the reimbursement or waived fees. Absent such forgone fees and/or reimbursements, the performance of each class of the Fund would have been lower. For the year ended October 31, 2010, there were no repayments of expenses to Management. In addition, Management has voluntarily agreed to waive its management fee in the amount of 0.18% (0.25% prior to March 3, 2010 and 0.20% prior to March 1, 2006) of the Fund's average daily net assets. Management may, at its sole discretion, modify or terminate this voluntary waiver at any time without notice to the Fund. Absent such waiver, the performance of each class of the Fund would have been lower.

4
Management has contractually undertaken to forgo current payment of fees and/or reimburse Neuberger Berman Strategic Income Fund so that its total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) ("Operating Expenses") are limited to 1.10%, 0.75% (effective March 1, 2008, and 0.85% through February 28, 2008), 1.15% and 1.85% of average daily net assets for the Trust Class, Institutional Class, Class A and Class C, respectively. These undertakings last until October 31, 2013 for the Trust Class and until October 31, 2020 for the Institutional Class, Class A and Class C. Each class of the Fund has agreed to repay Management for fees and expenses forgone and/or its excess Operating Expenses previously reimbursed by Management, pursuant to the contractual expense limitation, so long as its annual

Operating Expenses during the period do not exceed its above-stated expense limitation, and the repayment is made within three years after the year in which Management issued the reimbursement or waived fees. Absent such forgone fees and/or reimbursements, the performance of each class of the Fund would have been lower. For the year ended October 31, 2010, there were no repayments of expenses to Management.

5
Neuberger Berman Management LLC ("Management") has contractually undertaken to forgo current payment of fees and/or reimburse Short Duration Bond Fund so that the total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) ("Operating Expenses") are limited to 0.70%, 0.50%, 0.80%, 0.87% and 1.62% for the Investor Class, Institutional Class, Trust Class, Class A and Class C, respectively. These undertakings last until October 31, 2013. Each class of the Fund has agreed to repay Management for fees and expenses forgone and/or its excess Operating Expenses previously reimbursed by Management, pursuant to the contractual expense limitation, so long as its annual Operating Expenses during the period do not exceed its above-stated expense limitation, and the repayment is made within three years after the year in which Management issued the reimbursement or waived fees. Absent such forgone fees and/or reimbursements, the performance of each class of the Fund would have been lower. For the year ended October 31, 2010, there were no repayments of expenses to Management.

6
Management has contractually undertaken to forgo current payment of fees and/or reimburse Neuberger Berman Floating Rate Income Fund so that its total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) ("Operating Expenses") are limited to 0.70%, 1.07% and 1.82% of average daily net assets for the Institutional Class, Class A and Class C, respectively. These undertakings last until October 31, 2013. Each class of the Fund has agreed to repay Management for fees and expenses forgone and/or its excess Operating Expenses previously reimbursed by Management, pursuant to the contractual expense limitation, so long as its annual Operating Expenses during the period do not exceed its above-stated expense limitation, and the repayment is made within three years after the year in which Management issued the reimbursement or waived fees. Absent such forgone fees and/or reimbursements, the performance of each class of the Fund would have been lower. For the year ended October 31, 2010, there were no repayments of expenses to Management.

7
Tax-equivalent effective yield is the taxable effective yield that an investor would have had to receive in order to realize the same level of yield after federal income taxes at the highest federal tax rate, currently 35%, assuming that all of a fund's income is exempt from federal income taxes.

8	A portion of the income may be a tax preference item for purposes of the federal alternative minimum tax for certain investors.

9
The Fund is the successor to Lipper High Income Bond Fund ("Lipper Fund"). The total return data for the periods prior to September 7, 2002, are those of Lipper Fund Premier Class. The performance information for Investor Class is that of Lipper Fund Premier Class for the period April 1, 1996, through September 6, 2002. The investment policies, objectives, guidelines and restrictions of the Fund are in all material respects the same as those of Lipper Fund. Returns would have been lower if the manager of Lipper Fund had not waived certain of its fees during the periods shown.

10
The Fund is the successor to Ariel Premier Bond Fund ("Ariel Bond Fund"). The total return data for the periods prior to June 13, 2005, are those of Ariel Bond Fund Institutional Class and Ariel Bond Fund Investor Class. The performance information for Institutional Class is that of Ariel Bond Fund Institutional Class for the period October 1, 1995 (date of inception) through June 10, 2005. The performance information for Investor Class is that of Ariel Bond Fund Institutional Class for the period October 1, 1995 through January 31, 1997 (the period prior to the class' commencement of operations), and that of Ariel Bond Fund Investor Class for the period February 1, 1997 (class' commencement of operations) through June 10, 2005. Ariel Bond Fund Institutional Class had lower expenses and typically higher returns than Ariel Bond Fund Investor Class. The investment policies, guidelines and restrictions of the Fund are in all material respects the same as those of Ariel Bond Fund. Returns would have been lower if the manager of Ariel Bond Fund had not waived certain of its fees during the periods shown.

11
The Trust Class, Class A and Class C of Neuberger Berman Strategic Income Fund commenced operations on April 2, 2007, December 20, 2007 and December 20, 2007, respectively. The performance information for Trust Class, Class A and Class C prior to the class' commencement of operations is that of the Institutional Class of Neuberger Berman Strategic Income Fund. In making this translation, the performance information of the Institutional Class has been adjusted to reflect the appropriate sales charge applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific Operating Expenses (such as 12b-1 fees). The Institutional Class has lower expenses and typically higher returns than Class A, Class C or Class R3.

12
The Institutional Class, Class A, Class C and Class R3 of Neuberger Berman High Income Bond Fund each commenced operations on May 27, 2009. The performance information for Institutional Class, Class A, Class C and Class R3 prior to the class' commencement of operations is that of the Investor Class of Neuberger Berman High Income Bond Fund. In making this translation, the performance information of the Investor Class has been adjusted to reflect the appropriate sales charge applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific Operating Expenses (such as 12b-1 fees). The Investor Class has lower expenses and typically higher returns than Class A, Class C or Class R3. The Institutional Class has lower expenses and typically higher returns than Investor Class.

13	The date used to calculate Life of Fund performance for the index is the inception date of the oldest share class.

14
Please see "Glossary of Indices" starting on page 24 for a description of indices. Please note that indices do not take into account any fees and expenses or tax consequences of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by Management and include reinvestment of all income dividends and distributions. The Fund may invest in securities not included in the described indices or may not invest in all securities included in the described indices.

15
Class A and Class C of Neuberger Berman Core Bond Fund each commenced operations on December 20, 2007. The performance information for Class A and Class C prior to the class' commencement of operations is that of the Institutional Class of Neuberger Berman Core Bond Fund. In making this translation, the performance information for the Institutional Class has been adjusted to reflect the appropriate sales charge applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific Operating Expenses (such as Rule 12b-1 fees). The Institutional Class has lower expenses and typically higher returns than Class A or Class C.

16
For Neuberger Berman Short Duration Bond Fund, Life of Fund performance shown for the Trust Class, Institutional Class, Class A and Class C is that of the Fund's Investor Class from the inception date of the Investor Class to the inception date of each Class. The Trust Class of Short Duration Bond Fund commenced operations on August 30, 1993. The Institutional Class, Class A and Class C of Neuberger Berman Short Duration Bond Fund each commenced operations on June 21, 2010. The performance information for Trust Class, Institutional Class, Class A and Class C prior to the class' commencement of operations is that of the Investor Class of Neuberger Berman Short Duration Bond Fund. In making this translation, the performance information of the Investor Class has been adjusted to reflect the appropriate sales charge applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific Operating Expenses (such as 12b-1 fees). The Investor Class has lower expenses and typically higher returns than Class A or Class C. The Institutional Class has lower expenses and typically higher returns than Investor Class.

17
The Institutional Class and Class C of Neuberger Berman Floating Rate Income Fund each commenced operations on December 30, 2009. The performance information for Institutional Class and Class C prior to the class' commencement of operations is that of Class A of Neuberger Berman Floating Rate Income Fund. In making this translation, the performance information (at NAV) of Class A has been adjusted to reflect the appropriate sales charge applicable to Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Class A has higher expenses and typically lower returns (at NAV) than Institutional Class. Class A has lower expenses and typically higher returns (at NAV) than Class C.

18
The Institutional Class, Class A and Class C of Neuberger Berman Municipal Intermediate Bond Fund each commenced operations on June 21, 2010. The performance information for Institutional Class, Class A and Class C prior to the class' commencement of operations is that of the Investor Class of Neuberger Berman Municipal Intermediate Bond Fund. In making this translation, the performance information of the Investor Class has been adjusted to reflect the appropriate sales charge applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific Operating Expenses (such as 12b-1 fees). The Investor Class has lower expenses and typically higher returns than Class A and Class C. The Institutional Class has lower expenses and typically higher returns than Investor Class.

Glossary of Indices

Barclays Capital 1-3 Year U.S. Government/Credit Index:
An unmanaged index that includes all bonds in the U.S. Government/Credit Index with at least one to three years to maturity. The U.S. Government/Credit Index includes all securities in the Government and Credit Indices. The Government Index includes treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (i.e., publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. All bonds in the index must meet the following additional criteria: must have at least one year to final maturity regardless of call features; must have at least $250 million par amount outstanding; must be rated investment-grade (Baa3/BBB- or higher) by at least two of the following ratings agencies: Standard & Poor's, Moody's Investors Services, Inc., and Fitch Inc.; must be fixed rate; must be dollar-denominated and non-convertible; and must be publicly issued.

Barclays Capital 7-Year General Obligation Index:
An unmanaged total return performance benchmark for the 7-year (6-8) maturity component of the Barclays Capital General Obligation ("G.O.") Index, which tracks the performance of the investment grade G.O. (state and local) tax-exempt bond market.

Barclays Capital U.S. Aggregate Index:
An unmanaged index that represents the U.S. domestic investment grade bond market. It is comprised of the Barclays Capital Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are of investment-grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million.

Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index:
An unmanaged sub-index of the Barclays Capital U.S. Corporate High Yield Index (which includes all U.S. dollar-denominated, taxable, fixed rate, noninvestment grade debt), capped such that no single issuer accounts for more than 2% of the index weight.

S&P/LTSA Leverage Loan Index:
A daily total return index that uses Loan Syndications and Trading Association (LSTA)/Loan Pricing Corporation (LPC) mark-to-market pricing to calculate market value change. On a real-time basis, the Index tracks the current outstanding balance and spread over LIBOR for fully funded term loans. The Index represents a broad cross section of leveraged loans syndicated in the United States, including dollar-denominated loans to overseas issuers.

BofA Merrill Lynch 1-3 Year Treasury Index:	An unmanaged total return market value index consisting of all coupon-bearing U.S. Treasury publicly placed debt securities with maturities between 1 and 3 years.

Please note that indices do not take into account any fees and expenses or any tax consequences of investing in the individual securities that they track and that individuals cannot invest directly in any index. Data about the performance of these indices or averages are prepared or obtained by Management and include reinvestment of all income dividends and distributions. The Funds may invest in securities not included in the above-described indices.

Information About Your Fund's Expenses

These tables are designed to provide information regarding costs related to your investments. All mutual funds incur operating expenses, which include management fees, fees for administrative services and costs of shareholder reports, among others. You may also incur transaction costs, such as sales charges (loads). The following examples are intended to help you understand your ongoing costs of investing in a fund, which are the operating expenses described above, and do not include transaction costs. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended October 31, 2010 and held for the entire period. The table illustrates each fund's costs in two ways:

Actual Expenses and Performance:
The first section of the table provides information about actual account values and actual expenses in dollars, based on the fund's actual performance during the period. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:
The second section of the table provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in these funds versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Information as of 10/31/10 (Unaudited)

Neuberger Berman Income Funds
ACTUAL						HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)(3)
	Beginning Account Value 5/1/10	Ending Account Value 10/31/10		Expenses Paid During the Period(1) 5/1/10 - 10/31/10	Expense Ratio	Beginning Account Value 5/1/10	Ending Account Value 10/31/10	Expenses Paid During the Period(1) 5/1/10 - 10/31/10	Expense Ratio
Neuberger Berman Core Bond Fund
Investor Class	$1,000.00	$1,054.50		$4.40	.85%	$1,000.00	$1,020.92	$4.33	.85%
Institutional Class	$1,000.00	$1,056.50		$2.33	.45%	$1,000.00	$1,022.94	$2.29	.45%
Class A	$1,000.00	$1,054.50		$4.40	.85%	$1,000.00	$1,020.92	$4.33	.85%
Class C	$1,000.00	$1,050.50		$8.27	1.60%	$1,000.00	$1,017.14	$8.13	1.60%
Neuberger Berman Floating Rate Income Fund
Institutional Class	$1,000.00	$1,032.60		$3.59	.70%	$1,000.00	$1,021.68	$3.57	.70%
Class A	$1,000.00	$1,029.50		$5.47	1.07%	$1,000.00	$1,019.81	$5.45	1.07%
Class C	$1,000.00	$1,026.80		$9.30	1.82%	$1,000.00	$1,016.03	$9.25	1.82%
Neuberger Berman High Income Bond Fund
Investor Class	$1,000.00	$1,071.90		$5.01	.96%	$1,000.00	$1,020.37	$4.89	.96%
Institutional Class	$1,000.00	$1,071.80		$3.92	.75%	$1,000.00	$1,021.42	$3.82	.75%
Class A	$1,000.00	$1,069.90		$5.84	1.12%	$1,000.00	$1,019.56	$5.70	1.12%
Class C	$1,000.00	$1,065.80		$9.74	1.87%	$1,000.00	$1,015.78	$9.50	1.87%
Class R3	$1,000.00	$1,068.60		$7.14	1.37%	$1,000.00	$1,018.30	$6.97	1.37%
Neuberger Berman Municipal Intermediate Bond Fund
Investor Class	$1,000.00	$1,034.60		$3.33	.65%	$1,000.00	$1,021.93	$3.31	.65%
Institutional Class	$1,000.00	$1,032.50	(2)	$1.85	.50%	$1,000.00	$1,022.68	$2.55	.50%
Class A	$1,000.00	$1,032.00	(2)	$3.22	.87%	$1,000.00	$1,020.82	$4.43	.87%
Class C	$1,000.00	$1,028.30	(2)	$5.99	1.62%	$1,000.00	$1,017.04	$8.24	1.62%
Neuberger Berman Short Duration Bond Fund
Investor Class	$1,000.00	$1,022.20		$3.57	.70%	$1,000.00	$1,021.68	$3.57	.70%
Institutional Class	$1,000.00	$1,027.30	(2)	$1.85	.50%	$1,000.00	$1,022.68	$2.55	.50%
Trust Class	$1,000.00	$1,020.70		$4.07	.80%	$1,000.00	$1,021.17	$4.08	.80%
Class A	$1,000.00	$1,026.70	(2)	$3.21	.87%	$1,000.00	$1,020.82	$4.43	.87%
Class C	$1,000.00	$1,023.90	(2)	$5.97	1.62%	$1,000.00	$1,017.04	$8.24	1.62%
Neuberger Berman Strategic Income Fund
Institutional Class	$1,000.00	$1,058.10		$3.89	.75%	$1,000.00	$1,021.42	$3.82	.75%
Trust Class	$1,000.00	$1,056.30		$5.70	1.10%	$1,000.00	$1,019.66	$5.60	1.10%
Class A	$1,000.00	$1,055.90		$5.96	1.15%	$1,000.00	$1,019.41	$5.85	1.15%
Class C	$1,000.00	$1,052.20		$9.57	1.85%	$1,000.00	$1,015.88	$9.40	1.85%

(1)
For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown), unless otherwise indicated.

(2)
For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 133/365 (to reflect the period shown of June 21, 2010 to October 31, 2010).

(3)	Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent period divided by 365.

Schedule of Investments Neuberger Berman Core Bond Fund

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)

U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (45.5%)
$15,000	U.S. Treasury Bills, 0.01%, due 11/18/10	$14,999
10,000	U.S. Treasury Bills, 0.05%, due 12/9/10	9,999
3,000	U.S. Treasury Bills, 0.09%, due 12/23/10	2,999
5,000	U.S. Treasury Bills, 0.09%, due 2/10/11	4,998
5,000	U.S. Treasury Bills, 0.16%, due 4/21/11	4,996
1,365	U.S. Treasury Bonds, 8.75%, due 5/15/20	2,087
205	U.S. Treasury Bonds, 6.88%, due 8/15/25	292
2,305	U.S. Treasury Bonds, 4.50%, due 2/15/36	2,524
8,476	U.S. Treasury Inflation Index Notes, 2.38%, due 1/15/17	9,713	ØØ
6,470	U.S. Treasury Notes, 2.38%, due 10/31/14	6,859	ØØ
12,200	U.S. Treasury Notes, 3.13%, due 1/31/17	13,258
2,305	U.S. Treasury Notes, 3.63%, due 8/15/19	2,528	ØØ

Total U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (Cost $73,651)		75,252

Mortgage-Backed Securities (30.1%)

Adjustable Rate Mortgages (1.4%)
235	Banc of America Funding Corp., Ser. 2005-F, Class 4A1, 3.15%, due 9/20/35	188	µ
306	First Horizon Mortgage Pass-Through Trust, Ser. 2005-AR5, Class 2A1, 2.76%, due 11/25/35	268	µ
236	GSR Mortgage Loan Trust, Ser. 2005-AR3, Class 6A1, 2.95%, due 5/25/35	199	µ
403	GSR Mortgage Loan Trust, Ser. 2007-AR1, Class 2A1, 5.65%, due 3/25/47	312	µ
225	HSI Asset Loan Obligation, Ser. 2007-AR1, Class 2A1, 5.95%, due 1/25/37	147	µ
49	IndyMac INDX Mortgage Loan Trust, Ser. 2006-AR7, Class 3A1, 5.35%, due 5/25/36	28	µ
433	IndyMac INDX Mortgage Loan Trust, Ser. 2006-AR11, Class 2A1, 5.09%, due 6/25/36	241	µ
590	JP Morgan Mortgage Trust, Ser. 2005-A3, Class 7CA1, 2.91%, due 6/25/35	521	µ
257	Residential Accredit Loans, Inc., Ser. 2005-QA10, Class A31, 3.86%, due 9/25/35	177	µØØ
339	Residential Accredit Loans, Inc., Ser. 2006-QA1, Class A21, 5.83%, due 1/25/36	185	µØØ
		2,266
Fannie Mae (21.0%)
5,681	Pass-Through Certificates, 6.00%, due 11/1/15 – 6/1/38	6,178
1,383	Pass-Through Certificates, 5.00%, due 3/1/21 – 7/1/39	1,474
94	Pass-Through Certificates, 8.50%, due 4/1/34	109
7,039	Pass-Through Certificates, 5.50%, due 11/1/35 – 1/1/39	7,565
910	Pass-Through Certificates, 5.00%, TBA, 30 Year Maturity	967	Ø
975	Pass-Through Certificates, 6.00%, TBA, 30 Year Maturity	1,059	Ø
16,235	Pass-Through Certificates, 5.50%, TBA, 30 Year Maturity	17,430	Ø
		34,782
Freddie Mac (7.7%)
492	Pass-Through Certificates, 5.00%, due 5/1/23 – 1/1/39	524
54	Pass-Through Certificates, 6.50%, due 11/1/25	60
345	Pass-Through Certificates, 5.31%, due 2/1/37	365	µ
835	Pass-Through Certificates, 5.29%, due 4/1/37	888	µ
894	Pass-Through Certificates, 5.50%, due 10/1/38 & 11/1/38	961
8,260	Pass-Through Certificates, 4.00%, TBA, 30 Year Maturity	8,501	Ø
1,375	Pass-Through Certificates, 5.50%, TBA, 30 Year Maturity	1,473	Ø
		12,772
Total Mortgage-Backed Securities (Cost $49,735)		49,820

See Notes to Schedule of Investments	27

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)

Corporate Debt Securities (25.8%)

Airlines (1.6%)
$530	Continental Airlines, Inc., Pass-Through Certificates, Ser. A, 7.25%, due 11/10/19	$588
434	Continental Airlines, Inc., Pass-Through Certificates, Ser. 2007-1, Class A, 5.98%, due 4/19/22	459
505	Delta Air Lines, Inc., Pass-Through Certificates, 6.20%, due 7/2/18	541
890	Delta Air Lines, Inc., Pass-Through Certificates, Ser. A, 7.75%, due 12/17/19	997
		2,585
Banking (6.9%)
690	Bank of America Corp., Senior Unsecured Medium-Term Notes, Ser. L, 7.38%, due 5/15/14	782
360	Bank of America Corp., Senior Unsecured Notes, 4.50%, due 4/1/15	375
595	Bank of America Corp., Senior Unsecured Medium-Term Notes, Ser. L, 5.65%, due 5/1/18	626
905	Bank of Tokyo-Mitsubishi UFJ Ltd., Notes, 1.60%, due 9/11/13	914	ñ
520	Citigroup, Inc., Senior Unsecured Notes, 6.13%, due 11/21/17	579
350	Citigroup, Inc., Senior Unsecured Notes, 8.13%, due 7/15/39	440
685	Goldman Sachs Group, Inc., Senior Unsecured Medium-Term Notes, 3.63%, due 8/1/12	714
325	Goldman Sachs Group, Inc., Senior Unsecured Medium-Term Notes, 6.00%, due 5/1/14	365
580	Goldman Sachs Group, Inc., Subordinated Notes, 6.75%, due 10/1/37	608
590	JP Morgan Chase & Co., Senior Unsecured Notes, 4.25%, due 10/15/20	594
480	JP Morgan Chase & Co., Senior Unsecured Notes, 5.50%, due 10/15/40	484
315	JP Morgan Chase Capital XV, Guaranteed Notes, 5.88%, due 3/15/35	302
915	Morgan Stanley, Senior Unsecured Notes, 3.45%, due 11/2/15	920	Ø
690	Morgan Stanley, Senior Unsecured Medium-Term Notes, Ser. F, 6.63%, due 4/1/18	775
1,540	Morgan Stanley, Senior Unsecured Medium-Term Notes, Ser. F, 5.63%, due 9/23/19	1,617	ØØ
465	Wachovia Corp., Senior Unsecured Medium-Term Notes, Ser. G, 5.50%, due 5/1/13	512	ØØ
685	Wells Fargo & Co., Senior Notes, 3.63%, due 4/15/15	722
		11,329
Beverages (0.5%)
625	Anheuser-Busch InBev Worldwide, Inc., Guaranteed Notes, 7.75%, due 1/15/19	808	ñØØ

Chemicals (0.4%)
475	The Dow Chemical Co., Senior Unsecured Notes, 8.55%, due 5/15/19	610

Commercial Services (0.9%)
885	ERAC USA Finance Co., Guaranteed Notes, 6.38%, due 10/15/17	1,035	ñØØ
430	ERAC USA Finance Co., Guaranteed Notes, 7.00%, due 10/15/37	476	ñ
		1,511
Diversified Capital Goods (0.2%)
315	Ingersoll-Rand Global Holding Co. Ltd., Guaranteed Notes, 6.00%, due 8/15/13	353

Diversified Financial Services (2.7%)
560	American Express Credit Corp., Senior Unsecured Medium-Term Notes, Ser. C, 5.88%, due 5/2/13	616
555	American Express Credit Corp., Senior Unsecured Notes, 2.75%, due 9/15/15	560
805	American Honda Finance Corp., Senior Unsecured Notes, 3.50%, due 3/16/15	851	ñØØ
830	General Electric Capital Corp., Senior Unsecured Notes, 5.90%, due 5/13/14	944
730	General Electric Capital Corp., Senior Unsecured Medium-Term Notes, Ser. A, 6.88%, due 1/10/39	839
615	Merrill Lynch & Co., Senior Unsecured Medium-Term Notes, Ser. C, 5.45%, due 2/5/13	654	ØØ
		4,464

See Notes to Schedule of Investments	28

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)

Electric - Integrated (0.1%)
$235	FirstEnergy Solutions Corp., Guaranteed Notes, 4.80%, due 2/15/15	$254
Food (1.6%)
1,400	Grupo Bimbo SAB de CV, Guaranteed Notes, 4.88%, due 6/30/20	1,465	ñØØ
140	Kraft Foods, Inc., Senior Unsecured Notes, 6.13%, due 2/1/18	165	ØØ
820	Kraft Foods, Inc., Senior Unsecured Notes, 6.50%, due 2/9/40	940
		2,570
Gas Distribution (0.5%)
420	Kinder Morgan Energy Partners L.P., Senior Unsecured Notes, 5.95%, due 2/15/18	480
325	Kinder Morgan Energy Partners L.P., Senior Unsecured Notes, 6.50%, due 9/1/39	345	ØØ
		825
Industrial (1.4%)
335	Husky Energy, Inc., Senior Unsecured Notes, 5.90%, due 6/15/14	374
455	Medco Health Solutions, Inc., Senior Unsecured Notes, 4.13%, due 9/15/20	459
300	Rio Tinto Finance (USA) Ltd., Guaranteed Notes, 5.20%, due 11/2/40	302
675	Vale Overseas Ltd., Guaranteed Notes, 4.63%, due 9/15/20	699
490	Weatherford Int'l Ltd., Guaranteed Notes, 5.13%, due 9/15/20	513
		2,347
Insurance (1.3%)
450	Hartford Financial Services Group, Inc., Senior Unsecured Notes, 5.38%, due 3/15/17	468
550	Hartford Financial Services Group, Inc., Senior Unsecured Notes, 5.50%, due 3/30/20	562
260	Lincoln National Corp., Senior Unsecured Notes, 7.00%, due 6/15/40	285
545	Prudential Financial, Inc., Senior Unsecured Medium-Term Notes, Ser. D, 3.88%, due 1/14/15	575	ØØ
180	Prudential Financial, Inc., Senior Unsecured Notes, 6.63%, due 6/21/40	198
		2,088
Media (1.7%)
650	DirecTV Holdings LLC, Guaranteed Notes, 3.55%, due 3/15/15	683
575	DirecTV Holdings LLC, Guaranteed Notes, 6.00%, due 8/15/40	585
285	News America, Inc., Guaranteed Notes, 6.90%, due 8/15/39	330
580	Time Warner Cable, Inc., Guaranteed Notes, 8.75%, due 2/14/19	772	ØØ
430	Time Warner, Inc., Guaranteed Notes, 6.10%, due 7/15/40	458
		2,828
Media - Broadcast (0.8%)
955	NBC Universal, Inc., Senior Unsecured Notes, 4.38%, due 4/1/21	975	ñ
365	NBC Universal, Inc., Senior Unsecured Notes, 5.95%, due 4/1/41	373	ñ
		1,348
Media - Cable (0.1%)
220	Comcast Corp., Guaranteed Notes, 6.40%, due 3/1/40	243

Metals/Mining Excluding Steel (0.3%)
530	Southern Copper Corp., Senior Unsecured Notes, 6.75%, due 4/16/40	569

See Notes to Schedule of Investments	29

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)

Office/Business Equipment (0.1%)
$170	Xerox Corp., Senior Unsecured Notes, 6.40%, due 3/15/16	$201
Pharmaceuticals (0.1%)
90	Express Scripts, Inc., Guaranteed Notes, 5.25%, due 6/15/12	96
Pipelines (0.3%)
425	Plains All American Pipeline L.P., Guaranteed Notes, 4.25%, due 9/1/12	446	ØØ
Real Estate (0.2%)
330	WEA Finance LLC, Guaranteed Notes, 7.50%, due 6/2/14	384	ñØØ
REITs (0.4%)
420	Simon Property Group LP, Senior Unsecured Notes, 10.35%, due 4/1/19	594	ØØ
Retail (0.3%)
425	CVS Pass-Through Trust, Pass-Through Certificates, 7.51%, due 1/10/32	496	ñ
Specialty Retail (0.3%)
420	Home Depot, Inc., Senior Unsecured Notes, 5.88%, due 12/16/36	436
Steel Producers/Products (1.5%)
1,070	ArcelorMittal, Senior Unsecured Notes, 6.13%, due 6/1/18	1,170	ØØ
745	ArcelorMittal, Senior Unsecured Notes, 9.85%, due 6/1/19	961
405	ArcelorMittal, Senior Unsecured Notes, 5.25%, due 8/5/20	410
		2,541
Telecommunications (0.9%)
465	AT&T, Inc., Senior Unsecured Notes, 4.85%, due 2/15/14	516
430	Telecom Italia Capital SA, Guaranteed Unsecured Notes, 4.95%, due 9/30/14	465	ØØ
410	Verizon New Jersey, Inc., Senior Unsecured Notes, Ser. A, 5.88%, due 1/17/12	433
		1,414
Tobacco (0.7%)
795	Lorillard Tobacco Co., Guaranteed Notes, 8.13%, due 6/23/19	918	ØØ
285	Lorillard Tobacco Co., Guaranteed Notes, 6.88%, due 5/1/20	306
		1,224
Total Corporate Debt Securities (Cost $39,720)		42,564
Asset-Backed Securities (13.1%)
185	Banc of America Commercial Mortgage, Inc., Ser. 2007-3, Class A4, 5.84%, due 6/10/49	193	µ
500	Banc of America Commercial Mortgage, Inc., Ser. 2007-4, Class ASB, 5.71%, due 2/10/51	544
12	Banc of America Funding Corp., Ser. 2006-G, Class 2A2, 0.34%, due 7/20/36	12	µ
77	Banc of America Funding Corp., Ser. 2006-G, Class 2A1, 0.48%, due 7/20/36	56	µ
1,000	Bear Stearns Commercial Mortgage Securities, Ser. 2007-PW15, Class A4, 5.33%, due 2/11/44	1,041	ØØ
400	Bear Stearns Commercial Mortgage Securities, Ser. 2007-PW17, Class A4, 5.69%, due 6/11/50	431
330	Carrington Mortgage Loan Trust, Ser. 2006-NC3, Class A3, 0.41%, due 8/25/36	166	µ

See Notes to Schedule of Investments	30

PRINCIPAL AMOUNT	VALUE†

(000's omitted)		(000's omitted)

$24	Chase Funding Mortgage Loan Asset-Backed Certificates, Ser. 2004-1, Class 2A2, 0.72%,	$22	µ
	due 12/25/33
110	Citigroup Mortgage Loan Trust, Inc., Ser. 2006-WFH1, Class M2, 0.63%, due 1/25/36	40	µ
1,050	Commercial Mortgage Loan Trust, Ser. 2008-LS1, Class A4B, 6.21%, due 12/10/49	1,121	µ
500	Commercial Mortgage Pass-Through Certificates, Ser. 2006-C8, Class A4, 5.31%, due 12/10/46	525
144	Countrywide Asset-Backed Certificates, Ser. 2005-IM2, Class A3, 0.53%, due 1/25/36	110	µ
75	Countrywide Asset-Backed Certificates, Ser. 2006-BC1, Class 1A, 0.46%, due 4/25/36	66	µ
110	Countrywide Asset-Backed Certificates, Ser. 2007-BC2, Class 2A1, 0.35%, due 6/25/37	107	µ
140	Credit Suisse First Boston Mortgage Securities Corp., Ser. 2001-CK6, Class A3, 6.39%, due 8/15/36	145
225	Credit Suisse First Boston Mortgage Securities Corp., Ser. 2005-C4, Class A3, 5.12%, due 8/15/38	233
139	Credit Suisse Mortgage Capital Certificates, Ser. 2007-TF2A, Class A1, 0.44%, due 4/15/22	122	ñµ
80	Credit Suisse Mortgage Capital Certificates, Ser. 2007-C3, Class A4, 5.91%, due 6/15/39	83	µ
1,200	Credit Suisse Mortgage Capital Certificates, Ser. 2006-C4, Class A3, 5.47%, due 9/15/39	1,281	ØØ
45	Credit Suisse Mortgage Capital Certificates, Ser. 2007-C4, Class A4, 6.00%, due 9/15/39	47	µ
100	Credit Suisse Mortgage Capital Certificates, Ser. 2007-C1, Class A3, 5.38%, due 2/15/40	101
130	Credit Suisse Mortgage Capital Certificates, Ser. 2007-C5, Class A4, 5.70%, due 9/15/40	135
250	Credit Suisse Mortgage Capital Certificates, Ser. 2008-C1, Class A3, 6.42%, due 2/15/41	268	µ
38	Credit-Based Asset Servicing and Securitization, Ser. 2005-CB5, Class AV2, 0.52%, due 8/25/35	36	µ
506	Credit-Based Asset Servicing and Securitization, Ser. 2006-CB3, Class AV3, 0.43%, due 3/25/36	413	µ
66	Credit-Based Asset Servicing and Securitization, Ser. 2006-CB6, Class A22, 0.35%, due 7/25/36	66	µ
750	CW Capital Cobalt Ltd., Ser. 2007-C3, Class A4, 6.01%, due 5/15/46	790	µ
45	Equifirst Mortgage Loan Trust, Ser. 2003-2, Class 3A3, 1.01%, due 9/25/33	41	µ
26	Fannie Mae Grantor Trust, Ser. 2002-T5, Class A1, 0.50%, due 5/25/32	25	µ
98	Fannie Mae Whole Loan, Ser. 2003-W5, Class A, 0.48%, due 4/25/33	93	µ
175	Greenwich Capital Commercial Funding Corp., Ser. 2007-GG11, Class A4, 5.74%, due 12/10/49	185
600	GS Mortgage Securities Corp. II, Ser. 2006-GG6, Class A4, 5.55%, due 4/10/38	651
400	GS Mortgage Securities Corp. II, Ser. 2006-GG8, Class A4, 5.56%, due 11/10/39	432
500	GS Mortgage Securities Corp. II, Ser. 2007-GG10, Class A4, 6.00%, due 8/10/45	529	µ
78	Household Home Equity Loan Trust, Ser. 2006-1, Class A1, 0.42%, due 1/20/36	71	µ
93	Household Home Equity Loan Trust, Ser. 2006-2, Class A2, 0.44%, due 3/20/36	86	µ
170	HSI Asset Securitization Corp. Trust, Ser. 2006-WMC1, Class A2, 0.36%, due 7/25/36	63	µ
134	Impac Secured Assets Corp., Ser. 2006-3, Class A4, 0.35%, due 11/25/36	123	µ
795	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2006-LDP9, Class A3, 5.34%, due 5/15/47	837
1,200	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2007-LDPX, Class A3, 5.42%, due 1/15/49	1,256
2,380	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2007-CB19, Class A4, 5.93%, due 2/12/49	2,532	µØØ
1,270	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2007-LD11, Class A4, 6.00%, due 6/15/49	1,348	µØØ
555	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2007-CB20, Class ASB, 5.69%, due 2/12/51	609	ØØ
1,219	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2007-LD12, Class A4, 5.88%, due 2/15/51	1,303	ØØ
46	JP Morgan Mortgage Acquisition Corp., Ser. 2006-CW2, Class AV3, 0.36%, due 8/25/36	46	µ
642	Knollwood CDO Ltd., Ser. 2006-2A, Class A2J, 0.71%, due 7/13/46	0	#µØØ
10	Merrill Lynch First Franklin Mortgage Loan, Ser. 2007-2, Class A2A, 0.37%, due 5/25/37	10	µØØ
700	Merrill Lynch/Countrywide Commercial Mortgage Trust, Ser. 2007-5, Class A4, 5.38%, due 8/12/48	715	ØØ
1,400	Merrill Lynch/Countrywide Commercial Mortgage Trust, Ser. 2007-7, Class A4, 5.81%, due 6/12/50	1,455	µØØ
42	Morgan Stanley Capital I, Ser. 2004-WMC3, Class B3, 4.31%, due 1/25/35	2	µØØ
300	Morgan Stanley Capital I, Ser. 2007-IQ16, Class A4, 5.81%, due 12/12/49	315	ØØ
54	MSCC Heloc Trust, Ser. 2003-2, Class A, 0.52%, due 4/25/16	47	µØØ
183	Nomura Asset Acceptance Corp., Ser. 2007-2, Class A1A, 0.38%, due 4/25/47	101	µØØ
146	Opteum Mortgage Acceptance Corp., Ser. 2005-3, Class A1B, 0.52%, due 7/25/35	131	µØØ
405	Option One Mortgage Loan Trust, Ser. 2006-2, Class 2A2, 0.36%, due 7/25/36	312	µØØ

See Notes to Schedule of Investments	31

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)

$150	Residential Accredit Loans, Inc., Ser. 2006-QO7, Class 3A2, 0.46%, due 9/25/46	$62	µØØ
13	Residential Asset Mortgage Products, Inc., Ser. 2003-RS2, Class AII, 0.94%, due 3/25/33	8	µØØ
34	Residential Asset Mortgage Products, Inc., Ser. 2003-RS3, Class AII, 0.98%, due 4/25/33	21	µØØ
9	Saxon Asset Securities Trust, Ser. 2004-1, Class A, 0.80%, due 3/25/35	7	µØØ
115	SLM Student Loan Trust, Ser. 2008-6, Class A1, 0.69%, due 10/27/14	116	µØØ
4	Specialty Underwriting & Residential Finance, Ser. 2003-BC1, Class A, 0.94%, due 1/25/34	3	µØØ

Total Asset-Backed Securities (Cost $20,985)		21,689

NUMBER OF SHARES

Short-Term Investments (2.7%)
4,395,141	State Street Institutional Liquid Reserves Fund Institutional Class (Cost $4,395)	4,395

Total Investments (117.2%) (Cost $188,486)		193,720	##

Liabilities, less cash, receivables and other assets [(17.2%)]		(28,445)

Total Net Assets (100.0%)		$165,275

See Notes to Schedule of Investments	32

Schedule of Investments Neuberger Berman Floating Rate Income Fund

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)

Bank Loan Obligationsµ (80.7%)

Aerospace & Defense (1.2%)
$496	Booz Allen & Hamilton, Inc., Term Loan C, 6.00%, due 7/31/15	$496
496	TASC, Inc., Term Loan B, 5.75%, due 12/18/15	500
		996
All Telecom (8.3%)
280	Cincinnati Bell, Inc., Term Loan, 6.50%, due 6/12/17	282
249	Integra Telecom Holdings, Inc., Term Loan B, 9.25%, due 4/15/15	251
800	Knology, Inc., Term Loan B, 5.50%, due 10/17/16	802
250	Level 3 Financing, Inc., Term Loan A, 2.54%, due 3/13/14	233
999	NTELOS, Inc., Term Loan B, 5.75%, due 8/7/15	1,005
1,130	Sitel LLC, Term Loan B, due 1/30/14	1,022	¢^^
832	Springboard Finance, LLC, Term Loan A, 7.00%, due 2/23/15	835
1,500	Transaction Network Services, Inc., Term Loan C, 6.00%, due 11/18/15	1,503
1,050	Yankee Cable Acquisition, LLC, Term Loan B1, 6.50%, due 8/26/16	1,040	¢^^
		6,973
Automotive (1.1%)
925	United Components, Inc., Term Loan B, 6.25%, due 3/23/17	930
Building & Development (2.0%)
796	Capital Automotive LP, Term Loan C, 2.76%, due 12/14/12	786
711	Custom Building Products, Inc., Term Loan B, 5.75%, due 3/19/15	709
27	Realogy Corp., Letter of Credit, 3.26%, due 10/10/13	24
194	Realogy Corp., Term Loan, 3.26%, due 10/10/13	178
		1,697
Business Equipment & Services (3.1%)
499	Advantage Sales & Marketing LLC, Second Lien Term Loan, 8.50%, due 5/5/17	504
790	Brickman Group Holdings, Inc., Term Loan B, 7.25%, due 10/14/16	798	¢^^
227	MSCI, Inc., Term Loan, 4.75%, due 6/1/16	228
374	Protection One Alarm Monitoring, Inc., Term Loan B, 6.00%, due 5/16/16	373
750	SourceCorp, Inc., Term Loan B, 5.76%, due 7/12/13	706
		2,609
Cable & Satellite Television (1.3%)
222	Charter Communications Operating LLC, Term Loan, 7.25%, due 3/6/14	229
833	Midcontinent Communications, Term Loan B, 6.25%, due 12/31/16	835
		1,064
Chemicals & Plastics (5.0%)
870	General Chemical Holding Co., Term Loan B, 6.75%, due 10/6/15	876	¢^^
333	Lyondell Chemical Co., Term Loan, 5.50%, due 4/8/16	335
397	Momentive Performance Materials, Inc., Term Loan B, 2.56%, due 12/4/13	388
685	PQ Corp., Second Lien Term Loan, 6.76%, due 7/30/15	645	¢^^
402	Rockwood Specialties Group, Inc., Term Loan H, 6.00%, due 5/15/14	403
790	Styron Corp., Term Loan B, 7.50%, due 6/17/16	803
780	Univar NV, Term Loan, 3.26%, due 10/10/14	775
		4,225

See Notes to Schedule of Investments	33

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)

Clothing/Textiles (0.8%)
$631	Phillips-Van Heusen Corp., Term Loan B, 4.75%, due 5/6/16	$635

Conglomerates (3.6%)
1,125	Goodman Global, Inc., Term Loan B, due 10/28/16	1,139	¢^^
45	Goodman Global, Inc., Term Loan B, due 10/30/17	46	¢^^
250	Goodman Global, Inc., Term Loan B, 6.25%, due 2/13/14	250
470	JohnsonDiversey, Inc., Term Loan B, 5.50%, due 11/24/15	472
1,125	Pinafore LLC, Term Loan B, 6.75%, due 9/29/16	1,137
		3,044
Containers & Glass Products (2.5%)
365	BWAY Holding Co., Term Loan B,5.50% – 6.00%, due 6/16/17	365
932	Graham Packaging Co. L.P., Term Loan C, 6.75%, due 4/5/14	939
300	Graham Packaging Co. L.P., Term Loan D, 6.00%, due 9/23/16	303
34	ICL Industrial Containers, Term Loan C, 6.00%, due 6/16/17	34
500	Reynolds Group Holdings, Inc., Term Loan D, due 5/5/16	504	^^††
		2,145
Drugs (1.6%)
364	Warner Chilcott Co. LLC, Term Loan A, 6.00%, due 10/30/14	362
448	Warner Chilcott Co. LLC, Term Loan B2, 6.25%, due 4/30/15	450
39	Warner Chilcott Co. LLC, Term Loan B4, 6.50%, due 2/22/16	40
70	Warner Chilcott Corp., Term Loan, 6.25%, due 4/30/15	70
269	Warner Chilcott Corp., Term Loan B1, 6.25%, due 4/30/15	270
121	Warner Chilcott Corp., Term Loan B3, 6.50%, due 2/22/16	122
		1,314
Electric - Generation (1.1%)
1,000	TPF Generation Holdings LLC, Second Lien Term Loan C, 4.54%, due 12/15/14	914	¢^^
Electronics/Electrical (6.6%)
398	Aspect Software, Inc., Term Loan B, 6.25%, due 4/19/16	399
750	AutoTrader.com, Inc., Term Loan B, 6.00%, due 6/14/16	752	¢^^
530	Fidelity National Information Services, Inc., Term Loan B, 5.25%, due 7/18/16	537
600	Fifth Third Processing Solutions, Term Loan B, due 11/30/16	606	¢^^
150	Fifth Third Processing Solutions, Term Loan, due 11/30/17	152	¢^^
1,122	Interactive Data Corp., Term Loan B, 6.75%, due 1/27/17	1,141
853	Reynolds & Reynolds Co., Term Loan B, 5.25%, due 4/21/17	856
374	SkillSoft Corp., Term Loan B, 6.50%, due 5/26/17	377
750	Verint Systems, Inc., Term Loan B, 5.25%, due 5/25/14	741
		5,561
Equipment Leasing (2.0%)
141	AIG/Delos Aircraft, Inc., Term Loan B2, 7.00%, due 3/17/16	144
692	AIG/International Lease Finance Corp., Term Loan B1, 6.75%, due 3/17/15	707
800	AWAS, First Lien Term Loan, 7.75%, due 6/10/16	817
		1,668
Farming/Agriculture (0.8%)
700	WM Bolthouse Farms, Inc., First Lien Term Loan, 5.50%, due 2/11/16	702

See Notes to Schedule of Investments	34

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)

Financial Intermediaries (4.9%)
$833	American General Finance Corp., Term Loan B, 7.25%, due 4/21/15	$840
380	CB Richard Ellis Services, Term Loan B, 5.75%, due 12/20/13	380
500	CIT Group, Inc., Term Loan 3, 6.25%, due 8/11/15	508
900	FIG LLC, Term Loan B, 5.75%, due 9/30/15	906
239	First Data Corp., Term Loan B2, 3.01%, due 9/24/14	215
498	LPL Holdings, Inc., Term Loan, 5.25%, due 6/28/17	494
829	Ocwen Financial Corp., Term Loan, 9.00%, due 7/28/15	823
		4,166
Food Products (3.3%)
564	Michael Foods, Inc., Term Loan B, 6.25%, due 6/29/16	573
1,125	NBTY, Inc., Term Loan B, 6.25%, due 10/2/17	1,139
1,047	Pinnacle Foods Holdings Corp., Term Loan D, 6.00%, due 4/2/14	1,058
		2,770
Food Service (0.9%)
770	DineEquity, Inc., Term Loan B, 6.00%, due 10/19/17	776

Food/Drug Retailers (1.5%)
325	Rite Aid Corp., Term Loan B, due 6/4/14	292	¢^^
993	Rite Aid Corp., Term Loan 3, 6.00%, due 6/4/14	986
		1,278
Health Care (7.8%)
499	Aurora Diagnostics LLC, Term Loan B, 6.25%, due 5/21/16	490
500	Grifols SA, Term Loan B, due 6/4/16	505	¢^^
750	HCA, Inc., Term Loan A, 1.54%, due 11/19/12	736
280	IASIS Healthcare Corp., Term Loan, 5.54%, due 6/13/14	271
594	IMS Health, Inc., Term Loan B, 5.25%, due 2/26/16	599
1,051	Multiplan, Inc., Term Loan B, 6.50%, due 8/26/17	1,053
927	RehabCare Group, Inc., Term Loan B, 6.00%, due 11/24/15	931
1,100	Universal Health Services, Inc., Term Loan B, due 7/28/16	1,112	¢^^
900	Valeant Pharmaceuticals Int'l, Term Loan B, due 9/27/16	909	¢^^
		6,606
Industrial Equipment (0.6%)
250	Generac Acquisition Corp., Term Loan B, 2.76% – 2.79%, due 11/11/13	237
242	Manitowoc Co., Inc., Term Loan B, 8.00%, due 11/6/14	243
		480
Insurance (0.9%)
747	Sedgwick CMS Holdings, Inc., First Lien Term Loan, 5.50%, due 5/27/16	746	¢^^

Leisure Goods/Activities/Movies (2.6%)
1,047	Cedar Fair L.P., Term Loan B, 5.50%, due 12/15/16	1,062
350	Six Flags Theme Parks, Inc., Term Loan, due 12/31/16	361	¢^^
734	Six Flags Theme Parks, Inc., Term Loan B, 6.00%, due 6/30/16	736
		2,159

See Notes to Schedule of Investments	35

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)

Lodging & Casinos (3.1%)
$900	CityCenter Construction, Term Loan, due 6/30/12	$870	¢^^
450	Harrah's Operating Co., Inc., Term Loan B2, 3.29%, due 1/28/15	397
497	Harrah's Operating Co., Inc., Term Loan B4, 9.50%, due 10/31/16	517
306	VML US Finance LLC, Term Loan B, 4.78%, due 5/25/12	306	¢^^
529	VML US Finance LLC, Term Loan B, 4.78%, due 5/27/13	529	¢^^
		2,619
Media - Broadcast (0.2%)
221	Univision Communications, Inc., Term Loan, 4.51%, due 3/31/17	209

Nonferrous Metals/Minerals (1.4%)
1,145	Fairmount Minerals Ltd., Term Loan B, 6.25%, due 8/5/16	1,157

Oil & Gas (1.2%)
993	MEG Energy Corp., Term Loan D, 6.00%, due 4/3/16	994

Publishing (3.6%)
246	Cengage Learning Acquisitions, Inc., Term Loan, 2.54%, due 7/3/14	225
499	Cengage Learning Acquisitions, Inc., Term Loan 1, 7.50%, due 7/3/14	498
229	Dex Media East LLC, Term Loan, 2.79% – 2.80%, due 10/24/14	186
432	Dex Media West LLC, Term Loan, 7.00%, due 10/24/14	399
919	Postmedia Network, Inc., Term Loan, 9.00%, due 7/13/16	929
798	Quad Graphics, Inc., Term Loan B, 5.50%, due 4/14/16	793
		3,030
Radio & Television (1.1%)
250	Clear Channel Communications, Inc., Term Loan B, 3.91%, due 1/28/16	198
735	Fox Acquisition Sub LLC, Term Loan, 7.50%, due 7/14/15	727
		925
Retailers (except food & drug) (2.2%)
398	Bass Pro Group LLC, Term Loan, 5.00% – 5.75%, due 4/9/15	398
750	Michaels Stores, Inc., Term Loan B2, 4.81% – 5.00%, due 7/31/16	743	¢^^
23	ServiceMaster Co., Term Loan DD, 2.76%, due 7/24/14	21
227	ServiceMaster Co., Term Loan, 2.76% – 2.80%, due 7/24/14	216
475	Toys 'R' Us-Delaware, Inc., Term Loan, 6.00%, due 9/1/16	477
		1,855
Surface Transport (0.6%)
451	Hertz Corp., Term Loan B, 2.01%, due 12/21/12	447
47	Hertz Corp., Letter of Credit, .34%, due 12/21/12	46
		493
Utilities (3.8%)
925	Bicent Power LLC, Term Loan B, 2.29%, due 6/30/14	802
250	FirstLight Power Resources, Second Lien Term Loan, 4.81%, due 5/1/14	229
204	Great Point Power, Term Loan DD, 5.50%, due 3/10/17	204
517	Longview Power LLC, Term Loan DD, due 2/28/14	443	¢^^

See Notes to Schedule of Investments	36

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)

$443	Longview Power LLC, Term Loan B, due 2/28/14	$381	¢^^
665	New Development Holdings LLC, Term Loan, 7.00%, due 7/3/17	677
460	RRI Energy, Inc., Term Loan B, due 9/8/17	460	¢^^
		3,196
Total Bank Loan Obligations (Cost $67,129)		67,936

Corporate Debt Securities (17.9%)

AirTransport (1.3%)
500	Continental Airlines, Inc., Senior Secured Notes, 6.75%, due 9/15/15	521	ñØØ
240	Continental Airlines, Inc., Pass-Through Certificates, Ser. 2009-1, Class A, 9.00%, due 7/8/16	278	ØØ
150	Delta Air Lines, Inc., Pass-Through Certificates, Ser. 2001-1, Class B, 7.71%, due 9/18/11	154	ØØ
135	Delta Air Lines, Inc., Senior Secured Notes, 9.50%, due 9/15/14	149	ñ
		1,102
Auto Loans (1.0%)
250	Ford Motor Credit Co. LLC, Senior Unsecured Notes, 8.00%, due 12/15/16	293	ØØ
480	Ford Motor Credit Co. LLC, Senior Unsecured Notes, 6.63%, due 8/15/17	537	ØØ
		830
Banking (1.2%)
275	CIT Group, Inc., Senior Secured Notes, 7.00%, due 5/1/14	277	ØØ
750	CIT Group, Inc., Senior Secured Notes, 7.00%, due 5/1/16	747	ØØ
		1,024
Chemicals (0.3%)
250	Momentive Performance Materials, Inc., Guaranteed Notes, 12.50%, due 6/15/14	286

Consumer/Commercial/Lease Financing (0.6%)
105	Int'l Lease Finance Corp., Senior Secured Notes, 6.50%, due 9/1/14	113	ñ
250	Int'l Lease Finance Corp., Senior Secured Notes, 6.75%, due 9/1/16	272	ñ
85	Int'l Lease Finance Corp., Senior Secured Notes, 7.13%, due 9/1/18	94	ñ
		479
Department Stores (0.9%)
745	Sears Holdings Corp., Senior Secured Notes, 6.63%, due 10/15/18	743	ñØØ

Electric - Generation (3.6%)
1,050	Calpine Corp., Senior Secured Notes, 7.25%, due 10/15/17	1,092	ñØØ
400	Dynegy-Roseton Danskammer, Pass-Through Certificates, Ser. B, 7.67%, due 11/8/16	372	ØØ
995	Energy Future Holdings Corp., Senior Secured Notes, 10.00%, due 1/15/20	1,042	ñØØ
553	Homer City Funding LLC, Senior Secured Notes, 8.14%, due 10/1/19	520	ØØ
		3,026
Electronics (1.3%)
250	NXP BV Funding LLC, Senior Secured Floating Rate Notes, 3.04%, due 10/15/13	238	µ
770	NXP BV Funding LLC, Senior Secured Notes, 9.75%, due 8/1/18	840	ñ
		1,078

See Notes to Schedule of Investments	37

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)

Gas Distribution (1.4%)
$905	Energy Transfer Equity L.P., Guaranteed Notes, 7.50%, due 10/15/20	$986	ØØ
250	Sabine Pass LNG L.P., Senior Secured Notes, 7.50%, due 11/30/16	231	ØØ
		1,217
Health Care (0.7%)
250	HCA, Inc., Senior Secured Notes, 8.50%, due 4/15/19	281
300	HCA, Inc., Senior Secured Notes, 7.25%, due 9/15/20	328
		609
Media - Broadcast (0.3%)
245	Univision Communications, Inc., Senior Secured Notes, 7.88%, due 11/1/20	257	ñ

Media - Cable (1.1%)
500	Echostar DBS Corp., Guaranteed Notes, 7.75%, due 5/31/15	544	ØØ
365	Virgin Media Secured Finance PLC, Senior Secured Notes, 6.50%, due 1/15/18	392
		936
Packaging (0.6%)
505	Reynolds Group Issuer, Inc., Senior Secured Notes, 7.13%, due 4/15/19	526	ñ

Specialty Retail (1.3%)
1,025	Toys "R: US-Delaware, Inc., Senior Secured Notes, 7.38%, due 9/1/16	1,067	ñØØ

Support - Services (0.5%)
350	RSC Equipment Rental, Inc., Senior Secured Notes, 10.00%, due 7/15/17	391	ñØØ

Telecom - Integrated/Services (0.9%)
665	PAETEC Holding Corp., Senior Secured Notes, 8.88%, due 6/30/17	717

Telecom - Wireless (0.9%)
700	Cricket Communications, Inc., Senior Secured Notes, 7.75%, due 5/15/16	754	ØØ
	Total Corporate Debt Securities (Cost $14,423)	15,042

NUMBER OF SHARES

Short-Term Investments (14.3%)
30	State Street Institutional Government Money Market Fund Institutional Class	0
12,023,359	State Street Institutional Liquid Reserves Fund Institutional Class	12,023	ØØ

Total Short-Term Investments (Cost $12,023)		12,023

Total Investments (112.9%) (Cost $93,575)		95,001	##

Liabilities, less cash, receivables and other assets [(12.9%)]		(10,869)

Total Net Assets (100.0%)		$84,132

See Notes to Schedule of Investments	38

Schedule of Investments Neuberger Berman High Income Bond Fund

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)

Bank Loan Obligationsµ (0.2%)

Media - Broadcast (0.2%)
$1,609	Univision Communications, Inc., Term Loan B, 4.51%, due 3/31/17 (Cost $1,400)	$1,523

Corporate Debt Securities (96.1%)

Aerospace/Defense (0.7%)
2,500	BE Aerospace, Inc., Senior Unsecured Notes, 8.50%, due 7/1/18	2,800
3,270	L-3 Communications Corp., Guaranteed Notes, Ser. B, 6.38%, due 10/15/15	3,368
		6,168
Airlines (2.0%)
7,520	Continental Airlines, Inc., Senior Secured Notes, 6.75%, due 9/15/15	7,830	ñ
2,210	Delta Air Lines, Inc., Senior Secured Notes, 9.50%, due 9/15/14	2,431	ñ
6,890	United Airlines, Inc., Pass-Through Certificates, Ser. 2009-2, Class A, 9.75%, due 1/15/17	8,097
		18,358
Auto Loans (2.9%)
2,750	Ford Motor Credit Co. LLC, Senior Unsecured Notes, 8.00%, due 12/15/16	3,219
11,260	Ford Motor Credit Co. LLC, Senior Unsecured Notes, 6.63%, due 8/15/17	12,594	ØØ
9,245	Ford Motor Credit Co. LLC, Senior Unsecured Notes, 8.13%, due 1/15/20	11,305
		27,118
Auto Parts & Equipment (0.2%)
1,970	Goodyear Tire & Rubber Co., Guaranteed Notes, 8.25%, due 8/15/20	2,098

Automakers (1.5%)
1,600	Ford Holdings, Inc., Guaranteed Notes, 9.30%, due 3/1/30	2,000	ØØ
2,725	Ford Motor Co., Senior Unsecured Notes, 7.45%, due 7/16/31	3,093
2,233	Ford Motor Co., Senior Unsecured Notes, 9.98%, due 2/15/47	2,783
5,875	Navistar Int'l Corp., Guaranteed Notes, 8.25%, due 11/1/21	6,440
		14,316
Banking (6.7%)
6,240	Ally Financial, Inc., Subordinated Notes, 8.00%, due 12/31/18	6,458
4,980	Ally Financial, Inc., Guaranteed Notes, 8.00%, due 3/15/20	5,503	ñ
11,060	Ally Financial, Inc., Guaranteed Notes, 8.00%, due 11/1/31	12,083
5,305	CIT Group, Inc., Senior Secured Notes, 7.00%, due 5/1/13	5,371
8,390	CIT Group, Inc., Senior Secured Notes, 7.00%, due 5/1/14	8,432
9,763	CIT Group, Inc., Senior Secured Notes, 7.00%, due 5/1/16	9,727
15,053	CIT Group, Inc., Senior Secured Notes, 7.00%, due 5/1/17	14,977
		62,551
Beverages (0.3%)
2,390	Constellation Brands, Inc., Guaranteed Notes, 7.25%, due 9/1/16	2,629

See Notes to Schedule of Investments	39

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)

Building & Construction (0.3%)
$3,330	Meritage Homes Corp., Guaranteed Notes, 7.15%, due 4/15/20	$3,230

Building Materials (1.8%)
1,540	Associated Materials LLC, Senior Secured Notes, 9.13%, due 11/1/17	1,617	ñ
4,325	Masco Corp., Senior Unsecured Notes, 6.13%, due 10/3/16	4,428
4,465	Ply Gem Industries, Inc., Senior Secured Notes, 11.75%, due 6/15/13	4,794
4,300	USG Corp., Guaranteed Notes, 9.75%, due 8/1/14	4,494	ñ
1,215	USG Corp., Senior Unsecured Notes, 6.30%, due 11/15/16	1,088
		16,421
Chemicals (2.8%)
3,360	Ashland, Inc., Guaranteed Notes, 9.13%, due 6/1/17	3,872
3,195	CF Industries, Inc., Guaranteed Notes, 6.88%, due 5/1/18	3,642
775	CF Industries, Inc., Guaranteed Notes, 7.13%, due 5/1/20	899
4,330	Huntsman Int'l LLC, Guaranteed Notes, 5.50%, due 6/30/16	4,303
4,610	LBI Escrow Corp., Senior Secured Notes, 8.00%, due 11/1/17	5,048	ñ
1,261	Momentive Performance Materials, Inc., Guaranteed Notes, 12.50%, due 6/15/14	1,441
2,890	Momentive Performance Materials, Inc., Guaranteed Notes, 11.50%, due 12/1/16	3,128
3,940	Momentive Performance Materials, Inc., Secured Notes, 9.00%, due 1/15/21	4,088	ñØ
		26,421
Consumer/Commercial/Lease Financing (2.4%)
1,150	American General Finance Corp., Senior Unsecured Medium-Term Notes, Ser. I, 5.85%, due 6/1/13	1,067
1,850	Int'l Lease Finance Corp., Senior Unsecured Notes, Ser. Q, 5.25%, due 1/10/13	1,866
2,695	Int'l Lease Finance Corp., Senior Unsecured Medium-Term Notes, 5.88%, due 5/1/13	2,745
2,200	Int'l Lease Finance Corp., Senior Unsecured Medium-Term Notes, Ser. R, 5.65%, due 6/1/14	2,200
8,000	Int'l Lease Finance Corp., Senior Unsecured Notes, 8.63%, due 9/15/15	9,000	ñ
2,885	Int'l Lease Finance Corp., Senior Unsecured Notes, 8.75%, due 3/15/17	3,282	ñ
1,840	Int'l Lease Finance Corp., Senior Unsecured Notes, 8.88%, due 9/1/17	2,102
		22,262
Department Stores (0.5%)
4,910	Sears Holdings Corp., Senior Secured Notes, 6.63%, due 10/15/18	4,898	ñ

Electric - Generation (4.4%)
8,435	Calpine Corp., Senior Secured Notes, 7.25%, due 10/15/17	8,772	ñ
5,995	Dynegy Holdings, Inc., Senior Unsecured Notes, 7.50%, due 6/1/15	4,646
7,545	Dynegy Holdings, Inc., Senior Unsecured Notes, 7.75%, due 6/1/19	5,150
4,165	Dynegy-Roseton Danskammer, Pass-Through Certificates, Ser. B, 7.67%, due 11/8/16	3,873
2,835	Edison Mission Energy, Senior Unsecured Notes, 7.20%, due 5/15/19	2,041
7,858	Edison Mission Energy, Senior Unsecured Notes, 7.63%, due 5/15/27	5,285
4,791	Energy Future Intermediate Holding Co. LLC, Senior Secured Notes, 10.00%, due 12/1/20	5,018
2,180	NRG Energy, Inc., Guaranteed Notes, 8.25%, due 9/1/20	2,311	ñ
4,360	RRI Energy, Inc., Senior Unsecured Notes, 7.63%, due 6/15/14	4,393
		41,489
Electric - Integrated (0.2%)
1,690	IPALCO Enterprises, Inc., Senior Secured Notes, 7.25%, due 4/1/16	1,842	ñ

See Notes to Schedule of Investments	40

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)

Electronics (2.8%)
$4,930	Advanced Micro Devices, Inc., Senior Unsecured Notes, 8.13%, due 12/15/17	$5,325
1,135	Advanced Micro Devices, Inc., Senior Unsecured Notes, 7.75%, due 8/1/20	1,203	ñ
5,715	Flextronics Int'l Ltd., Senior Subordinated Notes, 6.25%, due 11/15/14	5,822
1,670	Freescale Semiconductor, Inc., Guaranteed Notes, 10.13%, due 12/15/16	1,630
3,490	Freescale Semiconductor, Inc., Senior Secured Notes, 9.25%, due 4/15/18	3,734	ñ
1,290	Freescale Semiconductor, Inc., Guaranteed Notes, 10.75%, due 8/1/20	1,338	ñ
6,570	NXP BV Funding LLC, Senior Secured Notes, 9.75%, due 8/1/18	7,170	ñ
		26,222
Energy - Exploration & Production (5.0%)
15,455	ATP Oil & Gas Corp., Senior Secured Notes, 11.88%, due 5/1/15	14,103	ñ
5,525	Chesapeake Energy Corp., Guaranteed Notes, 9.50%, due 2/15/15	6,409
1,555	Chesapeake Energy Corp., Guaranteed Notes, 6.63%, due 8/15/20	1,646
2,345	Cimarex Energy Co., Guaranteed Notes, 7.13%, due 5/1/17	2,486
1,586	Denbury Resources, Inc., Guaranteed Notes, 8.25%, due 2/15/20	1,768
3,300	Linn Energy LLC, Senior Unsecured Notes, 8.63%, due 4/15/20	3,564	ñ
4,445	Linn Energy LLC, Guaranteed Notes, 7.75%, due 2/1/21	4,590	ñ
1,305	Pioneer Natural Resources Co., Senior Guaranteed Notes, 5.88%, due 7/15/16	1,367
1,980	Quicksilver Resources, Inc., Guaranteed Notes, 11.75%, due 1/1/16	2,287
8,300	SandRidge Energy, Inc., Guaranteed Notes, 8.00%, due 6/1/18	8,300	ñ
		46,520
Food & Drug Retailers (1.5%)
3,370	Rite Aid Corp., Senior Secured Notes, 9.75%, due 6/12/16	3,656
2,470	Rite Aid Corp., Senior Secured Notes, 10.38%, due 7/15/16	2,628
5,285	Rite Aid Corp., Senior Secured Notes, 7.50%, due 3/1/17	5,093
3,000	SUPERVALU, Inc., Senior Unsecured Notes, 8.00%, due 5/1/16	3,049
		14,426
Food - Wholesale (1.2%)
2,395	Del Monte Corp., Guaranteed Notes, 7.50%, due 10/15/19	2,629
1,980	Michael Foods, Inc., Senior Notes, 9.75%, due 7/15/18	2,158	ñ
5,745	NBTY, Inc., Guaranteed Notes, 9.00%, due 10/1/18	6,104	ñ
		10,891
Forestry/Paper (0.6%)
2,080	Georgia-Pacific LLC, Guaranteed Notes, 8.25%, due 5/1/16	2,387	ñ
2,390	PE Paper Escrow GmbH, Senior Secured Notes, 12.00%, due 8/1/14	2,772	ñ
		5,159
Gaming (4.2%)
6,115	FireKeepers Development Authority, Senior Secured Notes, 13.88%, due 5/1/15	7,170	ñ
2,950	Harrah's Operating Co., Inc., Guaranteed Notes, 5.63%, due 6/1/15	2,198
6,325	Harrah's Operating Co., Inc., Guaranteed Notes, 10.75%, due 2/1/16	5,748
1,920	Harrah's Operating Co., Inc., Senior Secured Notes, 12.75%, due 4/15/18	1,901	ñ
1,840	Marina District Finance Co., Inc., Senior Secured Notes, 9.50%, due 10/15/15	1,815	ñ
1,840	MGM Mirage, Inc., Guaranteed Notes, 7.50%, due 6/1/16	1,637
3,160	MGM Mirage, Inc., Senior Secured Notes, 11.13%, due 11/15/17	3,634
550	MGM Mirage, Inc., Senior Unsecured Notes, 11.38%, due 3/1/18	570
5,145	MGM Mirage, Inc., Senior Secured Notes, 9.00%, due 3/15/20	5,627	ñ

See Notes to Schedule of Investments	41

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)

$6,491	Pokagon Gaming Authority, Senior Notes, 10.38%, due 6/15/14	$6,751	ñ
2,365	San Pasqual Casino Development Group, Inc., Notes, 8.00%, due 9/15/13	2,294	ñ
		39,345
Gas Distribution (6.4%)
400	El Paso Corp., Senior Unsecured Notes, 7.00%, due 6/15/17	436
5,150	El Paso Energy Corp., Global Medium-Term Notes, 7.80%, due 8/1/31	5,510	ØØ
12,530	Energy Transfer Equity L.P., Guaranteed Notes, 7.50%, due 10/15/20	13,658
2,305	Ferrellgas L.P., Senior Unsecured Notes, 6.75%, due 5/1/14	2,334
3,500	Ferrellgas Partners L.P., Senior Unsecured Notes, 6.75%, due 5/1/14	3,544
3,355	Ferrellgas Partners L.P., Senior Unsecured Notes, 9.13%, due 10/1/17	3,707
950	Inergy L.P., Guaranteed Notes, 8.75%, due 3/1/15	1,033
2,580	Inergy L.P., Guaranteed Notes, 8.25%, due 3/1/16	2,709
2,100	Inergy L.P., Guaranteed Notes, 7.00%, due 10/1/18	2,194	ñ
2,200	Kinder Morgan Finance Co., Guaranteed Notes, 5.70%, due 1/5/16	2,269
1,905	MarkWest Energy Partners L.P., Guaranteed Notes, Ser. B, 6.88%, due 11/1/14	1,948
5,140	MarkWest Energy Partners L.P., Guaranteed Notes, Ser. B, 8.75%, due 4/15/18	5,641
3,480	Regency Energy Partners L.P., Guaranteed Notes, 6.88%, due 12/1/18	3,645
12,510	Sabine Pass LNG L.P., Senior Secured Notes, 7.50%, due 11/30/16	11,556
		60,184
Health Care (2.4%)
1,345	Columbia Healthcare Corp., Senior Unsecured Notes, 7.50%, due 12/15/23	1,271
1,985	Columbia/HCA Corp., Senior Unsecured Notes, 7.69%, due 6/15/25	1,866
1,370	Columbia/HCA Corp., Senior Unsecured Notes, 7.05%, due 12/1/27	1,209
5,085	HCA, Inc., Secured Notes, 9.25%, due 11/15/16	5,504
4,330	HCA, Inc., Secured Notes, 9.63%, due 11/15/16	4,709
7,135	HCA, Inc., Senior Secured Notes, 8.50%, due 4/15/19	8,027
		22,586
Health Facilities (2.3%)
5,885	Community Health Systems, Inc., Guaranteed Notes, 8.88%, due 7/15/15	6,297
4,210	Health Management Associates, Inc., Senior Secured Notes, 6.13%, due 4/15/16	4,336
2,625	LVB Acquisition, Inc., Guaranteed Notes, 10.38%, due 10/15/17	2,927
1,090	LVB Acquisition, Inc., Guaranteed Notes, 11.63%, due 10/15/17	1,228
4,140	National MENTOR Holdings, Inc., Guaranteed Notes, 11.25%, due 7/1/14	4,254
2,290	Tenet Healthcare Corp., Senior Secured Notes, 8.88%, due 7/1/19	2,576
		21,618
Health Services (1.3%)
1,045	AMGH Merger Sub, Inc., Guaranteed Notes, 9.25%, due 11/1/18	1,082	ñ
1,965	Omnicare, Inc., Guaranteed Notes, 6.88%, due 12/15/15	2,014
700	Service Corp. Int'l, Senior Unsecured Notes, 6.75%, due 4/1/15	737
4,345	Service Corp. Int'l, Senior Unsecured Notes, 7.50%, due 4/1/27	4,291
3,860	Warner Chilcott Co. LLC, Guaranteed Notes, 7.75%, due 9/15/18	4,014	ñ
		12,138
Hotels (1.1%)
1,780	Host Hotels & Resorts L.P., Guaranteed Notes, 6.88%, due 11/1/14	1,837
1,225	Host Hotels & Resorts L.P., Guaranteed Notes, Ser. O, 6.38%, due 3/15/15	1,256
2,720	Host Hotels & Resorts L.P., Guaranteed Notes, Ser. Q, 6.75%, due 6/1/16	2,825
3,725	Starwood Hotels & Resorts Worldwide, Inc., Senior Unsecured Notes, 6.75%, due 5/15/18	4,125
		10,043

See Notes to Schedule of Investments	42

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)

Investments & Misc. Financial Services (0.8%)
$7,230	Icahn Enterprises L.P., Guaranteed Notes, 7.75%, due 1/15/16	$7,429

Leisure (0.9%)
4,195	Cedar Fair L.P., Guaranteed Notes, 9.13%, due 8/1/18	4,510	ñ
3,270	Royal Caribbean Cruises Ltd., Senior Unsecured Notes, 7.00%, due 6/15/13	3,540
335	Royal Caribbean Cruises Ltd., Senior Unsecured Notes, 7.25%, due 6/15/16	365
		8,415
Machinery (1.5%)
7,830	Case New Holland, Inc., Senior Notes, 7.88%, due 12/1/17	8,750	ñ
4,965	The Manitowoc Co., Inc., Guaranteed Notes, 8.50%, due 11/1/20	5,182
		13,932
Media - Broadcast (2.6%)
5,925	Clear Channel Communications, Inc., Senior Unsecured Notes, 5.75%, due 1/15/13	5,332
3,075	Sirius XM Radio, Inc., Guaranteed Notes, 8.75%, due 4/1/15	3,317	ñ
5,609	Umbrella Acquisition, Inc., Guaranteed Notes, 9.75%, due 3/15/15	5,878	ñ
2,710	Univision Communications, Inc., Senior Secured Notes, 7.88%, due 11/1/20	2,845	ñ
5	XM Satellite Radio, Inc., Guaranteed Notes, 13.00%, due 8/1/13	6	ñ
6,895	XM Satellite Radio, Inc., Senior Unsecured Notes, 7.63%, due 11/1/18	7,085	ñ
		24,463
Media - Cable (5.7%)
5,350	CCO Holdings LLC, Guaranteed Notes, 7.25%, due 10/30/17	5,524	ñ
2,890	CCO Holdings LLC, Guaranteed Notes, 8.13%, due 4/30/20	3,121	ñ
7,240	Cequel Communications Holdings I LLC, Senior Unsecured Notes, 8.63%, due 11/15/17	7,747	ñ
4,265	CSC Holdings, Inc., Senior Unsecured Notes, 8.50%, due 6/15/15	4,697
6,655	DISH DBS Corp., Guaranteed Notes, 7.75%, due 5/31/15	7,246
6,450	DISH DBS Corp., Guaranteed Notes, 7.88%, due 9/1/19	7,071
3,300	Videotron Ltee, Guaranteed Senior Unsecured Notes, 6.88%, due 1/15/14	3,345
3,615	Videotron Ltee, Guaranteed Notes, 9.13%, due 4/15/18	4,071
1,655	Virgin Media Finance PLC, Guaranteed Notes, 9.13%, due 8/15/16	1,769
6,775	Virgin Media Finance PLC, Guaranteed Notes, Ser. 1, 9.50%, due 8/15/16	7,698
550	Virgin Media Finance PLC, Guaranteed Notes, 8.38%, due 10/15/19	613
		52,902
Media - Services (1.3%)
2,440	Nielsen Finance LLC, Guaranteed Notes, 11.50%, due 5/1/16	2,806
8,465	WMG Acquisition Corp., Senior Secured Notes, 9.50%, due 6/15/16	9,121
		11,927
Metals/Mining Excluding Steel (1.3%)
5,930	Arch Coal, Inc., Guaranteed Notes, 8.75%, due 8/1/16	6,656
1,096	Arch Western Finance LLC, Guaranteed Notes, 6.75%, due 7/1/13	1,107
3,050	FMG Resources (August 2006) Pty Ltd., Senior Notes, 7.00%, due 11/1/15	3,126	ñ
1,310	Peabody Energy Corp., Guaranteed Notes, 7.38%, due 11/1/16	1,484
		12,373

See Notes to Schedule of Investments	43

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)

Multi - Line Insurance (0.9%)
$7,765	American Int'l Group, Inc., Junior Subordinated Debentures, 8.18%, due 5/15/58	$8,270	µ

Packaging (2.8%)
2,550	Ardagh Packaging Finance PLC, Senior Secured Notes, 7.38%, due 10/15/17	2,703	ñ
1,605	Ardagh Packaging Finance PLC, Guaranteed Notes, 9.13%, due 10/15/20	1,701	ñ
1,295	Ball Corp., Guaranteed Notes, 6.63%, due 3/15/18	1,344
2,200	Berry Plastics Corp., Secured Notes, 8.88%, due 9/15/14	2,239
1,090	Berry Plastics Corp., Senior Secured Notes, 8.88%, due 9/15/14	1,109
8,285	Berry Plastics Corp., Senior Secured Notes, 9.50%, due 5/15/18	8,119
1,225	Crown Americas LLC, Guaranteed Notes, 7.63%, due 5/15/17	1,335
1,030	Graham Packaging Co. L.P., Guaranteed Notes, 8.25%, due 10/1/18	1,066	ñ
2,170	Reynolds Group Issuer, Inc., Senior Notes, 9.00%, due 4/15/19	2,254	ñ
3,735	Reynolds Group Issuer, Inc., Senior Secured Notes, 7.13%, due 4/15/19	3,894	ñ
		25,764
Pharmaceuticals (0.6%)
2,705	Valeant Pharmaceuticals Int'l, Guaranteed Notes, 6.75%, due 10/1/17	2,823	ñ
2,470	Valeant Pharmaceuticals Int'l, Guaranteed Notes, 7.00%, due 10/1/20	2,594	ñ
		5,417
Printing & Publishing (1.3%)
4,295	Cengage Learning Acquisitions, Inc., Senior Notes, 10.50%, due 1/15/15	4,445	ñ
3,410	Gannett Co., Inc., Guaranteed Notes, 9.38%, due 11/15/17	3,828
4,165	Gannett Co., Inc., Guaranteed Notes, 7.13%, due 9/1/18	4,285	ñ
		12,558
REITs (0.8%)
820	Ventas Realty L.P., Guaranteed Notes, 6.50%, due 6/1/16	863
5,425	Ventas Realty L.P., Guaranteed Notes, Ser. 1, 6.50%, due 6/1/16	5,711
965	Ventas Realty L.P., Guaranteed Notes, 6.75%, due 4/1/17	998
		7,572
Software/Services (3.8%)
2,180	Ceridian Corp., Guaranteed Notes, 11.25%, due 11/15/15	2,120
9,330	Ceridian Corp., Guaranteed Notes, 12.25%, due 11/15/15	9,073
3,920	Fidelity National Information Services, Inc., Guaranteed Notes, 7.63%, due 7/15/17	4,244	ñ
2,740	Fidelity National Information Services, Inc., Guaranteed Notes, 7.88%, due 7/15/20	2,994	ñ
5,170	Lender Processing Services, Inc., Guaranteed Notes, 8.13%, due 7/1/16	5,325
1,194	SunGard Data Systems, Inc., Guaranteed Notes, 9.13%, due 8/15/13	1,222
2,810	SunGard Data Systems, Inc., Guaranteed Notes, 10.63%, due 5/15/15	3,140
6,665	SunGard Data Systems, Inc., Guaranteed Notes, 10.25%, due 8/15/15	7,023
		35,141
Specialty Retail (1.0%)
7,845	Toys "R" Us Property Co. I LLC, Guaranteed Notes, 10.75%, due 7/15/17	8,963

Steel Producers/Products (1.1%)
1,070	Steel Dynamics, Inc., Guaranteed Notes, 6.75%, due 4/1/15	1,109
1,665	Steel Dynamics, Inc., Guaranteed Notes, 7.75%, due 4/15/16	1,778

See Notes to Schedule of Investments	44

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)

$4,445	Tube City IMS Corp., Guaranteed Notes, 9.75%, due 2/1/15	$4,628
3,330	United States Steel Corp., Senior Unsecured Notes, 6.65%, due 6/1/37	2,955
		10,470
Support - Services (2.2%)
1,860	Knowledge Learning Corp., Inc., Guaranteed Notes, 7.75%, due 2/1/15	1,869	ñ
2,390	RSC Equipment Rental, Inc., Senior Unsecured Notes, 9.50%, due 12/1/14	2,494
1,230	RSC Equipment Rental, Inc., Guaranteed Notes, 10.25%, due 11/15/19	1,338
2,430	United Rentals N.A., Inc., Guaranteed Notes, 7.00%, due 2/15/14	2,479
2,915	United Rentals N.A., Inc., Guaranteed Notes, 10.88%, due 6/15/16	3,323
3,005	United Rentals N.A., Inc., Guaranteed Notes, 8.38%, due 9/15/20	3,050
2,455	West Corp., Guaranteed Notes, 11.00%, due 10/15/16	2,651
3,245	West Corp., Guaranteed Notes, 8.63%, due 10/1/18	3,367	ñ
		20,571
Telecom - Integrated/Services (8.4%)
13,025	Citizens Communications Corp., Senior Unsecured Notes, 9.00%, due 8/15/31	14,523
1,915	Dycom Investments, Inc., Guaranteed Notes, 8.13%, due 10/15/15	1,963
5,360	GCI, Inc., Senior Unsecured Notes, 8.63%, due 11/15/19	5,896
5,355	Integra Telecom Holdings, Inc., Senior Secured Notes, 10.75%, due 4/15/16	5,663	ñ
12,752	Intelsat Bermuda Ltd., Guaranteed Notes, 11.50%, due 2/4/17	13,620	ØØ
1,655	Intelsat Jackson Holdings Ltd., Guaranteed Notes, 8.50%, due 11/1/19	1,808	ñ
8,185	Level 3 Financing, Inc., Guaranteed Notes, 9.25%, due 11/1/14	8,021
5,680	Level 3 Financing, Inc., Guaranteed Notes, 10.00%, due 2/1/18	5,439
1,090	PAETEC Holding Corp., Guaranteed Notes, 9.50%, due 7/15/15	1,153
3,370	PAETEC Holding Corp., Senior Secured Notes, 8.88%, due 6/30/17	3,631
3,600	Qwest Communications Int'l, Inc., Guaranteed Notes, 7.13%, due 4/1/18	3,825	ñ
5,350	Qwest Corp., Senior Unsecured Notes, 8.38%, due 5/1/16	6,447
1,585	Windstream Corp., Guaranteed Notes, 8.13%, due 8/1/13	1,745
4,310	Windstream Corp., Guaranteed Notes, 8.63%, due 8/1/16	4,579
		78,313
Telecom - Wireless (3.6%)
9,985	Clearwire Communications LLC, Senior Secured Notes, 12.00%, due 12/1/15	11,059	ñ
4,425	Cricket Communications, Inc., Senior Secured Notes, 7.75%, due 5/15/16	4,768
3,592	MetroPCS Wireless, Inc., Guaranteed Notes, 9.25%, due 11/1/14	3,763
14,700	Sprint Capital Corp., Guaranteed Notes, 6.88%, due 11/15/28	13,854
		33,444
Total Corporate Debt Securities (Cost $834,183)		896,857

NUMBER OF SHARES

Short-Term Investments (2.2%)
20,336,655	State Street Institutional Liquid Reserves Fund Institutional Class (Cost $20,337)	20,337

Total Investments (98.5%) (Cost $855,920)		918,717	##

Cash, receivables and other assets, less liabilities (1.5%)		14,460

Total Net Assets (100.0%)		$933,177

See Notes to Schedule of Investments	45

Schedule of Investments Neuberger Berman Municipal Intermediate Bond Fund

PRINCIPAL AMOUNT	SECURITY@@	VALUE†

(000's omitted)		(000's omitted)

Municipal Debt Securities (99.2%)
Alaska (0.5%)
$ 500	Anchorage G.O., Ser. 2008-A, 5.00%, due 8/1/20	$570

Arizona (3.9%)
875	Northern Arizona Univ. Cert. of Participation (Research Infrastructure Proj.), Ser. 2005, (AMBAC Insured), 4.00%, due 9/1/14	928
2,000	Pima Co. Cert. of Participation, Ser. 2009, 4.00%, due 6/1/12	2,081
1,550	Salt River Proj. Agricultural Imp. & Pwr. Dist. Elec. Sys. Ref. Rev., Ser. 2002-A, 5.25%, due 1/1/18	1,642
		4,651
California (12.1%)
450	California Ind. G.O., Ser. 2009-B, 5.00%, due 7/1/20	514
1,000	California Pub. Works Board Lease Rev. Dept. of Mental Hlth. (Coalinga St. Hosp.), Ser. 2004-A, 5.50%, due 6/1/21	1,050
2,000	California St. G.O., Ser. 2010, 5.25%, due 3/1/30	2,112
200	California St. G.O. (Muni. Sec. Trust Receipts), Ser. 2001-SGA135, (AMBAC Insured), 0.31%, due 12/1/30	200	ñµa
850	Folsom Spec. Tax Ref. (Comm. Facs. Dist. Number 2), Ser. 2010, 5.00%, due 12/1/19	902
1,000	Los Angeles Dept. of Wtr. & Pwr. Sys. Rev., Ser. 2009-B, 5.25%, due 7/1/23	1,157	ØØ
1,000	Sacramento City Fin. Au. Ref. Rev. (Master Lease Prog. Facs.), Ser. 2006-E, (AMBAC Insured), 5.25%, due 12/1/24	1,066
905	San Diego Pub. Fac. Fin. Au. Lease Ref. Rev. (Ballpark), Ser. 2007-A, (AMBAC Insured), 5.25%, due 2/15/21	960	ñ
1,500	San Diego Pub. Facs. Fin. Au. Sr. Swr. Ref. Rev., Ser. 2009-B, 5.00%, due 5/15/21	1,718
630	San Francisco City & Co. Redev. Agcy. Lease Rev. Cap. Appreciation (George R. Moscone Convention Ctr.), Ser. 1992, 0.00%, due 7/1/12	619
1,500	San Jose Redev. Agcy. Tax Allocation, Ser. 2005-A, (National Public Finance Guarantee Corp. Insured), 5.00%, due 8/1/19	1,581
1,125	Santa Clara Co. East Side Union High Sch. Dist. G.O. (Election 2008), Ser. 2010-B, (Assured Guaranty Insured), 5.00%, due 8/1/23	1,232
1,300	Walnut Pub. Fin. Au. Tax Allocation Rev. (Walnut Imp. Proj.), Ser. 2002, (AMBAC Insured), 5.38%, due 9/1/22	1,330	ØØ
		14,441
Colorado (4.3%)
2,600	Colorado Ed. & Cultural Facs. Au. Rev. (Nat'l Jewish Federal Board Prog.), Ser. 2009-C7, (LOC: U.S. Bank), 0.28%, due 3/1/39	2,600	µß
1,645	Colorado Wtr. Res. & Pwr. Dev. Au. Clean Wtr. Rev., Ser. 2010-A, 4.00%, due 9/1/25	1,730
730	Denver City & Co. Cert. of Participation (Wastewater/ Rosyn Properties), Ser. 2010-B, 3.00%, due 12/1/16	767
		5,097
District of Columbia (2.5%)
950	Dist. of Columbia Ref. Rev. (The American Univ.), Ser. 2008, (LOC: Bank of America), 0.30%, due 10/1/38	950	µß
1,865	Dist. of Columbia Univ. Ref. Rev. (Georgetown Univ.), Ser. 2009-A, 5.00%, due 4/1/21	2,023	ß
		2,973

See Notes to Schedule of Investments	46

PRINCIPAL AMOUNT	SECURITY@@	VALUE†

(000's omitted)		(000's omitted)

Florida (2.5%)
$ 1,255	Port St. Lucie Research Facs. Rev. (Oregon Hlth. and Science Univ. Vaccine and Gene	$1,326	ß
	Therapy Institute Florida Corp. Proj.), Ser. 2010, 5.00%, due 5/1/22
1,580	Port St. Lucie Research Facs. Rev. (Oregon Hlth. and Science Univ. Vaccine and Gene Therapy Institute Florida Corp. Proj.), Ser. 2010, 5.00%, due 5/1/23	1,654	ß
		2,980
Georgia (2.0%)
1,000	Gwinnett Co. Sch. Dist. G.O. Ref., Ser. 2010, 5.00%, due 2/1/25	1,217
1,000	Gwinnett Co. Sch. Dist. G.O. Ref., Ser. 2010, 5.00%, due 2/1/27	1,172
		2,389
Illinois (10.4%)
2,000	Chicago G.O., Ser. 2010-A, 5.00%, due 12/1/15	2,295
1,000	Chicago O'Hare Int'l Arpt. Gen. Arpt. Third Lien Ref. Rev., Ser. 2005-B, (National Public Finance Guarantee Corp. Insured), 5.25%, due 1/1/17	1,135
1,600	Cook Co. Sch. Dist. Number 144 G.O. (Ltd. Sch.), Ser. 2010-A, (AGM Insured), 5.25%, due 12/1/27	1,680
600	Illinois Fin. Au. Rev. (Univ. of Chicago), Ser. 2007, 5.00%, due 7/1/22	664	ß
1,650	Illinois St. (Build Illinois), Ser. 2010, 5.00%, due 6/15/17	1,888	ØØ
2,000	Illinois St. G.O., Ser. 1997, (National Public Finance Guarantee Corp. Insured), 5.25%, due 7/1/22	2,005
1,060	Illinois St. G.O., Ser. 2007, (National Public Finance Guarantee Corp. Insured), 5.00%, due 4/1/20	1,127
1,500	Illinois St. G.O. Ref., Ser. 2010, (AGM Insured), 5.00%, due 1/1/15	1,646
		12,440
Indiana (2.4%)
940	Indiana Muni. Pwr. Agcy. Pwr. Supply Sys. Ref. Rev., Ser. 2010-B, 5.00%, due 1/1/22	1,055
1,615	Indiana St. Fin. Au. Rev. (St. Revolving Fund Prog.), Ser. 2009-A1, 5.00%, due 2/1/21	1,856
		2,911
Iowa (1.2%)
1,345	Iowa Fin. Au. Hlth. Care Fac. Rev. (Genesis Hlth. Sys.), Ser. 2010, 5.00%, due 7/1/13	1,476	ß

Kansas (3.2%)
1,000	Kansas St. Dev. Fin. Au. Hlth. Facs. Rev. (Hays Med. Ctr., Inc.), Ser. 2010-Q, 5.00%, due 5/15/35	981	Ø
1,740	Kansas St. Dev. Fin. Au. Rev. (Dept. of Commerce Impact Prog.), Ser. 2009, 5.00%, due 6/1/16	2,009
750	Wichita Hosp. Rev. (Facs. Imp.), Ser. 2009-IIIA, 4.50%, due 11/15/12	795	ß
		3,785
Louisiana (0.5%)
570	Terrebonne Parish LA Hosp. Svc. Dist. Number 1 Hosp. Ref. Rev. (Gen. Med. Ctr. Proj.), Ser. 2010, 4.00%, due 4/1/15	595

Massachusetts (5.9%)
2,000	Massachusetts Bay Trans. Au. Rev. (Assessment), Ser. 2006-A, 5.25%, due 7/1/30	2,393
1,000	Massachusetts Bay Trans. Au. Sr. Sales Tax Rev., Ser. 2005-B, (National Public Finance Guarantee Corp. Insured), 5.50%, due 7/1/24	1,233
1,000	Massachusetts Bay Trans. Au. Sr. Sales Tax Rev., Ser. 2006-A, 5.25%, due 7/1/34	1,170
1,225	Massachusetts St. HFA Hsg. Rev. (Single Family), Ser. 2009-144, 3.95%, due 6/1/18	1,252
500	Massachusetts St. Hlth. & Ed. Fac. Au. Rev. (Berklee College of Music), Ser. 2007-A, 5.00%, due 10/1/15	573	ß
440	Massachusetts St. Turnpike Au. Western Turnpike Rev., Ser. 1997-A, (National Public Finance Guarantee Corp. Insured), 5.55%, due 1/1/17	442
		7,063

See Notes to Schedule of Investments	47

PRINCIPAL AMOUNT	SECURITY@@	VALUE†

(000's omitted)		(000's omitted)

Michigan (3.8%)
$1,000	Michigan St. Hsg. Dev. Au., Ser. 2009-B, 3.10%, due 6/1/11	$1,004
1,000	Michigan St. Trunk Line Ref. Rev., Ser. 2009, 5.00%, due 11/1/19	1,162
2,160	Saginaw Valley St. Univ. Rev., Ser. 2010-A, 5.00%, due 7/1/13	2,350
		4,516
Minnesota (1.4%)
1,500	Becker PCR (No. St. Pwr. Co.), Ser. 1992-A, 8.50%, due 3/1/19	1,702	ß

Mississippi (1.8%)
1,045	Mississippi Dev. Bank Spec. Oblig. (Dept. Corrections), Ser. 2010-D, 5.00%, due 8/1/22	1,151
790	Mississippi St. G.O. Ref., Ser. 2003-A, 5.25%, due 11/1/20	955
		2,106
Missouri (1.8%)
1,040	Missouri St. Dev. Fin. Board Infrastructure Facs. Ref. Rev. Wtr. Sys., Ser. 2009-E, 4.00%, due 11/1/15	1,109
1,000	Missouri St. Hlth. & Ed. Fac. Au. Rev. (Children's Mercy Hosp.), Ser. 2009, 5.13%, due 5/15/24	1,057	ß
		2,166
Nebraska (1.5%)
1,520	Omaha Pub. Fac. Corp. Lease Rev. (Baseball Stadium Proj.), Ser. 2009, 5.00%, due 6/1/22	1,729

Nevada (2.3%)
1,345	Clark Co. G.O. (Limited Tax Bond Bank), Ser. 2001, (National Public Finance Guarantee Corp. Insured), 5.50%, due 6/1/13	1,383
450	Las Vegas Convention & Visitors Au. Rev., Ser. 1999, (AMBAC Insured), 6.00%, due 7/1/11	451
750	Las Vegas Redev. Agcy. Tax Increment Rev., Ser. 2009-A, 7.50%, due 6/15/23	875
		2,709
New Jersey (3.7%)
790	New Jersey St. Higher Ed. Assist. Au. Std. Loan Ref. Rev., Ser. 2010-1A, 4.75%, due 12/1/23	809
1,000	New Jersey St. Turnpike Au. Turnpike Rev., Ser. 2009-H, 5.00%, due 1/1/20	1,149
1,000	New Jersey Trans. Trust Fund Au. Trans. Sys. Rev., Ser. 2006-A, 5.25%, due 12/15/19	1,154
1,255	Newark G.O., Ser. 2010-A, 4.00%, due 10/1/21	1,286
		4,398
New Mexico (1.9%)
1,000	Albuquerque Muni. Sch. Dist. Number 012 (Sch. Bldg.) G.O., Ser. 2008-B, 4.50%, due 8/1/19	1,110
1,000	New Mexico Fin. Au. St. Trans. Rev. Sr. Lien, Ser. 2004-A, (National Public Finance Guarantee Corp. Insured), 5.25%, due 6/15/21 Pre-Refunded 6/15/14	1,154
		2,264
New York (8.6%)
400	Long Island Pwr. Au. Elec. Sys. Rev., Ser. 2006-F, (National Public Finance Guarantee Corp. Insured), 5.00%, due 5/1/19	446
3,640	New York St. Dorm. Au. Rev., Ser. 2002-B, 5.25%, due 11/15/23 Putable 5/15/12	3,878	µ
1,500	New York St. Dorm. Au. Rev. Non St. Supported Debt (Mtge. United Hlth. Hosp.), Ser. 2009, (FHA Insured), 4.00%, due 8/1/14	1,598	ß
1,030	New York St. Env. Fac. Corp. Spec. Oblig. Rev. Ref. (Riverbank St. Park), Ser. 1996, (AMBAC Insured), 6.25%, due 4/1/12	1,079

See Notes to Schedule of Investments	48

PRINCIPAL AMOUNT	SECURITY@@	VALUE†

(000's omitted)		(000's omitted)

$250	New York St. Urban Dev. Corp. Ref. Rev. (Correctional Facs.), Ser. 1994-A, (AGM Insured),	$267
	5.50%, due 1/1/14
750	New York St. Urban Dev. Corp. Rev. (St. Personal Income Tax), Ser. 2009-A1, 5.00%, due 12/15/19	892
2,000	Port Au. New York & New Jersey Rev. (One Hundred Fifty-Third), Ser. 2008, 4.50%, due 7/15/27	2,113
		10,273
North Carolina (0.9%)
650	North Carolina St. Cap. Imp. Ltd. Oblig. (Annual Appropriation), Ser. 2009-A, 5.00%, due 5/1/19	765
295	Western Carolina Univ. Research & Dev. Corp. Cert. of Participation (Western Carolina Univ. Std. Hsg.), Ser. 2008, (Assured Guaranty Insured), 5.25%, due 6/1/20	339	ß
		1,104
Ohio (0.5%)
530	North Olmsted G.O., Ser. 1996, (AMBAC Insured), 6.20%, due 12/1/11	546

Oregon (1.1%)
1,240	Oregon St. Hsg. & Comm. Svc. Dept. Mtge. Rev. (Single Family Mtge. Prog.), Ser. 2005-D, 4.40%, due 7/1/19	1,273

Pennsylvania (1.4%)
1,285	Pennsylvania HFA Single Family Mtge. Rev., Ser. 2010-109, 2.45%, due 4/1/16	1,283
340	Pennsylvania St. Pub. Sch. Bldg. Au. College Rev. (Montgomery Co. Comm. College), Ser. 2008, (AGM Insured), 5.00%, due 5/1/21	385	ß
		1,668
Puerto Rico (2.0%)
500	Puerto Rico Elec. Pwr. Au. Pwr. Rev., Ser. 2010-XX, 5.25%, due 7/1/35	513
1,745	Puerto Rico Elec. Pwr. Au. Pwr. Rev., Ser. 2010-XX, 5.25%, due 7/1/40	1,819
		2,332
Rhode Island (1.0%)
1,200	Rhode Island St. Std. Loan Au. Std. Loan Rev. (Sr. Prog.), Ser. 2010-A, 4.40%, due 12/1/19	1,222

South Carolina (0.1%)
200	Piedmont Muni. Pwr. Agcy. Elec. Rev. (Cap. Appreciation), Ser. 1988-A, (AMBAC Insured), 0.00%, due 1/1/13	168

South Dakota (0.8%)
1,000	South Dakota St. Hlth. & Ed. Facs. Au. Rev. (Reg. Hlth.), Ser. 2010, 4.38%, due 9/1/24	1,004	ß

Tennessee (1.5%)
1,600	Metro. Nashville Arpt. Au. Ref. Rev. Impt., Ser. 2010-B, (AGM Insured), 4.00%, due 7/1/15	1,757

Texas (7.2%)
500	Dallas Fort Worth Int'l Arpt. Ref. Rev., Ser. 2009-A, 5.00%, due 11/1/24	537
750	Fort Bend Independent Sch. Dist. Ref. G.O. (Sch. Bldg.), Ser. 2008, (PSF Insured), 5.00%, due 8/15/21	863
1,000	Grapevine Combination Tax & Tax Increment Reinvestment Zone Rev. Cert. of Oblig. G.O., Ser. 2000, (National Public Finance Guarantee Corp. Insured), 5.63%, due 8/15/15	1,003

See Notes to Schedule of Investments	49

PRINCIPAL AMOUNT	SECURITY@@	VALUE†

(000's omitted)		(000's omitted)
$ 1,000	Harris Co. Cultural Ed. Fac. Fin. Corp. Ref. Rev. (Methodist Hosp. Sys.), Ser. 2009-B1,	$1,067	µß
	5.00%, due 12/1/28 Putable 6/1/12
500	Harris Co. Cultural Ed. Fac. Fin. Corp. Rev. (Methodist Hosp. Sys.), Ser. 2008-B, 5.25%, due 12/1/17	570	ß
825	Houston Ref. G.O. (Pub. Imp.), Ser. 2009-A, 4.00%, due 3/1/16	925
1,000	Houston Wtr. & Swr. Sys. Jr. Lien Ref. Rev., Ser. 2001-B, (National Public Finance Guarantee Corp. Insured), 5.50%, due 12/1/24	1,277
450	Mesquite Independent Sch. Dist. G.O. (Sch. Bldg.), Ser. 2009, 5.00%, due 8/15/17	527
590	Mesquite Independent Sch. Dist. G.O. (Sch. Bldg.), Ser. 2009, 5.00%, due 8/15/18	696
1,000	Weatherford Independent Sch. Dist. G.O. (Sch. Bldg.), Ser. 2002-A, (PSF Insured), 5.00%, due 2/1/12	1,057
		8,522
Virginia (1.4%)
1,690	Virginia St. Hsg. Dev. Au. Homeownership Mtge. Rev., Ser. 2010-B, 2.10%, due 9/1/15	1,688

Washington (1.8%)
2,000	Energy Northwest Elec. Ref. Rev. (Proj. Number 1), Ser. 2002-B, (National Public Finance Guarantee Corp. Insured), 6.00%, due 7/1/17	2,169

Wisconsin (1.3%)
500	Wisconsin St. G.O., Ser. 2002-C, (National Public Finance Guarantee Corp. Insured), 5.25%, due 5/1/14 Pre-Refunded 5/1/12	536
1,000	Wisconsin St. Hlth. & Ed. Fac. Au. Rev. (Marquette Univ.), Ser. 1998, (National Public Finance Guarantee Corp. Insured), 5.25%, due 6/1/13	1,003	ß
		1,539
Total Investments (99.2%) (Cost $114,935)		118,226	##

Cash, receivables and other assets, less liabilities (0.8%)		910

Total Net Assets (100.0%)		$119,136

See Notes to Schedule of Investments	50

Schedule of Investments Neuberger Berman Short Duration Bond Fund

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)

U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (27.6%)
$ 3,550	U.S. Treasury Notes, 4.75%, due 3/31/11	$3,617
6,200	U.S. Treasury Notes, 1.00%, due 9/30/11	6,242
5,105	U.S. Treasury Notes, 3.88%, due 10/31/12	5,468
2,655	U.S. Treasury Notes, 2.00%, due 11/30/13	2,774

Total U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (Cost $17,944)		18,101

U.S. Government Agency Securities (4.0%)
1,325	Citigroup Funding, Inc., Guaranteed FDIC Floating Rate Medium-Term Notes, 0.59%, due 3/30/12	1,334	µ@
1,275	Wells Fargo & Co., Guaranteed FDIC Floating Rate Notes, 0.51%, due 6/15/12	1,280	µ@

Total U.S. Government Agency Securities (Cost $2,600)		2,614

Mortgage-Backed Securities (35.8%)

Adjustable Alt-A Mixed Balance (0.9%)
808	Countrywide Home Loan Mortgage Pass-Through Trust, Ser. 2006-HYB3, Class 1A1A, 3.18%, due 5/20/36	573	µ

Adjustable Alt-B Mixed Balance (0.8%)
676	Lehman XS Trust, Floating Rate, Ser. 2005-1, Class 2A1, 1.76%, due 7/25/35	506	µ

Adjustable Conforming Balance (1.8%)
1,640	Adjustable Rate Mortgage Trust, Ser. 2005-10, Class 4A1, 3.14%, due 1/25/36	1,190	µ

Adjustable Jumbo Balance (3.9%)
1,589	GMAC Mortgage Corp. Loan Trust, Ser. 2006-AR1, Class 1A1, 4.98%, due 4/19/36	1,289	µ
1,500	Wells Fargo Mortgage Backed Securities Trust, Ser. 2005-AR16, Class 4A2, 2.89%, due 10/25/35	1,273	µ
		2,562
Adjustable Mixed Balance (3.8%)
1,126	Credit Suisse First Boston Mortgage Securities Corp., Ser. 2004-AR4, Class 2A1, 2.84%, due 5/25/34	1,012	µ
1,589	First Horizon Mortgage Pass-Through Trust, Ser. 2005-AR5, Class 2A1, 2.99%, due 11/25/35	1,394	µ
185	Harborview Mortgage Loan Trust, Ser. 2004-4, Class 3A, 1.38%, due 6/19/34	122	µ
		2,528
Commercial Mortgage-Backed (16.3%)
1,825	Bear Stearns Commercial Mortgage Securities, Inc., Ser. 2005-PWR8, Class AAB, 4.58%, due 6/11/41	1,907
1,025	Commercial Mortgage Pass-Through Certificates, Ser. 2003-LB1A, Class C, 4.23%, due 6/10/38	1,046
1,500	Credit Suisse Mortgage Capital Certificates, Ser. 2007-C2, Class A2, 5.45%, due 1/15/49	1,539
600	GE Capital Commercial Mortgage Corp., Ser. 2002-2A, Class A2, 4.97%, due 8/11/36	619
1,133	GMAC Commercial Mortgage Securities, Inc., Ser. 2004-C3, Class AAB, 4.70%, due 12/10/41	1,206
188	LB-UBS Commercial Mortgage Trust, Ser. 2006-C3, Class A1, 5.48%, due 3/15/32	189
1,500	LB-UBS Commercial Mortgage Trust, Ser. 2003-C1, Class C, 4.50%, due 12/15/36	1,542
875	LB-UBS Commercial Mortgage Trust, Ser. 2003-C7, Class C, 5.02%, due 7/15/37	923	µ
1,615	Wachovia Bank Commercial Mortgage Trust, Ser. 2003-C6, Class D, 5.13%, due 8/15/35	1,681
		10,652

See Notes to Schedule of Investments	51

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)

Mortgage-Backed Non-Agency (4.0%)
$692	Countrywide Home Loans, Ser. 2005-R2, Class 2A4, 8.50%, due 6/25/35	$631	ñ
1,612	GSMPS Mortgage Loan Trust, Ser. 2005-RP2, Class 1A4, 8.50%, due 3/25/35	1,631	ñ
343	GSMPS Mortgage Loan Trust, Ser. 2005-RP3, Class 1A4, 8.50%, due 9/25/35	333	ñ
		2,595
Fannie Mae (1.3%)
759	Whole Loan, Ser. 2004-W8, Class PT, 11.01%, due 6/25/44	860	µ
Freddie Mac (3.0%)
7	ARM Certificates, 1.88%, due 1/1/17	7	µ
986	Pass-Through Certificates, 8.00%, due 11/1/26	1,135
715	Pass-Through Certificates, 8.50%, due 10/1/30	837
		1,979
Government National Mortgage Association (0.0%)
6	Pass-Through Certificates, 7.00%, due 4/15/11	7
7	Pass-Through Certificates, 12.00%, due 12/15/12 & 3/15/14	7
		14
Total Mortgage-Backed Securities (Cost $25,206)		23,459

Corporate Debt Securities (23.2%)
Banks (8.2%)
750	Bear Stearns Cos. LLC, Senior Unsecured Notes, 5.35%, due 2/1/12	792
325	Bear Stearns Cos. LLC, Senior Unsecured Medium-Term Notes, Ser. B, 6.95%, due 8/10/12	358
1,150	Citigroup, Inc., Senior Unsecured Notes, 6.00%, due 12/13/13	1,272
1,000	Goldman Sachs Group, Inc., Senior Unsecured Notes, 5.30%, due 2/14/12	1,053
770	Merrill Lynch & Co., Inc., Senior Unsecured Medium-Term Notes, Ser. C, 6.05%, due 8/15/12	821
1,000	Morgan Stanley, Senior Unsecured Global Medium-Term Notes, Ser. F, 5.75%, due 8/31/12	1,080
		5,376
Beverages (1.0%)
575	Anheuser-Busch Cos., Inc., Guaranteed Unsecured Notes, 4.95%, due 1/15/14	629
Diversified Financial Services (4.6%)
945	American Express Credit Corp., Senior Unsecured Medium-Term Notes, Ser. C, 5.88%, due 5/2/13	1,040
380	Caterpillar Financial Services Corp., Unsecured Medium-Term Notes, Ser. F, 4.70%, due 3/15/12	400
175	General Electric Capital Corp., Senior Unsecured Global Medium-Term Notes, 5.00%, due 4/10/12	185
1,200	General Electric Capital Corp., Senior Unsecured Notes, 5.90%, due 5/13/14	1,364
		2,989
Food (1.6%)
965	Kraft Foods, Inc., Senior Unsecured Notes, 6.25%, due 6/1/12	1,046

See Notes to Schedule of Investments	52

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)

Media (3.1%)
$600	Comcast Cable Communications LLC, Guaranteed Notes, 6.75%, due 1/30/11	$609
525	NBC Universal, Inc., Senior Unsecured Notes, 2.10%, due 4/1/14	532	ñ
850	Time Warner Cable, Inc., Guaranteed Notes, 5.40%, due 7/2/12	909
		2,050
Office/Business Equipment (1.0%)
650	Xerox Corp., Senior Unsecured Notes, 5.50%, due 5/15/12	690

Oil & Gas (0.7%)
425	XTO Energy, Inc., Senior Unsecured Notes, 5.90%, due 8/1/12	464

Retail (1.1%)
625	Home Depot, Inc., Senior Unsecured Notes, 5.25%, due 12/16/13	696

Telecommunications (1.9%)
560	Telecom Italia Capital SA, Guaranteed Notes, 5.25%, due 11/15/13	609
645	Telefonica Emisiones SAU, Guaranteed Notes, 2.58%, due 4/26/13	662
		1,271
Total Corporate Debt Securities (Cost $14,897)		15,211
Asset-Backed Securities (8.3%)
400	ACE Securities Corp. Home Equity Loan Trust, Ser. 2006-OP1, Class A2C, 0.41%, due 4/25/36	256	µ
676	ACE Securities Corp. Home Equity Loan Trust, Ser. 2006-ASP5, Class A2B, 0.39%, due 10/25/36	507	µ
400	Bear Stearns Asset Backed Securities Trust, Ser. 2006-HE9, Class 1A2, 0.41%, due 11/25/36	215	µ
528	Carrington Mortgage Loan Trust, Ser. 2006-OPT1, Class A3, 0.44%, due 2/25/36	476	µ
850	Carrington Mortgage Loan Trust, Ser. 2007-FRE1, Class A3, 0.52%, due 2/25/37	384	µ
450	Countrywide Asset-Backed Certificates Trust, Ser. 2006-3, Class 2A2, 0.44%, due 6/25/36	391	µ
271	Countrywide Asset-Backed Certificates Trust, Ser. 2006-5, Class 2A2, 0.44%, due 8/25/36	236	µ
488	Countrywide Asset-Backed Certificates Trust, Ser. 2006-6, Class 2A2, 0.44%, due 9/25/36	405	µ
1,100	Honda Auto Receivables Owner Trust, Ser. 2010-3, Class A3, 0.70%, due 4/21/14	1,100
137	Impac Secured Assets Corp., Ser. 2006-3, Class A4, 0.35%, due 11/25/36	126	µ
413	Knollwood CDO Ltd., Ser. 2006-2A, Class A2J, 0.71%, due 7/13/46	0	#µ
427	Residential Asset Mortgage Products, Inc., Ser. 2006-RS1, Class AI2, 0.49%, due 1/25/36	317	µ
1,100	Soundview Home Equity Loan Trust, Ser. 2006-OPT3, Class 2A3, 0.43%, due 6/25/36	901	µ
159	Structured Asset Investment Loan Trust, Ser. 2006-3, Class A4, 0.35%, due 6/25/36	158	µ

Total Asset-Backed Securities (Cost $7,140)		5,472

NUMBER OF SHARES

Short-Term Investments (2.4%)
1,581,999	State Street Institutional Liquid Reserves Fund Institutional Class (Cost $1,582)	1,582

Total Investments (101.3%) (Cost $69,369)		66,439	##

Liabilities, less cash, receivables and other assets [(1.3%)]		(849)

Total Net Assets (100.0%)		$65,590

See Notes to Schedule of Investments	53

Schedule of Investments Neuberger Berman Strategic Income Fund

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)

Bank Loan Obligationsµ (12.9%)

All Telecom (1.3%)
$255	Asurion Corp., Term Loan, 6.76%, due 7/3/15	$238
263	Cincinnati Bell, Inc., Term Loan, 6.50%, due 6/12/17	265
299	Integra Telecom Holdings, Inc., Term Loan B, 9.25%, due 4/15/15	301
200	Knology, Inc., Term Loan B, 5.50%, due 10/17/16	201
300	Level 3 Financing, Inc., Term Loan A, 2.54%, due 3/13/14	280
499	NTELOS Corp., Term Loan B, 5.75%, due 8/7/15	502
730	Sitel LLC, Term Loan B, due 1/30/14	661	¢^^
494	Springboard Finance, LLC, Term Loan A, 7.00%, due 2/23/15	495
1,000	Transaction Network Services, Inc., Term Loan C, 6.00%, due 11/18/15	1,002
1,050	Yankee Cable Acquisition, LLC, Term Loan B1, 6.50%, due 8/26/16	1,039	¢^^
		4,984
Automotive (0.0%)
125	United Components, Inc., Term Loan B, 6.25%, due 3/23/17	126

Building & Development (0.3%)
259	Capital Automotive LP, Term Loan C, 2.76%, due 12/14/12	255
289	Custom Building Products, Inc., Term Loan B, 5.75%, due 3/19/15	288
54	Realogy Corp., Letter of Credit, 3.26%, due 10/10/13	49
393	Realogy Corp., Term Loan, 3.26%, due 10/10/13	359
		951
Business Equipment & Services (0.4%)
600	Advantage Sales & Marketing LLC, Second Lien Term Loan, 8.50%, due 5/5/17	606
370	Brickman Group Holdings, Inc., Term Loan B, 7.25%, due 10/14/16	374
299	MSCI, Inc., Term Loan, 4.75%, due 6/1/16	301
299	Protection One Alarm Monitoring, Inc., Term Loan B, 6.00%, due 5/16/16	298
		1,579
Cable & Satellite Television (0.6%)
886	Charter Communications Operating LLC, Term Loan, due 3/6/14	917	¢^^
833	Midcontinent Communications, Term Loan B, 6.25%, due 12/31/16	834
493	TWCC Holding Corp., Term Loan, 5.00%, due 9/14/15	495
		2,246
Chemicals & Plastics (0.4%)
255	General Chemical Holding Co., Term Loan B, 6.75%, due 10/6/15	257
299	Lyondell Chemical Co., Term Loan, 5.50%, due 4/8/16	302
499	Momentive Performance Materials, Inc., Term Loan B, 2.56%, due 12/4/13	488
300	PQ Corp., Second Lien Term Loan, due 7/30/15	282	¢^^
245	Univar NV, Term Loan, 3.26%, due 10/10/14	243
		1,572
Clothing/Textiles (0.1%)
500	Phillips-Van Heusen Corp., Term Loan B, 4.75%, due 5/6/16	503

See Notes to Schedule of Investments	54

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)

Conglomerates (0.4%)
$775	Goodman Global, Inc., Term Loan, due 10/28/16	$784	¢^^
30	Goodman Global, Inc., Term Loan, due 10/30/17	31	¢^^
472	JohnsonDiversy, Inc., Term Loan B, 5.50%, due 11/24/15	475
375	Pinafore LLC, Term Loan B, 6.75%, due 9/29/16	379
		1,669
Containers & Glass Products (0.3%)
456	BWAY Holding Co., Term Loan B, 5.50% – 6.00%, due 6/16/17	457
43	BWAY Holding Co., Term Loan C, 5.50% – 6.00%, due 6/16/17	43
200	Graham Packaging Co. L.P., Term Loan D, 6.00%, due 9/23/16	202
350	Reynolds Group Holdings, Inc., Term Loan D, due 5/5/16	352	^^††
		1,054
Drugs (0.1%)
98	Warner Chilcott Co. LLC, Term Loan B4, 6.50%, due 2/22/16	99
302	Warner Chilcott Corp., Term Loan B3, 6.50%, due 2/22/16	304
		403
Ecological Services & Equipment (0.2%)
873	EnergySolutions LLC, Term Loan, 6.25%, due 8/12/16	883

Electric - Generation (0.2%)
625	TPF Generation Holdings LLC, Second Lien Term Loan C, 4.54%, due 12/15/14	571

Electronics/Electrical (1.0%)
499	Aspect Software, Inc., Term Loan B, 6.25%, due 4/19/16	500
500	AutoTrader.com, Inc., Term Loan B, 6.00%, due 6/14/16	501
530	Fidelity National Information Services, Inc., Term Loan B, 5.25%, due 7/18/16	537
400	Fifth Third Processing Solutions, Term Loan B, due 11/1/16	404	¢^^
100	Fifth Third Processing Solutions, Term Loan, due 11/1/17	101	¢^^
1,122	Interactive Data Corp., Term Loan B, 6.75%, due 1/27/17	1,141
284	Reynolds & Reynolds Co., Term Loan B, 5.25%, due 4/21/17	286
299	SkillSoft Corp., Term Loan B, 6.50%, due 5/26/17	302
		3,772
Farming/Agriculture (0.1%)
299	WM Bolthouse Farms, Inc., First Lien Term Loan, 5.50%, due 2/11/16	300

Financial Intermediaries (1.0%)
500	American General Finance Corp., Term Loan B, 7.25%, due 4/21/15	504
750	CIT Group, Inc., Term Loan 3, 6.25%, due 8/11/15	762
600	FIG LLC, Term Loan B, 5.75%, due 9/30/15	604
287	First Data Corp., Term Loan B2, 3.01%, due 9/24/14	258
499	LPL Holdings, Inc., Term Loan, 5.25%, due 6/28/17	495
1,073	Ocwen Financial Corp., Term Loan, 9.00%, due 7/28/15	1,066
		3,689

See Notes to Schedule of Investments	55

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)

Food Products (0.7%)
$210	Dole Food Co., Inc., Term Loan B, 5.00% – 5.50%, due 3/2/17	$211
522	Dole Food Co., Inc., Term Loan C, 5.00% – 5.50%, due 3/2/17	524
584	Michael Foods, Inc., Term Loan B, 6.25%, due 6/29/16	594
375	NBTY, Inc., Term Loan B, 6.25%, due 10/2/17	380
948	Pinnacle Foods Holdings Corp., Term Loan D, 6.00%, due 4/2/14	957
		2,666
Food Service (0.1%)
360	DineEquity, Inc., Term Loan B, 6.00%, due 10/19/17	363

Food/Drug Retailers (0.3%)
225	Rite Aid Corp., Term Loan B, due 6/4/14	202	¢^^
1,011	Rite Aid Corp., Term Loan 3, 6.00%, due 6/4/14	1,004
		1,206
Health Care (1.5%)
499	Aurora Diagnostics LLC, Term Loan B, 6.25%, due 5/21/16	490
375	Grifols SA, Term Loan B, due 6/4/16	379	¢^^
300	HCA, Inc., Term Loan A, 1.54%, due 11/19/12	294
245	IASIS Healthcare Corp., Term Loan, 5.54%, due 6/13/14	237
500	IMS Health, Inc., Term Loan B, due 2/26/16	504	¢^^
941	Multiplan, Inc., Term Loan B, 6.50%, due 8/26/17	943
697	RehabCare Group, Inc., Term Loan B, 6.00%, due 11/24/15	700
494	Rural/Metro Operating Co. LLC, Term Loan, 7.00%, due 12/9/14	495
1,100	Universal Health Services, Inc., Term Loan B, due 7/28/16	1,112	¢^^
275	Valeant Pharmaceuticals Int'l, Term Loan B, due 9/27/16	278	¢^^
		5,432
Industrial Equipment (0.2%)
300	Generac Acquisition Corp., Term Loan B, 2.76% – 2.79%, due 11/11/13	285
300	Rental Services Corp., Term Loan, 3.80% – 4.04%, due 12/2/13	293
		578
Insurance (0.1%)
299	Sedgwick CMS Holdings, Inc., First Lien Term Loan, 5.50%, due 5/27/16	299

Leisure Goods/Activities/Movies (0.5%)
1,047	Cedar Fair L.P., Term Loan B, 5.50%, due 12/15/16	1,062
484	Six Flags Theme Parks, Inc., Term Loan B, 6.00%, due 6/30/16	485
250	Six Flags Theme Parks, Inc., Term Loan B, due 12/31/16	258	¢^^
		1,805
Lodging & Casinos (0.4%)
600	CityCenter Construction, Term Loan, due 6/30/12	580	¢^^
500	Harrah's Operating Co., Inc., Term Loan B2, 3.29%, due 1/28/15	441
299	Harrah's Operating Co., Inc., Term Loan B4, 9.50%, due 10/31/16	311
110	VML US Finance, LLC, Term Loan B, due 5/25/12	110	¢^^
190	VML US Finance, LLC, Term Loan B, due 5/27/13	190	¢^^
		1,632

See Notes to Schedule of Investments	56

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)

Media - Broadcast (0.1%)
$293	Univision Communications, Inc., Term Loan, 4.51%, due 3/31/17	$277

Nonferrous Metals/Minerals (0.2%)
555	Fairmount Minerals Ltd., Term Loan B, 6.25%, due 8/5/16	561

Oil & Gas (0.3%)
250	Dresser, Inc., Term Loan, 6.11%, due 5/4/15	249
798	MEG Energy Corp., Term Loan D, 6.00%, due 4/3/16	799
		1,048
Publishing (0.6%)
499	Cengage Learning Acquisitions, Inc., Term Loan, 2.54%, due 7/3/14	456
285	DEX Media East LLC, Term Loan, 2.79% – 2.80%, due 10/24/14	231
472	DEX Media West LLC, Term Loan, 7.00%, due 10/24/14	436
446	Postmedia Network, Inc., Term Loan, 9.00%, due 7/13/16	451
748	Quad Graphics, Inc., Term Loan B, 5.50%, due 4/14/16	744
		2,318
Radio & Television (0.3%)
300	Clear Channel Communications, Inc., Term Loan B, 3.91%, due 1/28/16	238
499	Fox Acquisition Sub, LLC, Term Loan, 7.50%, due 7/14/15	493
299	Local TV on Satellite, LLC, Term Loan B, 2.29%, due 5/7/13	279
		1,010
Retailers (except food & drug) (0.4%)
499	Bass Pro Group LLC, Term Loan, 5.00% – 5.75%, due 4/9/15	499
300	Michaels Stores, Inc., Term Loan B2, 4.81% – 5.00%, due 7/31/16	297
272	ServiceMaster Co., Term Loan, 2.76% – 2.80%, due 7/24/14	258
27	ServiceMaster Co., Term Loan DD, 2.76%, due 7/24/14	26
425	Toys "R' Us-Delaware, Inc., Term Loan, 6.00%, due 9/1/16	427
		1,507
Surface Transport (0.1%)
78	Hertz Corp., Letter of Credit, 0.34%, due 12/21/12	77
421	Hertz Corp., Term Loan B, 2.01%, due 12/21/12	417
		494
Utilities (0.7%)
625	Bicent Power LLC, Term Loan B, 2.29%, due 6/30/14	542
295	Longview Power LLC, Term Loan B, due 2/28/14	253	¢^^
345	Longview Power LLC, Term Loan DD, due 2/28/14	296	¢^^
998	New Development Holdings LLC, Term Loan, 7.00%, due 7/3/17	1,016
340	RRI Energy, Inc., Term Loan B, due 9/8/17	340	¢^^
		2,447
Total Bank Loan Obligations (Cost $46,369)		47,945

See Notes to Schedule of Investments	57

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)

U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (20.9%)
$6,000	U.S. Treasury Bills, 0.01%, due 11/18/10	$6,000	ØØ
20,000	U.S. Treasury Bills, 0.05%, due 12/9/10	19,997
1,500	U.S. Treasury Bills, 0.09%, due 12/23/10	1,500
8,000	U.S. Treasury Bills, 0.09%, due 2/10/11	7,997
15,000	U.S. Treasury Bills, 0.16%, due 4/21/11	14,988
1,360	U.S. Treasury Bonds, 8.75%, due 5/15/20	2,079
555	U.S. Treasury Bonds, 6.88%, due 8/15/25	790
2,875	U.S. Treasury Bonds, 4.50%, due 2/15/36	3,148
5,791	U.S. Treasury Inflation Index Notes, 2.38%, due 1/15/25	6,905
2,575	U.S. Treasury Notes, 2.38%, due 10/31/14	2,730
5,175	U.S. Treasury Notes, 3.13%, due 1/31/17	5,624
5,350	U.S. Treasury Notes, 3.63%, due 8/15/19	5,868	ØØ

Total U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (Cost $76,889)		77,626

Mortgage-Backed Securities (15.0%)

Adjustable Rate Mortgages (0.3%)
1,352	Merrill Lynch Mortgage Investors Trust, Ser. 2006-A1, Class 1A1, 4.78%, due 3/25/36	861	µ
275	WaMu Mortgage Pass-Through Certificates, Ser. 2006-AR10, Class 1A1, 5.87%, due 9/25/36	225	µ
		1,086
Fannie Mae (4.6%)
750	Pass-Through Certificates, 4.00%, due 10/1/39 – 10/1/40	774
285	Pass-Through Certificates, 5.00%, due 8/1/33 – 5/1/37	303	ØØ
3,860	Pass-Through Certificates, 5.00%, TBA, 30 Year Maturity	4,102	Ø
6,336	Pass-Through Certificates, 5.50%, due 7/1/33 – 1/1/39	6,809	ØØ
647	Pass-Through Certificates, 6.00%, due 9/1/33 & 7/1/38	703	ØØ
4,000	Pass-Through Certificates, 6.00%, TBA, 30 Year Maturity	4,342	Ø
3	Pass-Through Certificates, 6.50%, due 9/1/32	3	ØØ
9	Pass-Through Certificates, 7.00%, due 7/1/29	11	ØØ
2	Pass-Through Certificates, 7.50%, due 12/1/32	3	ØØ
		17,050
Freddie Mac (10.1%)
33,085	Pass-Through Certificates, 4.00%, TBA, 30 Year Maturity	34,052	Ø
9	Pass-Through Certificates, 4.50%, due 8/1/18	9	ØØ
1,826	Pass-Through Certificates, 5.00%, due 5/1/18 – 8/1/39	1,938	ØØ
1,012	Pass-Through Certificates, 5.50%, due 9/1/17 – 11/1/38	1,089	ØØ
285	Pass-Through Certificates, 5.50%, TBA, 30 Year Maturity	305	Ø
28	Pass-Through Certificates, 6.00%, due 4/1/17 – 12/1/33	30	ØØ
2	Pass-Through Certificates, 6.50%, due 3/1/16	2	ØØ
2	Pass-Through Certificates, 7.00%, due 6/1/32	3	ØØ
		37,428
Government National Mortgage Association (0.0%)
4	Pass-Through Certificates, 6.50%, due 7/15/32	5	ØØ
3	Pass-Through Certificates, 7.00%, due 8/15/32	4	ØØ
		9
Total Mortgage-Backed Securities (Cost $54,978)		55,573

See Notes to Schedule of Investments	58

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)

Corporate Debt Securities (41.8%)

Aerospace/Defense (0.1%)
$225	BE Aerospace, Inc., Senior Unsecured Notes, 8.50%, due 7/1/18	$252

Airlines (1.5%)
1,020	Continental Airlines, Inc., Senior Secured Notes, 6.75%, due 9/15/15	1,062	ñ
470	Continental Airlines, Inc., Pass-Through Certificates, Ser. 2009-2, Class A, 7.25%, due 11/10/19	522
617	Continental Airlines, Inc., Pass-Through Certificates, Ser. 2007-1, Class A, 5.98%, due 4/19/22	653	ØØ
300	Delta Air Lines, Inc., Pass-Through Certificates, Ser. 2001-1, Class B, 7.71%, due 9/18/11	309
175	Delta Air Lines, Inc., Senior Secured Notes, 9.50%, due 9/15/14	193	ñ
520	Delta Air Lines, Inc., Pass-Through Certificates, Ser. 2010-1, Class A, 6.20%, due 7/2/18	556	ØØ
1,136	Delta Air Lines, Inc., Pass-Through Certificates, Ser. 2009-1, Class A, 7.75%, due 12/17/19	1,272	ØØ
406	Delta Air Lines, Inc., Pass-Through Certificates, Ser. 2007-1, Class A, 6.82%, due 8/10/22	439	ØØ
381	United Airlines, Inc., Pass-Through Certificates, Ser. 2009-2, Class A, 9.75%, due 1/15/17	447
		5,453
Auto Loans (0.6%)
1,050	Ford Motor Credit Co. LLC, Senior Unsecured Notes, 6.63%, due 8/15/17	1,174
822	Ford Motor Credit Co. LLC, Senior Unsecured Notes, 8.13%, due 1/15/20	1,005
		2,179
Auto Parts & Equipment (0.0%)
130	Goodyear Tire & Rubber Co., Guaranteed Notes, 8.25%, due 8/15/20	138

Automakers (0.4%)
240	Ford Holdings, Inc., Guaranteed Notes, 9.30%, due 3/1/30	300
435	Ford Motor Co., Senior Unsecured Notes, 7.45%, due 7/16/31	494
145	Ford Motor Co., Senior Unsecured Notes, 9.98%, due 2/15/47	181
595	Navistar Int'l Corp., Guaranteed Notes, 8.25%, due 11/1/21	652
		1,627
Banking (6.8%)
280	Ally Financial, Inc., Guaranteed Notes, Ser. 8, 6.75%, due 12/1/14	293
245	Ally Financial, Inc., Subordinated Notes, 8.00%, due 12/31/18	254
780	Ally Financial, Inc., Guaranteed Notes, 8.00%, due 11/1/31	852
635	Bank of America Corp., Senior Unsecured Medium-Term Notes, Ser. L, 7.38%, due 5/15/14	720	ØØ
300	Bank of America Corp., Senior Unsecured Notes, 4.50%, due 4/1/15	312
1,130	Bank of Tokyo-Mitsubishi UFJ Ltd., Notes, 1.60%, due 9/11/13	1,141	ñ
775	CIT Group, Inc., Senior Secured Notes, 7.00%, due 5/1/14	779
785	CIT Group, Inc., Senior Secured Notes, 7.00%, due 5/1/16	782
919	CIT Group, Inc., Senior Secured Notes, 7.00%, due 5/1/17	915	ØØ
1,650	Citigroup, Inc., Senior Unsecured Notes, 6.13%, due 11/21/17	1,837	ØØ
255	Citigroup, Inc., Senior Unsecured Notes, 6.88%, due 3/5/38	283
620	Citigroup, Inc., Senior Unsecured Notes, 8.13%, due 7/15/39	780
420	Deutsche Bank AG, Senior Unsecured Notes, 3.88%, due 8/18/14	451
360	Goldman Sachs Group, Inc., Senior Unsecured Global Medium-Term Notes, 3.63%, due 8/1/12	375
100	Goldman Sachs Group, Inc., Senior Unsecured Notes, 5.15%, due 1/15/14	109	ØØ
285	Goldman Sachs Group, Inc., Senior Unsecured Medium-Term Notes, 6.00%, due 5/1/14	320	ØØ
790	Goldman Sachs Group, Inc., Senior Unsecured Notes, 6.15%, due 4/1/18	885
515	Goldman Sachs Group, Inc., Subordinated Notes, 6.75%, due 10/1/37	540	ØØ
3,100	JP Morgan Chase & Co., Senior Unsecured Notes, 4.25%, due 10/15/20	3,123
1,295	JP Morgan Chase & Co., Senior Unsecured Notes, 5.50%, due 10/15/40	1,305
50	JP Morgan Chase Capital XV, Guaranteed Notes, 5.88%, due 3/15/35	48	ØØ
885	JP Morgan Chase Capital XVII, Guaranteed Notes, Ser. Q, 5.85%, due 8/1/35	838
250	Morgan Stanley, Subordinated Notes, 4.75%, due 4/1/14	261	ØØ
1,315	Morgan Stanley, Senior Unsecured Notes, 3.45%, due 11/2/15	1,322	Ø

See Notes to Schedule of Investments	59

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)

$2,065	Morgan Stanley, Senior Unsecured Global Medium-Term Notes, Ser. F, 6.63%, due 4/1/18	$2,319
3,260	Morgan Stanley, Senior Unsecured Global Medium-Term Notes, Ser. F, 5.63%, due 9/23/19	3,423	ØØ
995	Wells Fargo & Co., Senior Notes, 3.63%, due 4/15/15	1,048
		25,315
Beverages (0.5%)
1,275	Anheuser-Busch InBev Worldwide, Inc., Guaranteed Notes, 7.75%, due 1/15/19	1,649	ñØØ
135	Constellation Brands, Inc., Guaranteed Notes, 8.38%, due 12/15/14	152
175	Constellation Brands, Inc., Guaranteed Notes, 7.25%, due 9/1/16	192
		1,993
Building & Construction (0.1%)
270	Meritage Homes Corp., Guaranteed Notes, 7.15%, due 4/15/20	262
Building Materials (0.3%)
100	Associated Materials LLC, Senior Secured Notes, 9.13%, due 11/1/17	105	ñ
410	Masco Corp., Senior Unsecured Notes, 6.13%, due 10/3/16	420
250	Owens Corning, Inc., Guaranteed Notes, 9.00%, due 6/15/19	303
270	USG Corp., Guaranteed Notes, 9.75%, due 8/1/14	282	ñ
		1,110
Chemicals (1.6%)
565	Ashland, Inc., Guaranteed Notes, 9.13%, due 6/1/17	651
215	CF Industries, Inc., Guaranteed Notes, 6.88%, due 5/1/18	245
220	CF Industries, Inc., Guaranteed Notes, 7.13%, due 5/1/20	255
585	Huntsman Int'l LLC, Guaranteed Notes, 5.50%, due 6/30/16	581
490	LBI Escrow Corp., Senior Secured Notes, 8.00%, due 11/1/17	537	ñ
560	Nalco Co., Senior Notes, 8.25%, due 5/15/17	624
325	The Dow Chemical Co., Senior Unsecured Notes, 5.90%, due 2/15/15	366
1,940	The Dow Chemical Co., Senior Unsecured Notes, 8.55%, due 5/15/19	2,492	ØØ
		5,751
Commercial Services (0.4%)
905	ERAC USA Finance Co., Guaranteed Notes, 6.38%, due 10/15/17	1,059	ñ
450	ERAC USA Finance Co., Guaranteed Notes, 7.00%, due 10/15/37	498	ñØØ
		1,557
Consumer/Commercial/Lease Financing (0.4%)
195	Int'l Lease Finance Corp., Senior Unsecured Medium-Term Notes, Ser. Q, 5.25%, due 1/10/13	197
190	Int'l Lease Finance Corp., Senior Unsecured Notes, 5.88%, due 5/1/13	193
770	Int'l Lease Finance Corp., Senior Unsecured Medium-Term Notes, Ser. R, 5.65%, due 6/1/14	770
95	Int'l Lease Finance Corp., Senior Secured Notes, 6.50%, due 9/1/14	103	ñ
75	Int'l Lease Finance Corp., Senior Secured Notes, 7.13%, due 9/1/18	82	ñ
		1,345
Department Stores (0.2%)
800	Sears Holdings Corp., Senior Secured Notes, 6.63%, due 10/15/18	798	ñ

Diversified Capital Goods (0.3%)
1,105	Ingersoll-Rand Global Holding Co. Ltd., Guaranteed Notes, 6.00%, due 8/15/13	1,240	ØØ

See Notes to Schedule of Investments	60

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)

Diversified Financial Services (2.1%)
$650	American Express Credit Corp., Senior Unsecured Medium-Term Notes, Ser. C, 5.88%,	$716	ØØ
	due 5/2/13
290	American Express Credit Corp., Senior Unsecured Medium-Term Notes, Ser. D, 5.13%, due 8/25/14	320
700	American Express Credit Corp., Senior Unsecured Notes, 2.75%, due 9/15/15	706
675	American Honda Finance Corp., Senior Unsecured Notes, 3.50%, due 3/16/15	713	ñ
535	Ameriprise Financial, Inc., Senior Unsecured Notes, 5.30%, due 3/15/20	587
150	General Electric Capital Corp., Global Medium-Term Notes, Ser. A, 5.25%, due 10/19/12	162	ØØ
450	General Electric Capital Corp., Senior Unsecured Notes, 5.90%, due 5/13/14	512	ØØ
755	General Electric Capital Corp., Senior Unsecured Global Medium-Term Notes, Ser. A, 5.63%, due 5/1/18	844
2,210	General Electric Capital Corp., Senior Unsecured Notes, 4.38%, due 9/16/20	2,229
495	General Electric Capital Corp., Senior Unsecured Global Medium-Term Notes, Ser. A, 6.88%, due 1/10/39	569	ØØ
460	Merrill Lynch & Co., Senior Unsecured Medium-Term Notes, Ser. C, 5.45%, due 2/5/13	490	ØØ
75	Merrill Lynch & Co., Subordinated Notes, 6.11%, due 1/29/37	71	ØØ
		7,919
Electric - Generation (0.6%)
830	Calpine Corp., Senior Secured Notes, 7.25%, due 10/15/17	863	ñ
470	Dynegy Holdings, Inc., Senior Unsecured Notes, 7.75%, due 6/1/19	321
405	Dynegy-Roseton Danskammer, Pass-Through Certificates, Ser. B, 7.67%, due 11/8/16	377
95	Edison Mission Energy, Senior Unsecured Notes, 7.20%, due 5/15/19	68
235	Edison Mission Energy, Senior Unsecured Notes, 7.63%, due 5/15/27	158
135	NRG Energy, Inc., Guaranteed Notes, 7.25%, due 2/1/14	138
130	NRG Energy, Inc., Guaranteed Notes, 8.25%, due 9/1/20	138	ñ
250	RRI Energy, Inc., Senior Unsecured Notes, 7.63%, due 6/15/14	252
		2,315
Electric - Integrated (0.1%)
220	FirstEnergy Solutions Corp., Guaranteed Notes, 4.80%, due 2/15/15	238

Electronics (0.2%)
235	Advanced Micro Devices, Inc., Senior Unsecured Notes, 8.13%, due 12/15/17	254
90	Advanced Micro Devices, Inc., Senior Unsecured Notes, 7.75%, due 8/1/20	95	ñ
275	Freescale Semiconductor, Inc., Senior Secured Notes, 9.25%, due 4/15/18	294	ñ
180	NXP BV Funding LLC, Senior Secured Notes, 9.75%, due 8/1/18	197	ñ
		840
Energy (0.1%)
290	CMS Energy Corp., Senior Unsecured Notes, 4.25%, due 9/30/15	296

Energy - Alternate Sources (0.1%)
230	PSALM Corp., Guaranteed Notes, 7.39%, due 12/2/24	285	ñ

Energy - Exploration & Production (1.3%)
530	ATP Oil & Gas Corp., Senior Secured Notes, 11.88%, due 5/1/15	484	ñ
50	Chesapeake Energy Corp., Guaranteed Notes, 7.63%, due 7/15/13	55
815	Chesapeake Energy Corp., Guaranteed Notes, 9.50%, due 2/15/15	945
125	Chesapeake Energy Corp., Guaranteed Notes, 6.63%, due 8/15/20	132
590	Cimarex Energy Co., Guaranteed Notes, 7.13%, due 5/1/17	625
264	Denbury Resources, Inc., Guaranteed Notes, 8.25%, due 2/15/20	294

See Notes to Schedule of Investments	61

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)

$290	Forest Oil Corp., Guaranteed Notes, 7.25%, due 6/15/19	$305
280	Linn Energy LLC, Senior Unsecured Notes, 8.63%, due 4/15/20	302	ñ
160	Linn Energy LLC, Guaranteed Notes, 7.75%, due 2/1/21	165	ñ
540	Newfield Exploration Co., Senior Subordinated Notes, 6.63%, due 4/15/16	562
370	Pioneer Natural Resources Co., Senior Guaranteed Notes, 5.88%, due 7/15/16	388
190	Quicksilver Resources, Inc., Guaranteed Notes, 11.75%, due 1/1/16	220
525	SandRidge Energy, Inc., Guaranteed Notes, 8.00%, due 6/1/18	525	ñ
		5,002
Food (1.3%)
2,195	Grupo Bimbo SAB de CV, Guaranteed Notes, 4.88%, due 6/30/20	2,297	ñØØ
315	Kraft Foods, Inc., Senior Unsecured Notes, 6.75%, due 2/19/14	368	ØØ
75	Kraft Foods, Inc., Senior Unsecured Notes, 6.13%, due 2/1/18	88
1,915	Kraft Foods, Inc., Senior Unsecured Notes, 6.50%, due 2/9/40	2,195	ØØ
		4,948
Food & Drug Retailers (0.2%)
150	Rite Aid Corp., Senior Secured Notes, 9.75%, due 6/12/16	163
70	Rite Aid Corp., Senior Secured Notes, 10.38%, due 7/15/16	74
195	SUPERVALU, Inc., Senior Unsecured Medium-Term Notes, 7.50%, due 11/15/14	197
250	SUPERVALU, Inc., Senior Unsecured Notes, 8.00%, due 5/1/16	254
		688
Food - Wholesale (0.2%)
255	Del Monte Corp., Guaranteed Notes, 7.50%, due 10/15/19	280	ØØ
380	NBTY, Inc., Guaranteed Notes, 9.00%, due 10/1/18	404	ñ
		684
Forestry/Paper (0.0%)
150	Georgia-Pacific LLC, Guaranteed Notes, 8.25%, due 5/1/16	172	ñØØ

Gaming (0.5%)
465	FireKeepers Development Authority, Senior Secured Notes, 13.88%, due 5/1/15	545	ñ
55	Marina District Finance Co., Inc., Senior Secured Notes, 9.88%, due 8/15/18	54	ñ
365	MGM Mirage, Inc., Senior Secured Notes, 11.13%, due 11/15/17	420	ØØ
95	MGM Mirage, Inc., Senior Secured Notes, 9.00%, due 3/15/20	104	ñ
570	Pokagon Gaming Authority, Senior Notes, 10.38%, due 6/15/14	593	ñ
175	San Pasqual Casino Development Group, Inc., Notes, 8.00%, due 9/15/13	170	ñ
		1,886
Gas Distribution (2.2%)
550	AmeriGas Partners L.P., Senior Unsecured Notes, 7.13%, due 5/20/16	573
340	El Paso Corp., Senior Unsecured Medium-Term Notes, 8.25%, due 2/15/16	386
240	El Paso Corp., Senior Unsecured Notes, 7.00%, due 6/15/17	262
265	El Paso Energy Corp., Global Medium-Term Notes, 7.80%, due 8/1/31	284
1,325	Energy Transfer Equity L.P., Guaranteed Notes, 7.50%, due 10/15/20	1,444
365	Enterprise Products Operating LLC, Guaranteed Notes, Ser. G, 5.60%, due 10/15/14	412	ØØ
645	Ferrellgas Partners L.P., Senior Unsecured Notes, 9.13%, due 10/1/17	713	ØØ
185	Inergy L.P., Guaranteed Notes, 8.75%, due 3/1/15	201
45	Inergy L.P., Guaranteed Notes, 8.25%, due 3/1/16	47
165	Inergy L.P., Guaranteed Notes, 7.00%, due 10/1/18	173	ñ
1,115	Kinder Morgan Energy Partners L.P., Senior Unsecured Notes, 5.95%, due 2/15/18	1,274	ØØ
460	MarkWest Energy Partners L.P., Guaranteed Notes, Ser. B, 8.75%, due 4/15/18	505

See Notes to Schedule of Investments	62

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)

$230	Regency Energy Partners L.P., Guaranteed Notes, 6.88%, due 12/1/18	$241
1,625	Sabine Pass LNG L.P., Senior Secured Notes, 7.50%, due 11/30/16	1,501
		8,016
Health Care (0.5%)
80	Columbia Healthcare Corp., Senior Unsecured Notes, 7.50%, due 12/15/23	76
620	HCA, Inc., Secured Notes, 9.25%, due 11/15/16	671
180	HCA, Inc., Secured Notes, 9.63%, due 11/15/16	196
755	HCA, Inc., Senior Secured Notes, 8.50%, due 4/15/19	849
		1,792
Health Facilities (0.4%)
215	Community Health Systems, Inc., Guaranteed Notes, 8.88%, due 7/15/15	230
635	Health Management Associates, Inc., Senior Secured Notes, 6.13%, due 4/15/16	654
275	LVB Acquisition, Inc., Guaranteed Notes, 10.38%, due 10/15/17	307
360	Tenet Healthcare Corp., Senior Secured Notes, 8.88%, due 7/1/19	405
		1,596
Health Services (0.2%)
135	AMGH Merger Sub, Inc., Guaranteed Notes, 9.25%, due 11/1/18	140	ñ
160	Omnicare, Inc., Guaranteed Notes, 6.88%, due 12/15/15	164
230	Service Corp. Int'l, Senior Unsecured Notes, 7.38%, due 10/1/14	251
255	Warner Chilcott Co. LLC, Guaranteed Notes, 7.75%, due 9/15/18	265	ñ
		820
Hotels (0.4%)
117	Host Hotels & Resorts L.P., Guaranteed Notes, 7.13%, due 11/1/13	119
65	Host Hotels & Resorts L.P., Guaranteed Notes, 6.88%, due 11/1/14	67
75	Host Hotels & Resorts L.P., Guaranteed Notes, Ser. O, 6.38%, due 3/15/15	77
440	Host Hotels & Resorts L.P., Guaranteed Notes, Ser. Q, 6.75%, due 6/1/16	457
580	Starwood Hotels & Resorts Worldwide, Inc., Senior Unsecured Notes, 6.75%, due 5/15/18	642	ØØ
		1,362
Industrial (2.5%)
415	Boston Scientific Corp., Senior Unsecured Notes, 4.50%, due 1/15/15	436
425	Corn Products Int'l, Inc., Senior Unsecured Notes, 4.63%, due 11/1/20	440
535	Corn Products Int'l, Inc., Senior Unsecured Notes, 6.63%, due 4/15/37	579
460	Hess Corp., Senior Unsecured Notes, 5.60%, due 2/15/41	470
705	Hospira, Inc., Senior Unsecured Notes, 5.60%, due 9/15/40	703
1,305	Husky Energy, Inc., Senior Unsecured Notes, 5.90%, due 6/15/14	1,460
210	Lamar Media Corp., Guaranteed Notes, 9.75%, due 4/1/14	243
490	Macy's Retail Holdings, Inc., Guaranteed Notes, 6.38%, due 3/15/37	481
580	Medco Health Solutions, Inc., Senior Unsecured Notes, 4.13%, due 9/15/20	585
665	Rio Tinto Finance (USA) Ltd., Guaranteed Notes, 5.20%, due 11/2/40	669
275	UPC Holding BV, Secured Notes, 9.88%, due 4/15/18	300	ñ
850	Vale Overseas Ltd., Guaranteed Notes, 4.63%, due 9/15/20	880
1,140	Wal-Mart Stores, Inc., Senior Unsecured Notes, 5.00%, due 10/25/40	1,131
975	Weatherford Int'l Ltd., Guaranteed Notes, 5.13%, due 9/15/20	1,021
		9,398
Industrial Equipment (0.1%)
300	RSC Equipment Rental, Inc., Senior Secured Notes, 10.00%, due 7/15/17	335	ñ

See Notes to Schedule of Investments	63

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)

Insurance (0.6%)
$390	Hartford Financial Services Group, Inc., Senior Unsecured Notes, 5.38%, due 3/15/17	$405
800	Hartford Financial Services Group, Inc., Senior Unsecured Notes, 5.50%, due 3/30/20	818
260	Lincoln National Corp., Senior Unsecured Notes, 7.00%, due 6/15/40	285
460	Prudential Financial, Inc., Senior Unsecured Medium-Term Notes, Ser. D, 3.88%, due 1/14/15	486
290	Prudential Financial, Inc., Senior Unsecured Notes, 6.63%, due 6/21/40	319	ØØ
		2,313
Integrated Energy (0.1%)
325	Petrobras Int'l Finance Co., Guaranteed Notes, 5.75%, due 1/20/20	363

Investments & Misc. Financial Services (0.1%)
175	Icahn Enterprises L.P., Guaranteed Notes, 7.75%, due 1/15/16	180

Leisure (0.1%)
355	Cedar Fair L.P., Guaranteed Notes, 9.13%, due 8/1/18	381	ñ
20	Royal Caribbean Cruises Ltd., Senior Unsecured Notes, 7.25%, due 6/15/16	22
		403
Machinery (0.3%)
530	Case New Holland, Inc., Senior Notes, 7.88%, due 12/1/17	592	ñØØ
330	The Manitowoc Co., Inc., Guaranteed Notes, 8.50%, due 11/1/20	345
		937
Media (1.5%)
1,080	DirecTV Holdings LLC, Guaranteed Notes, 3.55%, due 3/15/15	1,134	ØØ
1,080	DirecTV Holdings LLC, Guaranteed Notes, 6.00%, due 8/15/40	1,100
1,600	Time Warner Cable, Inc., Guaranteed Notes, 6.75%, due 7/1/18	1,920	ØØ
345	Time Warner Cable, Inc., Guaranteed Notes, 8.75%, due 2/14/19	459
900	Time Warner, Inc., Guaranteed Notes, 6.10%, due 7/15/40	959	ØØ
		5,572
Media - Broadcast (1.0%)
185	Clear Channel Communications, Inc., Senior Unsecured Notes, 5.75%, due 1/15/13	167
330	NBC Universal, Inc., Senior Unsecured Notes, 5.15%, due 4/30/20	358	ñ
1,210	NBC Universal, Inc., Senior Unsecured Notes, 4.38%, due 4/1/21	1,236	ñ
465	NBC Universal, Inc., Senior Unsecured Notes, 5.95%, due 4/1/41	475	ñ
323	Umbrella Acquisition, Inc., Guaranteed Notes, 9.75%, due 3/15/15	343	ñ
415	Univision Communications, Inc., Senior Secured Notes, 7.88%, due 11/1/20	431	ñ
135	XM Satellite Radio, Inc., Guaranteed Notes, 13.00%, due 8/1/13	161	ñ
340	XM Satellite Radio, Inc., Senior Unsecured Notes, 7.63%, due 11/1/18	349	ñ
		3,520
Media - Cable (1.4%)
350	CCO Holdings LLC, Guaranteed Notes, 7.25%, due 10/30/17	361	ñ
245	CCO Holdings LLC, Guaranteed Notes, 8.13%, due 4/30/20	265	ñ
470	Cequel Communications Holdings I LLC, Senior Unsecured Notes, 8.63%, due 11/15/17	503	ñ
595	Comcast Corp., Guaranteed Notes, 6.40%, due 3/1/40	656
250	CSC Holdings, Inc., Senior Unsecured Notes, 8.50%, due 6/15/15	275
260	DISH DBS Corp., Guaranteed Notes, 7.75%, due 5/31/15	283
150	DISH DBS Corp., Guaranteed Notes, 7.88%, due 9/1/19	164

See Notes to Schedule of Investments	64

PRINCIPAL AMOUNT	VALUE†

(000's omitted)	(000's omitted)

$465	EchoStar DBS Corp., Guaranteed Notes, 7.00%, due 10/1/13	$498
480	Videotron Ltee, Guaranteed Notes, 9.13%, due 4/15/18	541
260	Virgin Media Finance PLC, Guaranteed Notes, 9.13%, due 8/15/16	278
375	Virgin Media Finance PLC, Guaranteed Notes, Ser.1, 9.50%, due 8/15/16	426
885	Virgin Media Secured Finance PLC, Senior Secured Notes, 6.50%, due 1/15/18	949
		5,199
Media - Services (0.2%)
530	WMG Acquisition Corp., Senior Secured Notes, 9.50%, due 6/15/16	571

Metals/Mining Excluding Steel (0.4%)
360	Arch Coal, Inc., Guaranteed Notes, 8.75%, due 8/1/16	404
185	Arch Western Finance LLC, Guaranteed Notes, 6.75%, due 7/1/13	187	ØØ
200	FMG Resources (August 2006) Pty Ltd., Senior Notes, 7.00%, due 11/1/15	205	ñ
120	Peabody Energy Corp., Guaranteed Notes, 7.38%, due 11/1/16	136
635	Southern Copper Corp., Senior Unsecured Notes, 6.75%, due 4/16/40	682
		1,614
Multi - Line Insurance (0.1%)
305	American Int'l Group, Inc., Junior Subordinated Debentures, 8.18%, due 5/15/58	325	µ

Office/Business Equipment (0.7%)
315	Xerox Corp., Senior Unsecured Notes, 5.50%, due 5/15/12	334	ØØ
1,450	Xerox Corp., Senior Unsecured Notes, 6.40%, due 3/15/16	1,711	ØØ
530	Xerox Corp., Senior Notes, 5.63%, due 12/15/19	594
		2,639
Oil & Gas (0.4%)
995	Motiva Enterprises LLC, Notes, 5.75%, due 1/15/20	1,148	ñ
400	Noble Holding Int'l Ltd., Guaranteed Notes, 4.90%, due 8/1/20	440
		1,588
Oil Refining & Marketing (0.2%)
460	Valero Energy Corp., Senior Unsecured Notes, 6.13%, due 2/1/20	509
370	Valero Energy Corp., Guaranteed Notes, 6.63%, due 6/15/37	374
		883
Packaging (0.4%)
295	Ardagh Packaging Finance PLC, Senior Secured Notes, 7.38%, due 10/15/17	313	ñ
450	Ball Corp., Guaranteed Notes, 7.13%, due 9/1/16	490
215	Berry Plastics Corp., Senior Secured Notes, 9.50%, due 5/15/18	211
150	Crown Americas LLC, Guaranteed Notes, 7.63%, due 5/15/17	164
135	Owens-Brockway Glass Container, Inc., Guaranteed Notes, 7.38%, due 5/15/16	147
245	Reynolds Group Issuer, Inc., Senior Secured Notes, 7.13%, due 4/15/19	255	ñ
		1,580
Pharmaceuticals (0.3%)
675	Express Scripts, Inc., Guaranteed Notes, 5.25%, due 6/15/12	719	ØØ
175	Valeant Pharmaceuticals Int'l, Guaranteed Notes, 6.75%, due 10/1/17	183	ñ
160	Valeant Pharmaceuticals Int'l, Guaranteed Notes, 7.00%, due 10/1/20	168	ñ
		1,070

See Notes to Schedule of Investments	65

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)

Pipelines (0.1%)
$170	Plains All American Pipeline L.P., Guaranteed Notes, 4.25%, due 9/1/12	$178

Printing & Publishing (0.2%)
450	Gannett Co., Inc., Guaranteed Notes, 9.38%, due 11/15/17	505
195	Gannett Co., Inc., Guaranteed Notes, 7.13%, due 9/1/18	201	ñ
		706
Real Estate (0.2%)
660	WEA Finance LLC, Guaranteed Notes, 7.50%, due 6/2/14	769	ñØØ

REITs (0.3%)
330	Simon Property Group L.P., Senior Unsecured Notes, 10.35%, due 4/1/19	466
580	Ventas Realty L.P., Guaranteed Notes. Ser. 1, 6.50%, due 6/1/16	611
135	Ventas Realty L.P., Guaranteed Notes, 6.75%, due 4/1/17	140
		1,217
Retail (0.1%)
425	CVS Pass-Through Trust, Pass-Through Certificates, 7.51%, due 1/10/32	496	ñ

Software/Services (0.3%)
375	Fidelity National Information Services, Inc., Guaranteed Notes, 7.63%, due 7/15/17	406	ñ
215	Fidelity National Information Services, Inc., Guaranteed Notes, 7.88%, due 7/15/20	235	ñ
275	Lender Processing Services, Inc., Guaranteed Notes, 8.13%, due 7/1/16	283
90	SunGard Data Systems, Inc., Guaranteed Notes, 9.13%, due 8/15/13	92
35	SunGard Data Systems, Inc., Guaranteed Notes, 10.63%, due 5/15/15	39
		1,055
Specialty Retail (0.5%)
780	Home Depot, Inc., Senior Unsecured Notes, 5.88%, due 12/16/36	810
490	Toys "R" Us Property Co. I LLC, Guaranteed Notes, 10.75%, due 7/15/17	560
475	Toys "R" Us-Delaware, Inc., Senior Secured Notes, 7.38%, due 9/1/16	495	ñ
		1,865
Steel Producers/Products (1.4%)
1,410	ArcelorMittal, Senior Unsecured Notes, 6.13%, due 6/1/18	1,542	ØØ
745	ArcelorMittal, Senior Unsecured Notes, 9.85%, due 6/1/19	961	ØØ
1,560	ArcelorMittal, Senior Unsecured Notes, 5.25%, due 8/5/20	1,579
165	Steel Dynamics, Inc., Guaranteed Notes, 6.75%, due 4/1/15	171
285	Steel Dynamics, Inc., Guaranteed Notes, 7.75%, due 4/15/16	304
240	Tube City IMS Corp., Guaranteed Notes, 9.75%, due 2/1/15	250
345	United States Steel Corp., Senior Unsecured Notes, 6.65%, due 6/1/37	306
		5,113
Support - Services (0.3%)
265	Knowledge Learning Corp., Guaranteed Notes, 7.75%, due 2/1/15	266	ñ
110	United Rentals N.A., Inc., Guaranteed Notes, 7.00%, due 2/15/14	112
440	United Rentals N.A., Inc., Guaranteed Notes, 10.88%, due 6/15/16	502
135	West Corp., Guaranteed Notes, 8.63%, due 10/1/18	140	ñ
		1,020

See Notes to Schedule of Investments	66

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)

Telecom - Integrated/Services (1.2%)
$395	Citizens Communications Co., Senior Unsecured Notes, 9.00%, due 8/15/31	$440
135	Citizens Utilities Co., Senior Unsecured Notes, 6.63%, due 3/15/15	144
285	Dycom Investments, Inc., Guaranteed Notes, 8.13%, due 10/15/15	292
330	GCI, Inc., Senior Unsecured Notes, 8.63%, due 11/15/19	363	ØØ
478	Intelsat Bermuda Ltd., Guaranteed Notes, 11.50%, due 2/4/17	510
135	Intelsat Jackson Holdings Ltd., Guaranteed Notes, 8.50%, due 11/1/19	147	ñ
65	Intelsat Subsidiary Holding Co., Ltd, Guaranteed Notes, Ser. B, 8.88%, due 1/15/15	67	ñ
550	PAETEC Holding Corp., Senior Secured Notes, 8.88%, due 6/30/17	593	ØØ
235	Qwest Communications Int'l, Inc., Guaranteed Notes, 7.13%, due 4/1/18	250	ñ
550	Qwest Corp., Senior Unsecured Notes, 8.88%, due 3/15/12	604	ØØ
335	Qwest Corp., Senior Unsecured Notes, 8.38%, due 5/1/16	404
450	Windstream Corp., Guaranteed Notes, 8.13%, due 8/1/13	495
185	Windstream Corp., Guaranteed Notes, 8.63%, due 8/1/16	197	ØØ
		4,506
Telecom - Wireless (0.8%)
460	CC Holdings GS V LLC/Crown Castle GS III Corp., Senior Secured Notes, 7.75%, due 5/1/17	516	ñ
120	Clearwire Communications LLC, Senior Secured Notes, 12.00%, due 12/1/15	133	ñ
1,060	Cricket Communications, Inc., Senior Secured Notes, 7.75%, due 5/15/16	1,142
199	MetroPCS Wireless, Inc., Guaranteed Notes, 9.25%, due 11/1/14	209
995	Sprint Capital Corp., Guaranteed Notes, 6.88%, due 11/15/28	938
		2,938
Telecommunications (0.7%)
825	America Movil SAB de CV, Guaranteed Notes, 5.00%, due 3/30/20	902
750	AT&T, Inc., Senior Unsecured Notes, 4.85%, due 2/15/14	831
360	Telecom Italia Capital SA, Guaranteed Unsecured Notes, 4.95%, due 9/30/14	389
370	Verizon New Jersey, Inc., Senior Unsecured Notes, Ser. A, 5.88%, due 1/17/12	391
		2,513
Tobacco (1.3%)
2,105	Altria Group, Inc., Guaranteed Notes, 9.70%, due 11/10/18	2,904	ØØ
1,510	Lorillard Tobacco Co., Guaranteed Notes, 8.13%, due 6/23/19	1,745	ØØ
250	Lorillard Tobacco Co., Guaranteed Notes, 6.88%, due 5/1/20	268
		4,917
Transport - Rail (0.1%)
405	RZD Capital Ltd., Medium-Term Loan Participation Notes, 5.74%, due 4/3/17	427

Utilities (0.3%)
710	Energy Future Holdings Corp., Senior Secured Notes, 10.00%, due 1/15/20	743	ñ
402	Homer City Funding LLC, Senior Secured Notes, 8.14%, due 10/1/19	378
		1,121
Total Corporate Debt Securities (Cost $146,015)		155,210

Asset-Backed Securities (12.5%)
839	Banc of America Commercial Mortgage, Inc., Ser. 2006-3, Class A4, 5.89%, due 7/10/44	919
600	Banc of America Commercial Mortgage, Inc., Ser. 2006-6, Class A4, 5.36%, due 10/10/45	641
730	Banc of America Commercial Mortgage, Inc., Ser. 2006-4, Class A4, 5.63%, due 7/10/46	788
700	Banc of America Commercial Mortgage, Inc., Ser. 2006-5, Class A4, 5.41%, due 9/10/47	748
435	Banc of America Commercial Mortgage, Inc., Ser. 2007-1, Class A4, 5.45%, due 1/15/49	459

See Notes to Schedule of Investments	67

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)

$1,750	Banc of America Commercial Mortgage, Inc., Ser. 2007-3, Class A4, 5.66%, due 6/10/49	$1,822	µØØ
2,500	Bear Stearns Commercial Mortgage Securities, Ser. 2007-PW15, Class A4, 5.33%, due 2/11/44	2,603	ØØ
550	Bear Stearns Commercial Mortgage Securities, Ser. 2007-PW17, Class A4, 5.69%, due 6/11/50	592
1,280	Citigroup Mortgage Loan Trust, Inc., Ser. 2006-AMC1, Class A2B, 0.16%, due 9/25/36	586	µ
1,160	Citigroup/Deutsche Bank Commercial Mortgage Trust, Ser. 2007-CD5, Class A4, 5.89%, due 11/15/44	1,253	ØØ
2,000	Citigroup/Deutsche Bank Commercial Mortgage Trust, Ser. 2007-CD4, Class A4, 5.32%, due 12/11/49	2,086	ØØ
2,000	Commercial Mortgage Loan Trust, Ser. 2008-LS1, Class A4B, 6.01%, due 12/10/49	2,135	µØ
500	Commercial Mortgage Pass-Through Certificates, Ser. 2006-C8, Class A4, 5.31%, due 12/10/46	525
2,000	Credit Suisse Mortgage Capital Certificates, Ser. 2007-C3, Class A4, 5.72%, due 6/15/39	2,075	µ
1,060	Credit Suisse Mortgage Capital Certificates, Ser. 2006-C4, Class A3, 5.47%, due 9/15/39	1,132
300	Credit Suisse Mortgage Capital Certificates, Ser. 2007-C4, Class A4, 5.80%, due 9/15/39	311	µØØ
400	Credit Suisse Mortgage Capital Certificates, Ser. 2006-C5, Class A3, 5.31%, due 12/15/39	421	ØØ
1,925	CWCapital Cobalt Ltd., Ser. 2007-C3, Class A4, 5.82%, due 5/15/46	2,026	µØØ
718	CWCapital Cobalt Ltd., Ser. 2007-C2, Class A2, 5.33%, due 4/15/47	748
500	CWCapital Cobalt Ltd., Ser. 2007-C2, Class A3, 5.48%, due 4/15/47	523
335	Greenwich Capital Commercial Funding Corp., Ser. 2007-GG9, Class A4, 5.44%, due 3/10/39	358
1,000	GS Mortgage Securities Corp. II, Ser. 2006-GG6, Class A4, 5.55%, due 4/10/38	1,085
500	GS Mortgage Securities Corp. II, Ser. 2005-GG4, Class A3, 4.61%, due 7/10/39	509	ØØ
700	GS Mortgage Securities Corp. II, Ser. 2005-GG4, Class A4, 4.76%, due 7/10/39	731	ØØ
2,000	GS Mortgage Securities Corp. II, Ser. 2007-GG10, Class A4, 5.81%, due 8/10/45	2,118	µØØ
400	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2006-LDP7, Class A4, 5.87%, due 4/15/45	444	µ
500	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2006-LDP9, Class A3, 5.34%, due 5/15/47	526
1,725	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2007-CB18, Class A4, 5.44%, due 6/12/47	1,820	ØØ
2,500	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2007-CB19, Class A4, 5.74%, due 2/12/49	2,660	µØØ
1,790	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2007-LD11, Class A4, 5.82%, due 6/15/49	1,900	µØØ
1,610	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2007-CB20, Class A4, 5.79%, due 2/12/51	1,746	ØØ
2,200	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2007-LD12, Class A4, 5.88%, due 2/15/51	2,351	ØØ
915	LB-UBS Commercial Mortgage Trust, Ser. 2007-C6, Class A4, 5.86%, due 7/15/40	973	ØØ
1,935	Merrill Lynch/Countrywide Commercial Mortgage Trust, Ser. 2007-5, Class A4, 5.38%, due 8/12/48	1,978	ØØ
2,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Ser. 2007-7, Class A4, 5.81%, due 6/12/50	2,079	µØØ
900	Morgan Stanley Capital I, Ser. 2007-IQ16, Class A4, 5.81%, due 12/12/49	945	ØØ
837	Morgan Stanley Home Equity Loan Trust, Ser. 2006-3, Class A3, 0.42%, due 4/25/36	546	µ
400	Wachovia Bank Commercial Mortgage Trust, Ser. 2005-C19, Class A5, 4.66%, due 5/15/44	415
250	Wachovia Bank Commercial Mortgage Trust, Ser. 2007-C31, Class A4, 5.51%, due 4/15/47	259	ØØ
957	Wells Fargo Home Equity Trust, Ser. 2006-3, Class A2, 0.41%, due 1/25/37	651	µ

Total Asset-Backed Securities (Cost $39,536)		46,487

Government Securities (2.6%)

Quasi - Sovereign (0.6%)
422	Banco Nacional de Desenvolvimento Economico e Social, Senior Unsecured Notes, 5.50%, due 7/12/20	456
215	Bank of China (Hong Kong) Ltd., Subordinated Notes, 5.55%, due 2/11/20	227
165	Empresa Nacional del Petroleo, Unsecured Notes, 5.25%, due 8/10/20	174
175	Intergas Finance BV, Senior Unsecured Notes, 6.38%, due 5/14/17	191
110	KazMunaiGaz Finance Sub BV, Guaranteed Global Medium-Term Notes, Ser. 2, 9.13%, due 7/2/18	132
125	Nak Naftogaz Ukraine, Gov't Guaranteed Notes, 9.50%, due 9/30/14	135
210	Petroleos de Venezuela SA, Guaranteed Notes, 5.25%, due 4/12/17	124
110	Petroleos de Venezuela SA, Guaranteed Notes, 5.38%, due 4/12/27	53

See Notes to Schedule of Investments	68

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)

$335	Petronas Capital Ltd., Guaranteed Notes, 5.25%, due 8/12/19	$371
114	Republic of Croatia, Senior Unsecured Notes, 6.75%, due 11/5/19	130
		1,993
Sovereign (2.0%)
348	Federative Republic of Brazil, Senior Unsecured Notes, 4.88%, due 1/22/21	386
265	Lebanese Republic, Notes, 8.50%, due 1/19/16	307
102	Lebanese Republic, Unsubordinated Medium-Term Notes, 6.38%, due 3/9/20	106
100	Majapahit Holding BV, Guaranteed Notes, 7.25%, due 6/28/17	117
130	Majapahit Holding BV, Guaranteed Notes, 7.88%, due 6/29/37	162
258	Pemex Project Funding Master Trust, Guaranteed Notes, 5.75%, due 3/1/18	290
120	Pemex Project Funding Master Trust, Guaranteed Notes, 6.63%, due 6/15/38	134
30	Republic of Argentina, Senior Unsecured Notes, 8.75%, due 6/2/17	31
231	Republic of Argentina, Senior Unsecured Notes, 8.28%, due 12/31/33	219
65	Republic of Argentina, Unsubordinated Notes, Step-Up, 2.50%/5.25%, due 12/31/38	30	**
55	Republic of Bulgaria, Unsubordinated Notes, 8.25%, due 1/15/15	65
100	Republic of Chile, Senior Unsecured Notes, 3.88%, due 8/5/20	104
210	Republic of Colombia, Senior Unsecured Notes, 8.13%, due 5/21/24	287
180	Republic of Colombia, Unsecured Notes, 7.38%, due 1/27/17	224
85	Republic of El Salvador, Senior Unsecured Notes, 7.75%, due 1/24/23	99
50	Republic of El Salvador, Unsecured Notes, 7.65%, due 6/15/35	57
17	Republic of Hungary, Senior Unsecured Notes, 4.75%, due 2/3/15	18
130	Republic of Hungary, Senior Unsecured Notes, 6.25%, due 1/29/20	143
105	Republic of Indonesia, Senior Unsecured Notes, 7.25%, due 4/20/15	125
249	Republic of Indonesia, Senior Unsecured Notes, 5.88%, due 3/13/20	289
150	Republic of Lithuania, Senior Unsecured Notes, 7.38%, due 2/11/20	175
55	Republic of Panama, Senior Unsecured Notes, 7.25%, due 3/15/15	67
100	Republic of Panama, Senior Unsecured Notes, 5.20%, due 1/30/20	113
162	Republic of Panama, Senior Unsecured Notes, 6.70%, due 1/26/36	204
255	Republic of Peru, Senior Unsecured Notes, 7.35%, due 7/21/25	338
43	Republic of Peru, Senior Unsecured Notes, 8.75%, due 11/21/33	66
400	Republic of Philippines, Senior Unsecured Notes, 6.50%, due 1/20/20	480
335	Republic of Poland, Senior Unsecured Notes, 5.00%, due 10/19/15	372
100	Republic of South Africa, Senior Unsecured Notes, 6.50%, due 6/2/14	115
175	Republic of South Africa, Senior Unsecured Notes, 6.88%, due 5/27/19	216
447	Republic of Turkey, Senior Unsecured Notes, 7.00%, due 6/5/20	554
100	Republic of Turkey, Senior Unsecured Notes, 5.63%, due 3/30/21	112
100	Republic of Turkey, Senior Unsecured Notes, 7.38%, due 2/5/25	127
222	Republic of Uruguay, Senior Unsecured Notes, 6.88%, due 9/28/25	276
13	Republic of Uruguay, Unsecured Notes, 7.88%, due 1/15/33	18
241	Republic of Venezuela, Senior Unsecured Notes, 7.75%, due 10/13/19	164
124	Republic of Venezuela, Senior Unsecured Notes, 9.38%, due 1/13/34	83
200	RSHB Capital SA, Senior Secured Notes, 6.30%, due 5/15/17	211
100	Russian Federation Bond, Notes, 5.00%, due 4/29/20	104
11	Russian Federation Bond, Senior Unsecured Notes, 7.50%, due 3/31/30	13
4	Russian Federation Bond, Senior Unsecured Notes, 7.50%, due 3/31/30	4
100	Ukraine Government Bond, Senior Unsubordinated Notes, 6.58%, due 11/21/16	98
308	United Mexican States, Senior Unsecured Medium-Term Notes, Ser. A, 5.13%, due 1/15/20	346
		7,449
Total Government Securities (Cost $9,376)		9,442

NUMBER OF SHARES

Short-Term Investments (7.0%)
26,118,169	State Street Institutional Liquid Reserves Fund Institutional Class (Cost $26,118)	26,118

Total Investments (112.7%) (Cost $399,281)		418,401	##

Liabilities, less cash, receivables and other assets [(12.7%)]		(47,179)

Total Net Assets (100.0%)		$371,222

See Notes to Schedule of Investments	69

Notes to Schedule of Investments

†
In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurements and Disclosures" ("ASC 820"), all investments held by each of Neuberger Berman Core Bond Fund ("Core Bond"), Neuberger Berman Floating Rate Income Fund ("Floating Rate Income"), Neuberger Berman High Income Bond Fund ("High Income"), Neuberger Berman Municipal Intermediate Bond Fund ("Municipal Intermediate Bond"), Neuberger Berman Short Duration Bond Fund ("Short Duration"), and Neuberger Berman Strategic Income Fund ("Strategic Income") (each individually a "Fund", and collectively the "Funds") are carried at the value that Neuberger Berman Management LLC ("Management") believes a fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Funds' investments, some of which are discussed below. Significant management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

	●	Level 1 – quoted prices in active markets for identical investments

	●	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

	●	Level 3 – significant unobservable inputs (including a Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Funds' investments in debt securities is determined by Management primarily by obtaining valuations from independent pricing services based on readily available bid quotations, or if quotations are not available, by methods which include various considerations based on security type (generally Level 2 inputs). In addition to the consideration of yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions, the following is a description of other Level 2 inputs and related valuation techniques used by an independent pricing service to value certain types of debt securities and short term investments of the Funds:

Corporate Debt Securities. Inputs used to value corporate debt securities generally include relative credit information, observed market movements, sector news, spread to the U.S. Treasury market, and other market information which may include benchmark yields, reported trades, broker/dealer quotes, issuer spreads, benchmark securities, bids, offers, and reference data, such as market research publications, when available ("Other Market Information").

U.S. Treasury Securities. Inputs used to value U.S. Treasury securities generally include quotes from several inter-dealer brokers and Other Market Information.

Asset-Backed Securities and Mortgage Backed Securities. Inputs used to value asset-backed securities and mortgage backed securities generally include models that consider a number of factors, which may include the following: prepayment speeds, cash flows, spread adjustments and Other Market Information.

High Yield Securities. Inputs used to value high yield securities generally include a number of observations of equity and credit default swap curves related to the issuer and Other Market Information.

Municipal Debt Securities. Inputs used to evaluate municipal debt securities include current trades, bid-wanted lists (which informs the market that a holder is interested in selling a position and that offers will be considered), offerings, general information on market movement, direction, trends, and specific data on specialty issues.

See Notes to Financial Statements	70

Notes to Schedule of Investments (cont'd)

Emerging Markets Debt. Inputs used to value emerging markets debt generally include dealer quotes, bond market activity, discounted cash flow models, and other relevant information such as credit spreads and benchmark curves.

Inputs used by independent pricing services to value bank loan securities include multiple broker quotes (generally Level 2 inputs).

Financial futures contracts are determined by obtaining valuations from independent pricing services at the settlement price at the market close.

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in State Street Institutional Government Money Market Fund Institutional Class and State Street Institutional Liquid Reserves Fund Institutional Class are valued using the respective fund's daily calculated NAV.

For debt securities, if a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount a fund might reasonably expect to receive on a current sale in an orderly transaction, the Funds seek to obtain quotations from principal market makers (generally considered Level 3 inputs). If such quotations are not readily available, the security is valued using methods the Board of Trustees of Neuberger Berman Income Funds (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security based on Level 2 or 3 inputs, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. These fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

The following is a summary, categorized by Level, of inputs used to value the Funds' investments as of October 31, 2010:

Asset Valuation Inputs (000's omitted)	Level 1	Level 2	Level 3§	Total
Core Bond
Investments:
U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government	$—	$75,252	$—	$75,252
Mortgage-Backed Securities
Adjustable Rate Mortgages	—	2,266	—	2,266
Fannie Mae	—	34,782	—	34,782
Freddie Mac	—	12,772	—	12,772
Total Mortgage-Backed Securities	—	49,820	—	49,820
Corporate Debt Securities
Airlines	—	—	2,585	2,585
Banking	—	11,329	—	11,329
Beverages	—	808	—	808
Chemicals	—	610	—	610
Commercial Services	—	1,511	—	1,511
Diversified Capital Goods	—	353	—	353
Diversified Financial Services	—	4,464	—	4,464
Electric—Integrated	—	254	—	254

See Notes to Financial Statements	71

Notes to Schedule of Investments (cont'd)

Asset Valuation Inputs (000's omitted)	Level 1	Level 2	Level 3§	Total
Food	$—	$2,570	$—	$2,570
Gas Distribution	—	825	—	825
Industrial	—	2,347	—	2,347
Insurance	—	2,088	—	2,088
Media	—	2,828	—	2,828
Media—Broadcast	—	1,348	—	1,348
Media—Cable	—	243	—	243
Metals/Mining Excluding Steel	—	569	—	569
Office/Business Equipment	—	201	—	201
Pharmaceuticals	—	96	—	96
Pipelines	—	446	—	446
Real Estate	—	384	—	384
REITs	—	594	—	594
Retail	—	496	—	496
Specialty Retail	—	436	—	436
Steel Producers/Products	—	2,541	—	2,541
Telecommunications	—	1,414	—	1,414
Tobacco	—	1,224	—	1,224
Total Corporate Debt Securities	—	39,979	2,585	42,564
Asset-Backed Securities	—	21,689	0	21,689
Short-Term Investments	—	4,395	—	4,395
Total Investments	—	191,135	2,585	193,720
Floating Rate Income
Investments:
Bank Loan Obligations
Aerospace & Defense	—	996	—	996
All Telecom	—	6,973	—	6,973
Automotive	—	930	—	930
Building & Development	—	988	709	1,697
Business Equipment & Services	—	1,732	877	2,609
Cable & Satellite Television	—	1,064	—	1,064
Chemicals & Plastics	—	4,225	—	4,225
Clothing/Textiles	—	635	—	635
Conglomerates	—	3,044	—	3,044
Containers & Glass Products	—	2,145	—	2,145
Drugs	—	1,314	—	1,314
Electric—Generation	—	914	—	914
Electronics/Electrical	—	5,561	—	5,561
Equipment Leasing	—	1,668	—	1,668
Farming/Agriculture	—	702	—	702

See Notes to Financial Statements	72

Notes to Schedule of Investments (cont'd)

Asset Valuation Inputs (000's omitted)	Level 1	Level 2	Level 3§	Total
Financial Intermediaries	$—	$2,849	$1,317	$4,166
Food Products	—	2,770	—	2,770
Food Service	—	776	—	776
Food/Drug Retailers	—	1,278	—	1,278
Health Care	—	6,606	—	6,606
Industrial Equipment	—	480	—	480
Insurance	—	746	—	746
Leisure Goods/Activities/Movies	—	2,159	—	2,159
Lodging & Casinos	—	2,619	—	2,619
Media—Broadcast	—	209	—	209
Nonferrous Metals/Minerals	—	1,157	—	1,157
Oil & Gas	—	994	—	994
Publishing	—	3,030	—	3,030
Radio & Television	—	925	—	925
Retailers (except food & drug)	—	1,855	—	1,855
Surface Transport	—	493	—	493
Utilities	—	3,196	—	3,196
Total Bank Loan Obligations		65,033	2,903	67,936
Corporate Debt Securities
AirTransport	—	670	432	1,102
Auto Loans	—	830	—	830
Banking	—	1,024	—	1,024
Chemicals	—	286	—	286
Consumer/Commercial/Lease Financing	—	479	—	479
Department Stores	—	743	—	743
Electric—Generation	—	2,654	372	3,026
Electronics	—	1,078	—	1,078
Gas Distribution	—	1,217	—	1,217
Health Care	—	609	—	609
Media—Broadcast	—	257	—	257
Media—Cable	—	936	—	936
Packaging	—	526	—	526
Specialty Retail	—	1,067	—	1,067
Support—Services	—	391	—	391
Telecom—Integrated/Services	—	717	—	717
Telecom—Wireless	—	754	—	754
Total Corporate Debt Securities	—	14,238	804	15,042
Short-Term Investments	—	12,023	—	12,023
Total Investments	—	91,294	3,707	95,001

See Notes to Financial Statements	73

Notes to Schedule of Investments (cont'd)

Asset Valuation Inputs (000's omitted)	Level 1	Level 2	Level 3§	Total
High Income
Investments:
Bank Loan Obligations
Media—Broadcast	$—	$1,523	$—	$1,523
Corporate Debt Securities
Aerospace/Defense	—	6,168	—	6,168
Airlines	—	10,261	8,097	18,358
Auto Loans	—	27,118	—	27,118
Auto Parts & Equipment	—	2,098	—	2,098
Automakers	—	14,316	—	14,316
Banking	—	62,551	—	62,551
Beverages	—	2,629	—	2,629
Building & Construction	—	3,230	—	3,230
Building Materials	—	16,421	—	16,421
Chemicals	—	26,421	—	26,421
Consumer/Commercial/Lease Financing	—	22,262	—	22,262
Department Stores	—	4,898	—	4,898
Electric—Generation	—	37,616	3,873	41,489
Electric—Integrated	—	1,842	—	1,842
Electronics	—	26,222	—	26,222
Energy—Exploration & Production	—	46,520	—	46,520
Food & Drug Retailers	—	14,426	—	14,426
Food—Wholesale	—	10,891	—	10,891
Forestry/Paper	—	5,159	—	5,159
Gaming	—	39,345	—	39,345
Gas Distribution	—	60,184	—	60,184
Health Care	—	22,586	—	22,586
Health Facilities	—	21,618	—	21,618
Health Services	—	12,138	—	12,138
Hotels	—	10,043	—	10,043
Investments & Misc. Financial Services	—	7,429	—	7,429
Leisure	—	8,415	—	8,415
Machinery	—	13,932	—	13,932
Media—Broadcast	—	24,463	—	24,463
Media—Cable	—	52,902	—	52,902
Media—Services	—	11,927	—	11,927
Metals/Mining Excluding Steel	—	12,373	—	12,373
Multi—Line Insurance	—	8,270	—	8,270
Packaging	—	25,764	—	25,764

See Notes to Financial Statements	74

Notes to Schedule of Investments (cont'd)

Asset Valuation Inputs (000's omitted)	Level 1	Level 2	Level 3§	Total
Pharmaceuticals	$—	$5,417	$—	$5,417
Printing & Publishing	—	12,558	—	12,558
REITs	—	7,572	—	7,572
Software/Services	—	35,141	—	35,141
Specialty Retail	—	8,963	—	8,963
Steel Producers/Products	—	10,470	—	10,470
Support—Services	—	20,571	—	20,571
Telecom—Integrated/Services	—	78,313	—	78,313
Telecom—Wireless	—	33,444	—	33,444
Total Corporate Debt Securities	—	884,887	11,970	896,857
Short-Term Investments	—	20,337	—	20,337
Total Investments	—	906,747	11,970	918,717
Municipal Intermediate Bond
Investments:
Municipal Debt Securities^	—	118,226	—	118,226
Total Investments	—	118,226	—	118,226
Short Duration
Investments:
U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government	—	18,101	—	18,101
U.S. Government Agency Securities	—	2,614	—	2,614
Mortgage-Backed Securities^	—	23,459	—	23,459
Corporate Debt Securities^	—	15,211	—	15,211
Asset-Backed Securities	—	4,372	1,100	5,472
Short-Term Investments	—	1,582	—	1,582
Total Investments	—	65,339	1,100	66,439
Strategic Income
Investments:
Bank Loan Obligations
All Telecom	—	4,984	—	4,984
Automotive	—	126	—	126
Building & Development	—	663	288	951
Business Equipment & Services	—	675	904	1,579
Cable & Satellite Television	—	2,246	—	2,246
Chemicals & Plastics	—	1,572	—	1,572
Clothing/Textiles	—	503	—	503
Conglomerates	—	1,669	—	1,669
Containers & Glass Products	—	1,054	—	1,054
Drugs	—	403	—	403

See Notes to Financial Statements	75

Notes to Schedule of Investments (cont'd)

Asset Valuation Inputs (000's omitted)	Level 1	Level 2	Level 3§	Total
Ecological Services & Equipment	$—	$883	$—	$883
Electric—Generation	—	571	—	571
Electronics/Electrical	—	3,772	—	3,772
Farming/Agriculture	—	300	—	300
Financial Intermediaries	—	2,128	1,561	3,689
Food Products	—	2,666	—	2,666
Food Service	—	363	—	363
Food/Drug Retailers	—	1,206	—	1,206
Health Care	—	5,432	—	5,432
Industrial Equipment	—	578	—	578
Insurance	—	299	—	299
Leisure Goods/Activities/Movies	—	1,805	—	1,805
Lodging & Casinos	—	1,632	—	1,632
Media—Broadcast	—	277	—	277
Nonferrous Metals/Minerals	—	561	—	561
Oil & Gas	—	1,048	—	1,048
Publishing	—	2,318	—	2,318
Radio & Television	—	1,010	—	1,010
Retailers (except food & drug)	—	1,507	—	1,507
Surface Transport	—	494	—	494
Utilities	—	2,447	—	2,447
Total Bank Loan Obligations	—	45,192	2,753	47,945
U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government	—	77,626	—	77,626
Mortgage-Backed Securities
Adjustable Rate Mortgages	—	1,086	—	1,086
Fannie Mae	—	17,050	—	17,050
Freddie Mac	—	37,428	—	37,428
Government National Mortgage Association	—	9	—	9
Total Mortgage-Backed Securities	—	55,573	—	55,573
Corporate Debt Securities
Aerospace/Defense	—	252	—	252
Airlines	—	1,255	4,198	5,453
Auto Loans	—	2,179	—	2,179
Auto Parts & Equipment	—	138	—	138
Automakers	—	1,627	—	1,627
Banking	—	25,315	—	25,315
Beverages	—	1,993	—	1,993
Building & Construction	—	262	—	262

See Notes to Financial Statements	76

Notes to Schedule of Investments (cont'd)

Asset Valuation Inputs (000's omitted)	Level 1	Level 2	Level 3§	Total
Building Materials	$—	$1,110	$—	$1,110
Chemicals	—	5,751	—	5,751
Commercial Services	—	1,557	—	1,557
Consumer/Commercial/Lease Financing	—	1,345	—	1,345
Department Stores	—	798	—	798
Diversified Capital Goods	—	1,240	—	1,240
Diversified Financial Services	—	7,919	—	7,919
Electric—Generation	—	1,938	377	2,315
Electric—Integrated	—	238	—	238
Electronics	—	840	—	840
Energy	—	296	—	296
Energy—Alternate Sources	—	285	—	285
Energy—Exploration & Production	—	5,002	—	5,002
Food	—	4,948	—	4,948
Food & Drug Retailers	—	688	—	688
Food—Wholesale	—	684	—	684
Forestry/Paper	—	172	—	172
Gaming	—	1,886	—	1,886
Gas Distribution	—	8,016	—	8,016
Health Care	—	1,792	—	1,792
Health Facilities	—	1,596	—	1,596
Health Services	—	820	—	820
Hotels	—	1,362	—	1,362
Industrial	—	9,398	—	9,398
Industrial Equipment	—	335	—	335
Insurance	—	2,313	—	2,313
Integrated Energy	—	363	—	363
Investments & Misc. Financial Services	—	180	—	180
Leisure	—	403	—	403
Machinery	—	937	—	937
Media	—	5,572	—	5,572
Media—Broadcast	—	3,520	—	3,520
Media—Cable	—	5,199	—	5,199
Media—Services	—	571	—	571
Metals/Mining Excluding Steel	—	1,614	—	1,614
Multi—Line Insurance	—	325	—	325
Office/Business Equipment	—	2,639	—	2,639

See Notes to Financial Statements	77

Notes to Schedule of Investments (cont'd)

Asset Valuation Inputs (000's omitted)	Level 1	Level 2	Level 3§	Total
Oil & Gas	$—	$1,588	$—	$1,588
Oil Refining & Marketing	—	883	—	883
Packaging	—	1,580	—	1,580
Pharmaceuticals	—	1,070	—	1,070
Pipelines	—	178	—	178
Printing & Publishing	—	706	—	706
Real Estate	—	769	—	769
REITs	—	1,217	—	1,217
Retail	—	496	—	496
Software/Services	—	1,055	—	1,055
Specialty Retail	—	1,865	—	1,865
Steel Producers/Products	—	5,113	—	5,113
Support-Services	—	1,020	—	1,020
Telecom—Integrated/Services	—	4,506	—	4,506
Telecom—Wireless	—	2,938	—	2,938
Telecommunications	—	2,513	—	2,513
Tobacco	—	4,917	—	4,917
Transport—Rail	—	427	—	427
Utilities	—	1,121	—	1,121
Total Corporate Debt Securities	—	150,635	4,575	155,210
Asset-Backed Securities	—	46,487	—	46,487
Government Securities
Quasi—Sovereign	—	1,993	—	1,993
Sovereign	—	7,449	—	7,449
Total Government Securities	—	9,442	—	9,442
Short-Term Investments	—	26,118	—	26,118
Total Investments	—	411,073	7,328	418,401

^  The Schedule of Investments provides information on the industry or state categorization for the portfolio.

See Notes to Financial Statements	78

Notes to Schedule of Investments (cont'd)

§  The following is a reconciliation between the beginning and ending balances of investments in which significant unobservable inputs (Level 3) were used in determining value:

(000's omitted)	Beginning balance, as of 11/1/09	Accrued discounts/ (premiums)	Realized gain/loss and change in unrealized appreciation/ (depreciation)	Net purchases/ (sales)	Net transfers in and/or out of Level 3	Balance, as of 10/31/10	Net change in unrealized appreciation/ (depreciation) from investments still held as of 10/31/10
Investments in Securities:
Core Bond
Corporate Debt Securities
Industrial/Airlines	$1,255	$—	$200	$1,130	$—	$2,585	$200
Asset-Backed Securities	23	—	(3)	(20)	—	0	0
Total	1,278	—	197	1,110	—	2,585	200
Floating Rate Income
Bank Loan Obligations
Building & Development	—	—	3	706	—	709	3
Business Equipment & Services	—	—	11	866	—	877	11
Financial Intermediaries	—	2	14	1,301	—	1,317	10
Corporate Debt Securities
AirTransport	—	—	15	417	—	432	15
Electric—Generation	—	—	(10)	382	—	372	(10)
Total	—	2	33	3,672	—	3,707	29
High Income
Corporate Debt Securities
Airlines	6,931	—	1,237	(71)	—	8,097	821
Electric—Generation	1,010	—	380	(9,154)	11,637	3,873	127
Total	7,941	—	1,617	(9,225)	11,637	11,970	948
Short Duration
Asset-Backed Securities	0	—	—	1,100	—	1,100	—
Total	0	—	—	1,100	—	1,100	—
Strategic Income
Bank Loan Obligations
Building & Development	—	—	1	287	—	288	1
Business Equipment & Services	—	—	4	900	—	904	4
Financial Intermediaries	—	3	8	1,550	—	1,561	7

See Notes to Financial Statements	79

Notes to Schedule of Investments (cont'd)

(000's omitted)	Beginning balance, as of 11/1/09	Accrued discounts/ (premiums)	Realized gain/loss and change in unrealized appreciation/ (depreciation)	Net purchases/ (sales)	Net transfers in and/or out of Level 3	Balance, as of 10/31/10	Net change in unrealized appreciation/ (depreciation) from investments still held as of 10/31/10
Corporate Debt Securities
Airlines	$1,559	$—	$388	$2,251	$—	$4,198	$318
Electric—Generation	—	—	33	(193)	537	377	(17)
Food & Beverage	442	—	(4)	(438)	—	—	—
Total	2,001	3	430	4,357	537	7,328	313

The Funds had no significant transfers between Levels 1 and 2 during the year ended October 31, 2010. During the year ended October 31, 2010, one security in High Income and Strategic Income transferred from Level 2 to Level 3 as a result of a decrease in the number of quotations that were readily available to the independent pricing service.

Liability Valuation Inputs

The following is a summary, categorized by Level, of inputs used to value the Funds' derivatives as of October 31, 2010:

(000's omitted)	Level 1	Level 2	Level 3	Total
Core Bond
Futures Contracts	$(89)	$—	$—	$(89)
Strategic Income
Futures Contracts	(181)	—	—	(181)

##	At October 31, 2010, selected fund information on a U.S. federal income tax basis was as follows:

(000's omitted)	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Core Bond	$188,558	$7,664	$2,502	$5,162
Floating Rate Income	93,594	1,553	146	1,407
High Income	857,204	61,820	307	61,513
Municipal Intermediate Bond	114,935	3,485	194	3,291
Short Duration	69,966	422	3,949	(3,527)
Strategic Income	399,956	18,790	345	18,445

@@	Approximately 44% of the municipal securities held by Municipal Intermediate Bond have credit enhancement features backing them.

ñ
Restricted security subject to restrictions on resale under federal securities laws. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers under Rule 144A under the Securities Act of 1933, as amended, and have been deemed by the investment manager to be liquid. At October 31, 2010, these securities amounted to approximately $7,899,000 or 4.8% of net assets for Core Bond, approximately

See Notes to Financial Statements	80

Notes to Schedule of Investments (cont'd)

$7,107,000 or 8.4% of net assets for Floating Rate Income, approximately $263,890,000 or 28.3% of net assets for High Income, approximately $1,160,000 or 1.0% of net assets for Municipal Intermediate Bond, approximately $3,127,000 or 4.8% of net assets for Short Duration, and approximately $29,713,000 or 8.0% of net assets for Strategic Income.

ß	Security is guaranteed by the corporate or non-profit obligor.

Ø	All or a portion of this security was purchased on a when-issued basis. At October 31, 2010, these securities amounted to $30,350,000 for Core Bond, $4,088,000 for High Income, $981,000 for Municipal Intermediate Bond and $45,191,000 for Strategic Income, respectively.

¢	All or a portion of this security was purchased on a delayed delivery basis.

††	As of October 31, 2010, the value of unfunded loan commitments was approximately $504,000 for Floating Rate Income and $352,000 for Strategic Income pursuant to the following loan agreements:

Floating Rate Income
Borrower	Principal Amount	Value
Reynolds Group Holdings, Inc., Term Loan D, due 5/5/16	$500,000	$504,000
Strategic Income
Borrower	Principal Amount	Value
Reynolds Group Holdings, Inc., Term Loan D, due 5/5/16	$350,000	$352,000

^^	All or a portion of this security has not settled as of October 31, 2010 and thus does not have an interest rate in effect. Interest rates do not take effect until settlement.

ØØ	All or a portion of this security is segregated in connection with obligations for when-issued purchase commitments and/or financial futures contracts and/or delayed delivery purchase commitments.

µ	Floating rate securities are securities whose yields vary with a designated market index or market rate. These securities are shown at their current rates as of October 31, 2010 and their final maturity dates.

**	Step Bond: Coupon rate is a fixed rate for an initial period then resets at a specific date and rate.

@	This debt is guaranteed under the Federal Deposit Insurance Corporation's ("FDIC") Temporary Liquidity Guarantee Program and is backed by the full faith and credit of the United States. At October 31, 2010, these securities amounted to approximately $2,614,000 or 4.0% of net assets for Short Duration.

a	Security is subject to a guarantee provided by Societe Generale, backing 100% of the total principal.

#
Restricted security subject to restrictions on resale under federal securities laws. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers under Rule 144A under the Securities Act of 1933, as amended, and have been deemed by the investment manager to be illiquid and restricted. At October 31, 2010, these securities amounted to approximately $0 or 0.0% of net assets for Core Bond and approximately $0 or 0.0% of net assets for Short Duration.

See Notes to Financial Statements	81

Notes to Schedule of Investments (cont'd)

(000's omitted)	Restricted Security	Acquisition Date	Acquisition Cost	Acquisition Cost Percentage of Net Assets as of Acquisition Date	Value as of October 31, 2010	Fair Value Percentage of Net Assets as of October 31, 2010
Core Bond	Knollwood CDO Ltd., Ser. 2006-2A, Class A2J, 0.71%, due 7/13/46	6/29/2006	$642	0.9%	$0	0.0%
Short Duration	Knollwood CDO Ltd., Ser. 2006-2A, Class A2J, 0.71%, due 7/13/46	9/14/2007	227	0.2	0	0.0

See Notes to Financial Statements	82

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Statements of Assets and Liabilities

Neuberger Berman Income Funds

(000's omitted except per share amounts)

	CORE BOND FUND	FLOATING RATE INCOME FUND	HIGH INCOME BOND FUND
	October 31, 2010	October 31, 2010	October 31, 2010
Assets
Investments in securities, at value* (Notes A & F)—see Schedule of Investments:
Unaffiliated issuers	$193,720	$95,001	$918,717
Cash	533	42	1,525
Deposits with brokers for futures contracts (Note A)	306	—	—
Dividends and interest receivable	1,111	556	20,687
Receivable for securities sold	2,387	821	8,277
Receivable for Fund shares sold	35	25	4,658
Receivable from Management—net (Note B)	10	44	—
Prepaid expenses and other assets	6	1	24
Total Assets	198,108	96,490	953,888
Liabilities
Distributions payable	109	6	850
Payable for securities purchased	32,444	12,074	14,632
Payable for Fund shares redeemed	74	152	4,345
Payable to investment manager (Notes A & B)	35	35	371
Payable to administrator—net (Note B)	—	—	233
Payable for variation margin (Note A)	89	—	—
Accrued expenses and other payables	82	91	280
Total Liabilities	32,833	12,358	20,711
Net Assets at value	$165,275	$84,132	$933,177
Net Assets consist of:
Paid-in capital	$156,087	$82,528	$864,044
Undistributed net investment income (loss)	—	—	544
Distributions in excess of net investment income	(109)	(3)	—
Accumulated net realized gains (losses) on investments	4,152	181	5,792
Net unrealized appreciation (depreciation) in value of investments	5,145	1,426	62,797
Net Assets at value	$165,275	$84,132	$933,177
Net Assets
Investor Class	$18,639	$—	$363,560
Institutional Class	120,349	70,535	266,194
Trust Class	—	—	—
Class A	23,368	12,869	277,477
Class C	2,919	728	25,480
Class R3	—	—	466
Shares Outstanding ($.001 par value; unlimited shares authorized)
Investor Class	1,716	—	38,314
Institutional Class	11,058	6,936	28,009
Trust Class	—	—	—
Class A	2,154	1,265	29,234
Class C	269	72	2,681
Class R3	—	—	49
Net Asset Value, offering and redemption price per share
Investor Class	10.86	$—	$9.49
Institutional Class	10.88	10.17	9.50
Trust Class	—	—	—
Class R3	—	—	9.49
Net Asset Value and redemption price per share
Class A	$10.85	$10.17	$9.49
Offering Price per share
Class A‡	$11.33	$10.62	$9.91
Net Asset Value and offering price per share
Class C^	$10.86	$10.17	$9.50
*Cost of Investments:	$188,486	$93,575	$855,920

‡  On single retail sales of less than $50,000. On sales of $50,000 or more or in certain other circumstances described in the Fund's prospectus, offering price is reduced.
^  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements	84

	MUNICIPAL INTERMEDIATE BOND FUND	SHORT DURATION BOND FUND	STRATEGIC INCOME FUND
	October 31, 2010	October 31, 2010	October 31, 2010
Assets
Investments in securities, at value* (Notes A & F)—see Schedule of Investments:
Unaffiliated issuers	$118,226	$66,439	$418,401
Cash	45	—	378
Deposits with brokers for futures contracts (Note A)	—	—	678
Dividends and interest receivable	1,639	489	3,392
Receivable for securities sold	510	8	14,509
Receivable for Fund shares sold	45	6	3,233
Receivable from Management—net (Note B)	93	93	—
Prepaid expenses and other assets	5	5	10
Total Assets	120,563	67,040	440,601
Liabilities
Distributions payable	20	10	412
Payable for securities purchased	995	1,264	68,150
Payable for Fund shares redeemed	277	63	267
Payable to investment manager (Notes A & B)	25	14	166
Payable to administrator—net (Note B)	—	—	72
Payable for variation margin (Note A)	—	—	181
Accrued expenses and other payables	110	99	131
Total Liabilities	1,427	1,450	69,379
Net Assets at value	$119,136	$65,590	$371,222
Net Assets consist of:
Paid-in capital	$115,335	$86,360	$345,863
Undistributed net investment income (loss)	—	203	305
Distributions in excess of net investment income	—	—	—
Accumulated net realized gains (losses) on investments	510	(18,043)	6,115
Net unrealized appreciation (depreciation) in value of investments	3,291	(2,930)	18,939
Net Assets at value	$119,136	$65,590	$371,222
Net Assets
Investor Class	$118,848	$56,089	$—
Institutional Class	65	31	118,815
Trust Class	—	9,388	16,270
Class A	159	51	142,873
Class C	64	31	93,264
Class R3	—	—	—
Shares Outstanding ($.001 par value; unlimited shares authorized)
Investor Class	10,252	6,929	—
Institutional Class	6	4	10,583
Trust Class	—	1,217	1,449
Class A	14	7	12,716
Class C	6	4	8,307
Class R3	—	—	—
Net Asset Value, offering and redemption price per share
Investor Class	$11.59	$8.09	$—
Institutional Class	11.59	8.09	11.23
Trust Class	—	7.71	11.23
Class R3	—	—	—
Net Asset Value and redemption price per share
Class A	$11.60	$7.72	$11.24
Offering Price per share
Class A‡	$12.11	$8.06	$11.74
Net Asset Value and offering price per share
Class C^	$11.59	$7.72	$11.23
*Cost of Investments:	$114,935	$69,369	$399,281

Statements of Operations

Neuberger Berman Income Funds
(000's omitted)

	CORE BOND FUND	FLOATING RATE INCOME FUND	HIGH INCOME BOND FUND
	For the Year Ended October 31, 2010	For the Period from December 29, 2009 (Commencement of Operations) to October 31, 2010	For the Year Ended October 31, 2010
Investment Income:
Income (Note A):
Interest income—unaffiliated issuers	$4,918	$2,337	$59,338
Income from securities loaned—net (Note F)	—	—	64
Total income	$4,918	$2,337	$59,402
Expenses:
Investment management fees (Note B)	354	196	3,055
Administration fees (Note B)	85	23	382
Administration fees (Note B):
Investor Class	41	—	795
Institutional Class	90	30	150
Trust Class	—	—	—
Class A	41	10	169
Class C	4	1	22
Class R3	—	—	—
Distribution fees (Note B):
Investor Class	49	—	—
Trust Class	—	—	—
Class A	49	12	200
Class C	21	4	105
Class R3	—	—	1
Shareholder servicing agent fees:
Investor Class	24	—	223
Institutional Class	13	5	15
Trust Class	—	—	—
Class A	4	2	29
Class C	1	2	6
Class R3	—	—	1
Organization expense (Note A)	—	103	—
Audit fees	25	28	51
Custodian fees (Note B)	122	107	214
Insurance expense	8	1	34
Legal fees	93	81	117
Registration and filing fees	79	91	146
Reimbursement of expenses previously assumed by administrator (Note B)	—	—	94
Shareholder reports	24	29	127
Trustees' fees and expenses	47	40	47
Miscellaneous	13	4	67
Total expenses	1,187	769	6,050

See Notes to Financial Statements	86

	MUNICIPAL INTERMEDIATE BOND FUND	SHORT DURATION BOND FUND	STRATEGIC INCOME FUND
	For the Year Ended October 31, 2010	For the Year Ended October 31, 2010	For the Year Ended October 31, 2010
Investment Income:
Income (Note A):
Interest income—unaffiliated issuers	$4,172	$1,891	$13,205
Income from securities loaned—net (Note F)	—	—	—
Total income	$4,172	$1,891	$13,205
Expenses:
Investment management fees (Note B)	277	163	1,295
Administration fees (Note B)	66	39	141
Administration fees (Note B):
Investor Class	232	119	—
Institutional Class	—	—	65
Trust Class	—	39	37
Class A	—	—	190
Class C	—	—	130
Class R3	—	—	—
Distribution fees (Note B):
Investor Class	—	—	—
Trust Class	—	—	11
Class A	—	—	227
Class C	—	—	617
Class R3	—	—	—
Shareholder servicing agent fees:
Investor Class	135	52	—
Institutional Class	4	4	11
Trust Class	—	5	6
Class A	4	4	44
Class C	4	4	25
Class R3	—	—	—
Organization expense (Note A)	—	—	—
Audit fees	50	52	50
Custodian fees (Note B)	82	69	198
Insurance expense	5	5	8
Legal fees	129	143	98
Registration and filing fees	68	82	99
Reimbursement of expenses previously assumed by administrator (Note B)	—	—	—
Shareholder reports	18	25	52
Trustees' fees and expenses	47	47	47
Miscellaneous	13	9	31
Total expenses	1,134	861	3,382

Statements of Operations (cont'd)

Neuberger Berman Income Funds (cont'd)
(000's omitted)

	CORE BOND FUND	FLOATING RATE INCOME FUND	HIGH INCOME BOND FUND
	For the Year Ended October 31, 2010	For the Period from December 29, 2009 (Commencement of Operations) to October 31, 2010	For the Year Ended October 31, 2010
Expenses reimbursed by Management (Note B)	(88)	(474)	(71)
Management and administration fees waived (Notes A & B)	(282)	—	—
Expenses reduced by custodian fee expense offset arrangement (Note B)	—	—	(1)
Total net expenses	817	295	5,978
Net investment income (loss)	$4,101	$2,042	$53,424
Realized and Unrealized Gain (Loss) on Investments (Note A)
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	4,584	180	46,242
Financial futures contracts	(319)	—	—
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	6,132	1,426	19,561
Affiliated investment securities	(11)	—	—
Financial futures contracts	(75)	—	—
Net gain (loss) on investments	10,311	1,606	65,803
Net increase (decrease) in net assets resulting from operations	$14,412	$3,648	$119,227

See Notes to Financial Statements	88

	MUNICIPAL INTERMEDIATE BOND FUND	SHORT DURATION BOND FUND	STRATEGIC INCOME FUND
	For the Year Ended October 31, 2010	For the Year Ended October 31, 2010	For the Year Ended October 31, 2010
Expenses reimbursed by Management (Note B)	(413)	(394)	(536)
Management and administration fees waived (Notes A & B)	—	—	—
Expenses reduced by custodian fee expense offset arrangement (Note B)	(1)	—	—
Total net expenses	720	467	2,846
Net investment income (loss)	$3,452	$1,424	$10,359
Realized and Unrealized Gain (Loss) on Investments (Note A)
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	846	(588)	7,688
Financial futures contracts	—	286	(907)
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	2,747	3,419	12,654
Affiliated investment securities	—	—	—
Financial futures contracts	—	(71)	(157)
Net gain (loss) on investments	3,593	3,046	19,278
Net increase (decrease) in net assets resulting from operations	$7,045	$4,470	$29,637

Statements of Changes in Net Assets

Neuberger Berman Income Funds
(000's omitted)

	CORE BOND FUND		FLOATING RATE INCOME FUND	HIGH INCOME BOND FUND
	Year Ended October 31, 2010	Year Ended October 31, 2009	Period from December 29, 2009 (Commencement of Operations) to October 31, 2010	Year Ended October 31, 2010	Year Ended October 31, 2009
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$4,101	$3,216	$2,042	$53,424	$31,495
Net realized gain (loss) on investments	4,265	582	180	46,242	13,429
Change in net unrealized appreciation (depreciation) of investments	6,046	11,672	1,426	19,561	85,767
Net increase (decrease) in net assets resulting from operations	14,412	15,470	3,648	119,227	130,691
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	(534)	(1,356)	—	(34,110)	(27,611)
Institutional Class	(3,103)	(1,584)	(1,792)	(14,672)	(1,317)
Trust Class	—	—	—	—	—
Class A	(533)	(219)	(236)	(6,353)	(264)
Class C	(40)	(15)	(16)	(756)	(36)
Class R3	—	—	—	(18)	(2)
Net realized gain on investments:
Investor Class	(112)	(17)	—	—	—
Institutional Class	(375)	(18)	—	—	—
Trust Class	—	—	—	—	—
Class A	(82)	(3)	—	—	—
Class C	(6)	—	—	—	—
Total distributions to shareholders	(4,785)	(3,212)	(2,044)	(55,909)	(29,230)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	5,301	9,831	—	125,230	369,323
Institutional Class	77,785	54,887	71,397	220,011	83,277
Trust Class	—	—	—	—	—
Class A	11,288	19,189	22,594	273,774	23,619
Class C	2,330	755	993	22,494	2,531
Class R3	—	—	—	451	70
Proceeds from reinvestment of dividends and distributions:
Investor Class	566	1,080	—	32,109	25,779
Institutional Class	2,377	1,390	1,772	7,404	415
Trust Class	—	—	—	—	—
Class A	522	188	222	5,735	222
Class C	12	6	15	284	8
Class R3	—	—	—	10	2
Payments for shares redeemed:
Investor Class	(13,317)	(35,233)	—	(250,124)	(241,645)
Institutional Class	(25,994)	(35,023)	(3,921)	(64,330)	(1,123)
Trust Class	—	—	—	—	—
Class A	(8,290)	(2,242)	(10,244)	(37,637)	(495)
Class C	(411)	(165)	(300)	(1,113)	(113)
Class R3	—	—	—	(109)	—
Net increase (decrease) from Fund share transactions	52,169	14,663	82,528	334,189	261,870
Net Increase (Decrease) in Net Assets	61,796	26,921	84,132	397,507	363,331
Net Assets:
Beginning of year	103,479	76,558	—	535,670	172,339
End of year	$165,275	$103,479	$84,132	$933,177	$535,670
Undistributed net investment income (loss) at end of year	$—	$—	$—	$544	$3,029
Distributions in excess of net investment income at end of year	(109)	$—	$(3)	$—	$—

See Notes to Financial Statements	90

	MUNICIPAL INTERMEDIATE BOND FUND		SHORT DURATION BOND FUND
	Year Ended October 31, 2010	Year Ended October 31, 2009	Year Ended October 31, 2010	Year Ended October 31, 2009
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$3,452	$1,438	$1,424	$2,843
Net realized gain (loss) on investments	846	63	(302)	(7,877)
Change in net unrealized appreciation (depreciation) of investments	2,747	1,443	3,348	6,745
Net increase (decrease) in net assets resulting from operations	7,045	2,944	4,470	1,711
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	(3,450)	(1,438)	(2,012)	(2,678)
Institutional Class	(1)	—	(0)	—
Trust Class	—	—	(303)	(409)
Class A	(1)	—	(1)	—
Class C	(0)	—	(0)	—
Class R3	—	—	—	—
Net realized gain on investments:
Investor Class	—	—	—	—
Institutional Class	—	—	—	—
Trust Class	—	—	—	—
Class A	—	—	—	—
Class C	—	—	—	—
Total distributions to shareholders	(3,452)	(1,438)	(2,316)	(3,087)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	48,490	73,302	16,238	7,877
Institutional Class	64	—	30	—
Trust Class	—	—	3,180	2,444
Class A	158	—	50	—
Class C	64	—	30	—
Class R3	—	—	—	—
Proceeds from reinvestment of dividends and distributions:
Investor Class	3,207	1,044	1,844	2,480
Institutional Class	—	—	—	—
Trust Class	—	—	284	400
Class A	—	—	—	—
Class C	—	—	1	—
Class R3	—	—	—	—
Payments for shares redeemed:
Investor Class	(28,773)	(9,084)	(16,495)	(18,058)
Institutional Class	—	—	—	—
Trust Class	—	—	(2,513)	(3,795)
Class A	—	—	—	—
Class C	—	—	—	—
Class R3	—	—	—	—
Net increase (decrease) from Fund share transactions	23,210	65,262	2,649	(8,652)
Net Increase (Decrease) in Net Assets	26,803	66,768	4,803	(10,028)
Net Assets:
Beginning of year	92,333	25,565	60,787	70,815
End of year	$119,136	$92,333	$65,590	$60,787
Undistributed net investment income (loss) at end of year	$—	$—	$203	$294
Distributions in excess of net investment income at end of year	$—	$—	$—	$—

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Income Funds (cont'd)
(000's omitted)

	STRATEGIC INCOME FUND
	Year Ended October 31, 2010	Year Ended October 31, 2009
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$10,359	$2,000
Net realized gain (loss) on investments	6,781	2,090
Change in net unrealized appreciation (depreciation) of investments	12,497	6,941
Net increase (decrease) in net assets resulting from operations	29,637	11,031
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	—	—
Institutional Class	(3,651)	(397)
Trust Class	(514)	(115)
Class A	(4,179)	(1,089)
Class C	(2,422)	(398)
Class R3	—	—
Net realized gain on investments:
Investor Class	—	—
Institutional Class	(646)	—
Trust Class	(97)	—
Class A	(744)	—
Class C	(534)	—
Total distributions to shareholders	(12,787)	(1,999)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	—	—
Institutional Class	111,374	14,705
Trust Class	9,774	6,948
Class A	110,619	70,930
Class C	57,032	34,836
Class R3	—	—
Proceeds from reinvestment of dividends and distributions:
Investor Class	—	—
Institutional Class	2,032	382
Trust Class	600	112
Class A	3,887	558
Class C	1,206	129
Class R3	—	—
Payments for shares redeemed:
Investor Class	—	—
Institutional Class	(18,534)	(2,534)
Trust Class	(1,519)	(1,227)
Class A	(46,275)	(8,316)
Class C	(5,567)	(1,021)
Class R3	—	—
Net increase (decrease) from Fund share transactions	224,629	115,502
Net Increase (Decrease) in Net Assets	241,479	124,534
Net Assets:
Beginning of year	129,743	5,209
End of year	$371,222	$129,743
Undistributed net investment income (loss) at end of year	$305	$95
Distributions in excess of net investment income at end of year	$—	$—

See Notes to Financial Statements	92

Notes to Financial Statements Income Funds

Note A—Summary of Significant Accounting Policies:

1
General: The Funds are separate operating series of Neuberger Berman Income Funds, (the "Trust"), a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated June 24, 2009. The Trust is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended (the "1933 Act"). Four Funds offer Investor Class shares, six offer Institutional Class shares, two offer Trust Class shares, six offer Class A shares, six offer Class C shares and one offers Class R3 shares. The Board may establish additional series or classes of shares without the approval of shareholders.

The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2	Portfolio valuation: Investment securities are valued as indicated in the notes following the Funds' Schedules of Investments.

3
Foreign currency translation: Core Bond, Floating Rate Income, High Income, Short Duration and Strategic Income may invest in foreign securities denominated in foreign currencies. The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated daily into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statements of Operations.

4
Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of discount (adjusted for original issue discount, where applicable) and amortization of premium, where applicable, is recorded on the accrual basis. Realized gains and losses from securities transactions (for each Fund) and foreign currency transactions (for Core Bond, Floating Rate Income, High Income, Short Duration and Strategic Income), if any, are recorded on the basis of identified cost and stated separately in the Statements of Operations. Included in net realized gain (loss) on investments are proceeds from the settlements of class action litigation in which High Income, Short Duration and Strategic Income participated as a plaintiff. The amounts of such proceeds for the year ended October 31, 2010 were $162,208, $166,638 and $379 for High Income, Short Duration and Strategic Income, respectively.

5
Income tax information: Each Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of each Fund, except Floating Rate Income, to continue to, and the intention of Floating Rate Income to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no federal income or excise tax provision is required.

The Funds have adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken, or expected to be taken, in a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statements of Operations. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years 2007 - 2009. As of October 31, 2010, the Funds did not have any unrecognized tax benefits.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by each Fund, timing differences and differing characterization of distributions made by each Fund as a whole. The Funds may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

As determined on October 31, 2010, permanent differences resulting primarily from different book and tax accounting for amortization of bond premium, paydown gains and losses, non-deductible 12b-1 fees and contingent payment debt instrument income adjustments were reclassified at fiscal year-end. These reclassifications had no effect on net income, net asset value or net asset value per share of each Fund.

The tax character of distributions paid during the years ended October 31, 2010 and October 31, 2009 was as follows:

	Distributions Paid From:
	Taxable Income			Tax-Exempt Income			Long-Term Capital Gain			Return of Capital			Total
	2010		2009	2010		2009	2010		2009	2010		2009	2010		2009
Core Bond	$4,784,336		$3,212,281	$—		$—	$—		$—	$—		$—	$4,784,336		$3,212,281
Floating Rate Income	2,044,059	(1)	—	—	(1)	—	—	(1)	—	—	(1)	—	2,044,059	(1)	—
High Income	55,908,863		29,230,047	—		—	—		—	—		—	55,908,863		29,230,047
Municipal Intermediate Bond	798		16,815	3,450,922		1,421,035	—		—	—		—	3,451,720		1,437,850
Short Duration	2,315,688		3,087,008	—		—	—		—	—		—	2,315,688		3,087,008
Strategic Income	12,787,114		1,998,867	—		—	—		—	—		—	12,787,114		1,998,867

(1)	Period from December 29, 2009 (Commencement of Operations) to October 31, 2010.

As of October 31, 2010, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Tax-Exempt Income	Undistributed Long-Term Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Total
Core Bond	$3,851,677	$—	$282,709	$5,161,466	$—	$9,295,852
Floating Rate Income	292,799	—	—	1,407,118	—	1,699,917
High Income	1,393,997	—	7,075,803	61,512,727	—	69,982,527
Municipal Intermediate Bond	24,294	20,192	486,102	3,290,900	—	3,821,488
Short Duration	212,506	—	—	(3,527,187)	(17,445,334)	(20,760,015)
Strategic Income	6,598,510	—	727,286	18,444,290	—	25,770,086

The differences between book basis and tax basis distributable earnings are attributable primarily to timing differences of distribution payments, delayed settlement compensation on bank loans, timing differences of wash sales, mark to market on certain futures contract transactions, organization expenses, capital loss carryforwards and amortization of bond premium.

To the extent each Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of each Fund not to distribute such gains. As determined on October 31, 2010, the following Funds had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

	Expiring in:
	2011	2012	2013	2014	2015	2016	2017	2018
Short Duration	$—	$2,468,731	$3,168,736	$2,244,689	$643,625	$—	$8,069,282	$850,271

During the year ended October 31, 2010, High Income and Municipal Intermediate Bond utilized capital loss carryforwards of $39,249,160 and $335,979, respectively.

6
Distributions to shareholders: Each Fund earns income, net of expenses, daily on its investments. Ordinarily, distributions from net investment income are declared on each business day and paid monthly, and distributions from net realized capital gains, if any, are generally distributed once a year (usually in December). Distributions to shareholders are recorded on the ex-date.

7	Organization expenses: Costs incurred by Floating Rate Income in connection with its organization, which amount to $102,640, have been expensed as incurred.

8
Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Fund are charged to that Fund. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., a Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly. Each Fund's expenses (other than those specific to each class) are allocated proportionally each day between the classes based upon the relative net assets of each class.

9
Security lending: A third party, eSecLending, has assisted Core Bond, High Income and Short Duration in conducting a bidding process to try to identify a principal that would pay a guaranteed amount to each Fund in consideration of that Fund entering into an exclusive securities lending arrangement. During most of the fiscal year, eSecLending served as exclusive lending agent for each of these Funds. As a result of a bidding process on October 1, 2009, no principal had an exclusive securities lending arrangement with any Fund; as such, no Fund was guaranteed any particular level of income during the fiscal year. As of August 27, 2010, the Funds no longer participate in a security lending program.

Under the securities lending arrangements, each Fund received cash collateral at the beginning of each transaction equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). Each Fund invested all the cash collateral in Neuberger Berman Securities Lending Quality Fund, LLC ("Quality Fund"), a fund managed by Neuberger Berman Fixed Income LLC ("NBFI"), an affiliate of Management, and sub-advised by Dwight Asset Management Company LLC. Quality Fund was not a money market fund registered under the 1940 Act and did not operate in accordance with all requirements of Rule 2a-7 under the 1940 Act. Each Fund redeemed all of its investments in Quality Fund, if any, as of August 27, 2010.

Net income from the applicable securities lending program represents any amounts received from a principal, plus income earned on the cash collateral invested in Quality Fund or in other investments, if applicable, less cash collateral fees and other expenses associated with the loans. Short Duration did not loan any securities during the fiscal year ended October 31, 2010. For Core Bond and High Income, for the fiscal year ended October 31, 2010, the amount of net income received under the securities lending arrangements, which is reflected in the Statements of

Operations under the caption "Income from securities loaned — net", and the amount of interest income that was earned from Quality Fund are as follows:

	Net Income Received under the Securities Lending Arrangements	Interest Income Earned From the Quality Fund
Core Bond	—	$373
High Income	64,247	18,216

10
Repurchase agreements: Each Fund may enter into repurchase agreements with institutions that Management has determined are creditworthy. Each repurchase agreement is recorded at cost. Each Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. Each Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

11
Dollar rolls: Core Bond, Floating Rate Income, High Income, Short Duration, and Strategic Income may enter into dollar roll transactions with respect to mortgage-backed securities. In a dollar roll transaction, a Fund sells securities for delivery in the current month and simultaneously agrees to repurchase substantially similar (i.e., same type and coupon) securities on a specified future date from the same party. During the period before this repurchase, a Fund forgoes principal and interest payments on the securities. A Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop"), as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls may increase fluctuations in a Fund's net asset value and may be viewed as a form of leverage. There is a risk that the counter party will be unable or unwilling to complete the transaction as scheduled, which may result in losses to a Fund.

12
When-Issued/Delayed Delivery Securities: Each Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time a Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to a Fund until payment takes place. At the time a Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

13	Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

14
Investments in foreign securities: Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less government supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

15
Derivative instruments: During the year ended October 31, 2010, the Funds' use of derivatives was limited to financial futures contracts. The Funds have adopted the provisions of ASC 815 "Derivatives and Hedging" ("ASC 815"). The disclosure requirements of ASC 815 distinguish between derivatives that qualify for hedge accounting and those that do not. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting. Accordingly, even though a Fund's investments in derivatives may represent economic hedges, they are considered non-hedge transactions for purposes of this disclosure.

Financial futures contracts: Each of Core Bond, Floating Rate Income, High Income, Municipal Intermediate Bond, Short Duration, and Strategic Income may buy and sell financial futures contracts to hedge against changes in securities prices resulting from changes in prevailing interest rates, and each of Core Bond and Strategic Income may also invest in financial futures contracts for investment purposes. At the time a Fund enters into a financial futures contract, it is required to deposit with the futures commission merchant a specified amount of cash or liquid securities, known as "initial margin," ranging upward from 1.1% of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis, or as needed for Core Bond and Strategic Income, as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Funds as unrealized gains or losses.

Although some financial futures contracts by their terms call for actual delivery or acceptance of financial instruments, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching financial futures contracts. When the contracts are closed, a Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market, possibly at a time of rapidly declining prices, and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities. Futures have minimal counterparty risk to a Fund because the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

For U.S. federal income tax purposes, the futures transactions undertaken by a Fund may cause that Fund to recognize gains or losses from marking contracts to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Fund. Also, a Fund's losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating such Fund's taxable income.

During the year ended October 31, 2010, Floating Rate Income, High Income and Municipal Intermediate Bond did not enter into any financial futures contracts. During the year ended October 31, 2010, Core Bond, Short Duration and Strategic Income entered into financial futures contracts for economic hedging purposes, including as a maturity or duration management device. At October 31, 2010, open positions in financial futures contracts were:

Fund	Expiration	Open Contracts	Position	Unrealized Appreciation (Depreciation)
Core Bond	December 2010	47 U.S. Treasury Notes, 10 Year	Short	$(89,227)
Strategic Income	December 2010	102 U.S. Treasury Notes, 10 Year	Short	$(193,64)
Strategic Income	December 2010	9 U.S. Treasury Notes, 30 Year	Short	$12,375

During the year ended October 31, 2010, the average notional amount of financial futures contracts was:

Core Bond	$(3,120,000)
Strategic Income	(6,280,000)

At October 31, 2010, the Funds had deposited the following in segregated accounts to cover margin requirements on open futures contracts:
Core Bond: $305,674 Strategic Income: $678,155

At October 31, 2010, the Funds had the following derivatives (which did not qualify for as hedging instruments under ASC 815), grouped by primary risk exposure:

Liability Derivatives
Interest Rate Risk
Core Bond
Futures Contracts(1)	$(89,227)
Total Value	$(89,227)
Strategic Income
Futures Contracts(1)	$(181,266)
Total Value	$(181,266)

(1)	Reflected in the Statements of Assets and Liabilities; included under the caption "Net unrealized appreciation (depreciation) in value of investments," and is the cumulative appreciation (depreciation) of futures contracts as of October 31, 2010 as shown in "Futures Contracts" above. The outstanding variation margin as of October 31, 2010, if any, is reflected in the Statements of Assets and Liabilities under the caption "Receivable/Payable for variation margin."

The impact of the use of these derivative instruments on the Statements of Operations during the year ended October 31, 2010, was as follows:

Realized Gain (Loss)(1)

Interest Rate Risk
Core Bond
Futures Contracts	$(319,326)
Total Realized Gain (Loss)	$(319,326)
Short Duration
Futures Contracts	$285,603
Total Realized Gain (Loss)	$285,603
Strategic Income
Futures Contracts	$(906,845)
Total Realized Gain (Loss)	$(906,845)

Change in Appreciation (Depreciation)(2)

Interest Rate Risk
Core Bond
Futures Contracts	$(75,165)
Total Change in Appreciation (Depreciation)	$(75,165)
Short Duration
Futures Contracts	$(71,125)
Total Change in Appreciation (Depreciation)	$(71,125)
Strategic Income
Futures Contracts	$(157,250)
Total Change in Appreciation (Depreciation)	$(157,250)

(1)	Reflected in the Statements of Operations under the caption "Net realized gain (loss) on financial futures contracts."

(2)
Reflected in the Statements of Operations under the caption "Change in net unrealized appreciation (depreciation) in value of financial futures contracts."

Management has concluded that the Funds, except Core Bond, Short Duration and Strategic Income, did not hold any derivative instruments during the year ended October 31, 2010 that require additional disclosures pursuant to ASC 815.

16
Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

17	Other: All net investment income and realized and unrealized capital gains and losses of each Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

Note B—Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

Each Fund retains Management as its investment manager under a Management Agreement. For such investment management services, each Fund (except Floating Rate Income, High Income, and Strategic Income) pays Management a fee at the annual rate of 0.25% of the first $500 million of that Fund's average daily net assets, 0.225% of the next $500 million, 0.20% of the next $500 million, 0.175% of the next $500 million, and 0.15% of average daily net assets in excess of $2 billion. Floating Rate Income, High Income, and Strategic Income each pay Management a fee for investment management services at the annual rates of 0.50%, 0.48%, and 0.55%, respectively, of its average daily net assets. Management has voluntarily agreed to waive its management fee in the amount of 0.18% (0.25% prior to March 3, 2010; 0.12% as of November 1, 2010) of the average daily net assets of Core Bond. Management may, at its sole discretion, modify or terminate this voluntary waiver without notice to the Fund. For the year ended October 31, 2010, such waived fees amounted to $282,072 for Core Bond.

Each Fund retains Management as its administrator under an Administration Agreement. Each Fund pays Management an administration fee at the annual rate of 0.06% of its average daily net assets under this agreement. In addition, Investor Class of each Fund that offers that class pays Management an administration fee at the annual rate of 0.21% of its average daily net assets, Institutional Class of each Fund that offers that class pays Management an administration fee at the annual rate of 0.09% of its average daily net assets, Trust Class of each of Short Duration and Strategic Income pays Management an administration fee at the annual rate of 0.44% and 0.34%, respectively, of its average daily net assets, Class A and Class C of each Fund that offers that class pays Management an administration fee at the annual rate of 0.21% of its average daily net assets, and Class R3 of each Fund that offers that class pays Management an administration fee at the annual rate of 0.21% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

Management has contractually agreed to forgo current payment of fees and/or reimburse certain expenses of the Investor Class, Institutional Class, Trust Class, Class A, Class C and Class R3 of each Fund that offers those classes so that the total annual operating expenses of those classes do not exceed the expense limitations as detailed in the following table. These undertakings apply to a Fund's direct expenses and do not cover interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any; consequently, net expenses may exceed the contractual expense limitations. Each Fund has agreed that each of its respective classes will repay Management for fees and expenses forgone or reimbursed for that class provided that repayment does not cause the class' annual operating expenses to exceed its contractual expense limitation. Any such repayment must be made within three years after the year in which Management incurred the expense.

During the year ended October 31, 2010, the Investor Class of High Income reimbursed Management $93,652 under its contractual expense limitation.

At October 31, 2010, contingent liabilities to Management under the contractual expense limitations were as follows:

			Expenses Deferred in Fiscal Period Ending October 31,
			2008		2009		2010
			Subject to Repayment until October 31,
Class	Contractual Expense Limitation(1)	Expiration	2011		2012		2013
Core Bond Investor Class	0.85%	10/31/20	$62,629		$90,020		$25,560
Core Bond Institutional Class	0.45%	10/31/20	60,609		81,405		54,638
Core Bond Class A	0.85%	10/31/20	1,700	(2)	14,617		6,716
Core Bond Class C	1.60%	10/31/20	1,695	(2)	3,790		957
Floating Rate Income Institutional Class	0.70%	10/31/13	—		—		410,835	(6)
Floating Rate Income Class A	1.07%	10/31/13	—		—		57,005	(5)
Floating Rate Income Class C	1.82%	10/31/13	—		—		6,128	(6)
High Income Investor Class	1.00%	10/31/13	—		—		—
High Income Institutional Class	0.75%	10/31/13	—		22,388	(4)	28,917
High Income Class A	1.12%	10/31/13	—		4,496	(4)	34,122
High Income Class C	1.87%	10/31/13	—		693	(4)	6,499
High Income Class R3	1.37%	10/31/13	—		1,035	(4)	800
Municipal Intermediate Bond Investor Class	0.65%	10/31/13	170,458		213,114		402,491
Municipal Intermediate Bond Institutional Class	0.50%	10/31/13	—		—		3,630	(7)
Municipal Intermediate Bond Class A	0.87%	10/31/13	—		—		3,660	(7)
Municipal Intermediate Bond Class C	1.62%	10/31/13	—		—		3,637	(7)
Short Duration Investor Class	0.70%	10/31/13	202,732		247,213		322,782

				Expenses Deferred in Fiscal Period Ending October 31,
				2008		2009	2010
				Subject to Repayment until October 31,
Class	Contractual Expense Limitation(1)		Expiration	2011		2012	2013
Short Duration Institutional Class	0.50%		10/31/13	$—		$—	$3,653	(7)
Short Duration Trust Class	0.80%		10/31/13	52,852		62,762	59,964
Short Duration Class A	0.87%		10/31/13	—		—	3,698	(7)
Short Duration Class C	1.62%		10/31/13	—		—	3,646	(7)
Strategic Income Institutional Class	0.75	%(3)	10/31/20	372,887		148,644	153,882
Strategic Income Trust Class	1.10%		10/31/13	24,251		50,305	28,331
Strategic Income Class A	1.15%		10/31/20	6,744	(2)	198,132	196,672
Strategic Income Class C	1.85%		10/31/20	6,026	(2)	78,520	157,265

(1)	Expense limitation per annum of the respective class' average daily net assets.

(2)	Period from December 20, 2007 to October 31, 2008.

(3)	Prior to February 28, 2008, the expense limitation was .85%.

(4)	Period from May 27, 2009 to October 31, 2009.

(5)	Period from December 29, 2009 to October 31, 2010.

(6)	Period from December 30, 2009 to October 31, 2010.

(7)	Period from June 21, 2010 to October 31, 2010.

On May 4, 2009, NBSH Acquisition, LLC ("NBSH"), an entity organized by key members of Neuberger Berman's senior management, acquired a majority interest in Neuberger Berman's business and the fixed income and certain alternative asset management businesses of Lehman Brothers Holdings Inc.'s ("LBHI") Investment Management Division (together with Neuberger Berman, the "Acquired Businesses") (the "Acquisition"). Prior to that date, the predecessor of Management and NBFI were wholly owned subsidiaries of LBHI. On September 15, 2008, LBHI filed a voluntary petition under Chapter 11 of the U.S. Bankruptcy Code, and on December 22, 2008, the bankruptcy court having jurisdiction over the LBHI matter approved the sale of the Acquired Businesses to NBSH (or its successor or assign), as the successful bidder in a public auction.

The Acquired Businesses are now indirectly owned by, among others, portfolio managers, Neuberger Berman's management team, and certain key members and senior professionals who are employed in various parts of the Neuberger Berman complex of companies, with a minority interest retained by LBHI and certain affiliates of LBHI. The closing of the Acquisition resulted in an "assignment" of the Funds' Management Agreements and Sub-Advisory Agreements. Such an assignment, by law, automatically terminated those agreements. Accordingly, prior to the closing, the Board, including the Trustees who are not "interested persons" of the Funds' investment manager and its affiliates or the Funds, considered and approved a new Management Agreement and new Sub-Advisory Agreements for the Funds. The new agreements, which are virtually identical to those previously in effect, were also approved by a vote of the Funds' shareholders.

These events have not had a material impact on the Funds or their operations. Management and NBFI continue to operate in the ordinary course of business as the investment manager and sub-adviser, respectively, of the Funds.

NBFI, as the sub-adviser to High Income, Municipal Intermediate Bond, Short Duration, and Strategic Income, is retained by Management to furnish it with investment recommendations and research information without added cost to each Fund it sub-advises. NBFI, as sub-adviser to Core Bond and Floating Rate Income, is retained by Management to provide day-to-day investment management services and receives a monthly fee paid by

Management. As investment manager, Management is responsible for overseeing the investment activities of NBFI. Several individuals who are officers and/or Trustees of the Trust are also employees of NBFI, Neuberger Berman LLC ("Neuberger") and/or Management.

Each Fund also has a distribution agreement with Management with respect to each class of shares. Management acts as agent in arranging for the sale of class shares without sales commission or other compensation, except as described below for Class A and Class C shares, and bears advertising and promotion expenses. However, Management receives fees from Core Bond's Investor Class, Class A, and Class C, Floating Rate Income's Class A and Class C, High Income's Class A, Class C, and Class R3, Municipal Intermediate Bond's Class A and Class C, Short Duration's Class A and Class C and Strategic Income's Trust Class, Class A, and Class C, under their distribution plans (each a "Plan", collectively, the "Plans") pursuant to Rule 12b-1 under the 1940 Act.

The Plans provide that, as compensation for administrative and other services provided to these classes, Management's activities and expenses related to the sale and distribution of these classes of shares, and ongoing services provided to investors in these classes, Management receives from each of these classes a fee at the annual rate of 0.25% of Core Bond Investor Class', Core Bond Class A's, Floating Rate Income Class A's, High Income Class A's, Municipal Intermediate Bond Class A's, Short Duration Class A's and Strategic Income Class A's average daily net assets, respectively; 0.10% of Strategic Income Trust Class' average daily net assets; 0.50% of High Income Class R3's average daily net assets; and 1.00% of Core Bond Class C's, Floating Rate Income Class C's, High Income Class C's, Municipal Intermediate Bond Class C's, Short Duration Class C's and Strategic Income Class C's average daily net assets, respectively. Management receives this amount to provide distribution and shareholder servicing for these classes and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by each class during any year may be more or less than the cost of distribution and other services provided to that class. NASD rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plans comply with those rules.

Class A shares of each Fund are generally sold with an initial sales charge of up to 4.25% and no contingent deferred sales charge ("CDSC"), except that a CDSC of 1.00% applies to certain redemptions made within 18 months following purchases of $1 million or more without an initial sales charge. Class C shares are sold with no initial sales charge and a 1.00% CDSC if shares are sold within one year after purchase.

For the year ended October 31, 2010, Management, acting as underwriter and broker-dealer, received net commissions from the sale of Class A and Class C shares and CDSCs from the redemptions of Class A and Class C shares as follows:

	Underwriter		Broker-Dealer
	Net Commissions	CDSC	Net Commissions	CDSC
Core Bond Class A	$1,683	$—	$—	$—
Core Bond Class C	—	1,505	—	—
Floating Rate Income Class A	262	—	—	—
Floating Rate Income Class C	—	418	—	—
High Income Class A	28,754	2	—	—
High Income Class C	—	6,299	—	—
Municipal Intermediate Bond Class A	—	—	—	—
Municipal Intermediate Bond Class C	—	—	—	—
Short Duration Class A	—	—	—	—
Short Duration Class C	—	—	—	—
Strategic Income Class A	28,918	11	—	—
Strategic Income Class C	—	23,063	—	—

Each Fund has an expense offset arrangement in connection with its custodian contract. For the year ended October 31, 2010, the impact of this arrangement was a reduction of expenses of $98, $253, $812, $526, $75 and $263 for Core Bond, Floating Rate Income, High Income, Municipal Intermediate Bond, Short Duration, and Strategic Income, respectively.

Note C—Securities Transactions:

Cost of purchases and proceeds of sales and maturities of long-term securities (excluding short-term securities and financial futures contracts) for the year ended October 31, 2010, were as follows:

	Purchases of U.S. Government and Agency Obligations	Purchases excluding U.S. Government and Agency Obligations	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities excluding U.S. Government and Agency Obligations
Core Bond	$502,051,625	$6,690,445	$430,096,230	$40,979,466
Floating Rate Income	—	132,211,808	—	51,349,875
High Income	—	1,226,174,128	—	900,407,161
Municipal Intermediate Bond	—	134,812,422	—	110,929,045
Short Duration	24,925,622	22,231,690	23,533,161	20,104,749
Strategic Income	373,729,692	371,802,347	326,497,920	214,599,113

Note D—Fund Share Transactions:

Share activity for the years ended October 31, 2010 and October 31, 2009 was as follows:

	For the Year Ended October 31, 2010				For the Year Ended October 31, 2009
(000's omitted)	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Core Bond:
Investor Class	511	54	(1,301)	(736)	1,052	118	(3,836)	(2,666)
Institutional Class	7,486	227	(2,450)	5,263	5,704	150	(3,768)	2,086
Class A	1,083	50	(800)	333	2,013	19	(227)	1,805
Class C	225	1	(39)	187	82	1	(18)	65
Floating Rate Income:
Institutional Class(2)	7,149	177	(390)	6,936	—	—	—	—
Class A(1)	2,254	22	(1,011)	1,265	—	—	—	—
Class C(2)	100	2	(30)	72	—	—	—	—
High Income:
Investor Class	13,963	3,577	(27,976)	(10,436)	51,650	3,412	(32,540)	22,522
Institutional Class	24,328	816	(7,111)	18,033	10,062	49	(135)	9,976	(3)
Class A	29,897	629	(4,092)	26,434	2,834	26	(60)	2,800	(3)
Class C	2,477	31	(122)	2,386	307	1	(13)	295	(3)
Class R3	51	1	(12)	40	9	—	—	9	(3)

	For the Year Ended October 31, 2010				For the Year Ended October 31, 2009
(000's omitted)	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Municipal Intermediate Bond:
Investor Class	4,241	280	(2,498)	2,023	6,539	94	(816)	5,817
Institutional Class(4)	6	—	—	6	—	—	—	—
Class A(4)	14	—	—	14	—	—	—	—
Class C(4)	6	—	—	6	—	—	—	—
Short Duration:
Investor Class	2,041	232	(2,065)	208	1,059	334	(2,452)	(1,059)
Institutional Class(4)	4	—	—	4	—	—	—	—
Trust Class	419	38	(331)	126	349	56	(541)	(136)
Class A(4)	7	—	—	7	—	—	—	—
Class C(4)	4	—	—	4	—	—	—	—
Strategic Income:
Institutional Class	10,340	189	(1,714)	8,815	1,472	38	(264)	1,246
Trust Class	904	56	(142)	818	709	11	(128)	592
Class A	10,236	361	(4,322)	6,275	7,204	55	(837)	6,422
Class C	5,290	112	(513)	4,889	3,493	12	(101)	3,404

(1)  Period from December 29, 2009 (Commencement of Operations) to October 31, 2010.

(2)  Period from December 30, 2009 (Commencement of Operations) to October 31, 2010.

(3)  Period from May 27, 2009 (Commencement of Operations) to October 31, 2009.

(4)  Period from June 21, 2010 (Commencement of Operations) to October 31, 2010.

Note E—Line of Credit:

During the fiscal year ended October 31, 2010, Core Bond, Floating Rate Income (added to the line of credit on March 25, 2010), High Income, Short Duration and Strategic Income were participants in a single committed, unsecured $200,000,000 ($150,000,000 prior to September 17, 2010) line of credit with State Street, to be used only or temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this line of credit at the higher of (a) the Federal Funds Rate plus 1.25% per annum or (b) the Overnight LIBOR Rate plus 1.25% per annum. A facility fee of 0.125% (0.15% prior to September 17, 2010) per annum of the available line of credit is charged, of which each participating Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. Because several mutual funds participate, there is no assurance that an individual Fund will have access to all or any part of the $200,000,000 ($150,000,000 prior to September 17, 2010) at any particular time. There were no loans outstanding pursuant to this line of credit at October 31, 2010. During the fiscal year ended October 31, 2010, none of the Funds utilized this line of credit.

Note F—Investments In Affiliates:

	Balance of Shares Held October 31, 2009	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held October 31, 2010	Value October 31, 2010	Income from Investments in Affiliated Issuers Included in Total Income
Core Bond:
Neuberger Berman Securities Lending Quality Fund, LLC*	1,080,134	63,813	1,143,947	—	$—	$373
High Income:
Neuberger Berman Securities Lending Quality Fund, LLC*	12,894,714	133,930,526	146,825,240	—	$—	$$18,216

*
Quality Fund, a fund that was managed by NBFI, an affiliate of Management, was used to invest cash the Funds received as collateral for securities loaned as approved by the Board. Because all shares of Quality Fund were held by funds in the related investment management complex, Quality Fund may have been considered an affiliate of the Funds.

Financial Highlights

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Core Bond Fund
Investor Class
10/31/2010	$10.19	$0.28	$0.72	$1.00	$(0.28)	$(0.05)	$—	$(0.33)
10/31/2009	$8.64	$0.40	$1.55	$1.95	$(0.40)	$(0.00)	$—	$(0.40)
10/31/2008	$9.76	$0.39	$(1.12)	$(0.73)	$(0.39)	$—	$—	$(0.39)
10/31/2007	$9.85	$0.44	$(0.09)	$0.35	$(0.44)	$—	$—	$(0.44)
10/31/2006	$10.09	$0.41	$0.09	$0.50	$(0.43)	$(0.31)	$—	$(0.74)
Institutional Class
10/31/2010	$10.21	$0.32	$0.73	$1.05	$(0.33)	$(0.05)	$—	$(0.38)
10/31/2009	$8.65	$0.43	$1.57	$2.00	$(0.44)	$(0.00)	$—	$(0.44)
10/31/2008	$9.77	$0.43	$(1.12)	$(0.69)	$(0.43)	$—	$—	$(0.43)
10/31/2007	$9.86	$0.48	$(0.09)	$0.39	$(0.48)	$—	$—	$(0.48)
10/31/2006	$10.11	$0.45	$0.08	$0.53	$(0.47)	$(0.31)	$—	$(0.78)
Class A
10/31/2010	$10.18	$0.28	$0.72	$1.00	$(0.28)	$(0.05)	$—	$(0.33)
10/31/2009	$8.64	$0.37	$1.57	$1.94	$(0.40)	$(0.00)	$—	$(0.40)
Period from 12/20/2007^ to 10/31/2008	$9.77	$0.33	$(1.13)	$(0.80)	$(0.33)	$—	$—	$(0.33)
Class C
10/31/2010	$10.18	$0.19	$0.74	$0.93	$(0.20)	$(0.05)	$—	$(0.25)
10/31/2009	$8.64	$0.32	$1.55	$1.87	$(0.33)	$(0.00)	$—	$(0.33)
Period from 12/20/2007^ to 10/31/2008	$9.77	$0.26	$(1.12)	$(0.86)	$(0.27)	$—	$—	$(0.27)
Floating Rate Income Fund
Institutional Class
Period from 12/30/2009^ to 10/31/2010	$10.00	$0.44	$0.17	$0.61	$(0.44)	$—	$—	$(0.44)
Class A
Period from 12/29/2009^ to 10/31/2010	$10.00	$0.41	$0.16	$0.57	$(0.40)	$—	$—	$(0.40)

See Notes to Financial Highlights	106

	Capital Contributions	Net Asset Value, End of Year	Total Return††		Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Core Bond Fund
Investor Class
10/31/2010	$—	$10.86	10.03%		$18.6	.85%	.85	%‡	2.66%	340%
10/31/2009	$—	$10.19	23.10%		$25.0	.86%	.86	%‡	4.39%	450%
10/31/2008	$—	$8.64	(7.72)%		$44.2	.85%	.85	%‡	4.08%	430%
10/31/2007	$—	$9.76	3.67%		$35.9	.85%	.85	%‡	4.51%	404%
10/31/2006	$—	$9.85	5.21%		$33.9	.86%	.85	%‡	4.22%	399%
Institutional Class
10/31/2010	$—	$10.88	10.45%		$120.3	.45%	.45	%‡	3.02%	340%
10/31/2009	$—	$10.21	23.70%		$59.1	.45%	.45	%‡	4.60%	450%
10/31/2008	$—	$8.65	(7.34)%		$32.1	.45%	.45	%‡	4.48%	430%
10/31/2007	$—	$9.77	4.08%		$47.2	.45%	.45	%‡	4.91%	404%
10/31/2006	$—	$9.86	5.52%		$44.5	.46%	.45	%‡	4.60%	399%
Class A
10/31/2010	$—	$10.85	10.04%		$23.4	.85%	.85	%‡	2.64%	340%
10/31/2009	$—	$10.18	22.96%		$18.5	.85%	.85	%‡	3.81%	450%
Period from 12/20/2007^ to 10/31/2008	$—	$8.64	(8.37	)%**	$0.1	.85%*	.85	%‡*	4.01%*	430%^^
Class C
10/31/2010	$—	$10.86	9.31%		$2.9	1.60%	1.60	%‡	1.83%	340%
10/31/2009	$—	$10.18	22.04%		$0.8	1.61%	1.61	%‡	3.39%	450%
Period from 12/20/2007^ to 10/31/2008	$—	$8.64	(8.98	)%**	$0.1	1.60%*	1.60	%‡*	3.24%*	430%^^
Floating Rate Income Fund
Institutional Class
Period from 12/30/2009^ to 10/31/2010	$—	$10.17	6.24	%**	$70.5	.70%*	.70	%‡*	5.28%*	112%**
Class A
Period from 12/29/2009^ to 10/31/2010	$—	$10.17	5.85	%**	$12.9	1.07%*	1.07	%‡*	4.87%*	112%**

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Class C
Period from 12/30/2009^ to 10/31/2010	$10.00	$0.35	$0.18	$0.53	$(0.36)	$—	$—	$(0.36)
High Income Bond Fund
Investor Class
10/31/2010	$8.66	$0.76	$0.87	$1.63	$(0.80)	$—	$—	$(0.80)
10/31/2009	$6.57	$0.74	$2.02	$2.76	$(0.67)	$—	$—	$(0.67)
10/31/2008	$9.00	$0.66	$(2.44)	$(1.78)	$(0.66)	$—	$—	$(0.66)
10/31/2007	$9.08	$0.68	$(0.08)	$0.60	$(0.68)	$—	$—	$(0.68)
10/31/2006	$9.10	$0.59	$(0.02)	$0.57	$(0.59)	$—	$—	$(0.59)
Institutional Class
10/31/2010	$8.68	$0.77	$0.87	$1.64	$(0.82)	$—	$—	$(0.82)
Period from 5/27/2009^ to 10/31/2009	$7.51	$0.36	$1.14	$1.50	$(0.33)	$—	$—	$(0.33)
Class A
10/31/2010	$8.66	$0.70	$0.91	$1.61	$(0.78)	$—	$—	$(0.78)
Period from 5/27/2009^ to 10/31/2009	$7.51	$0.33	$1.13	$1.46	$(0.31)	$—	$—	$(0.31)
Class C
10/31/2010	$8.67	$0.64	$0.91	$1.55	$(0.72)	$—	$—	$(0.72)
Period from 5/27/2009^ to 10/31/2009	$7.51	$0.30	$1.14	$1.44	$(0.28)	$—	$—	$(0.28)
Class R3
10/31/2010	$8.67	$0.69	$0.89	$1.58	$(0.76)	$—	$—	$(0.76)
Period from 5/27/2009^ to 10/31/2009	$7.51	$0.33	$1.13	$1.46	$(0.30)	$—	$—	$(0.30)
Municipal Intermediate Bond Fund
Investor Class
10/31/2010	$11.22	$0.36	$0.37	$0.73	$(0.36)	$—	$—	$(0.36)
10/31/2009	$10.60	$0.35	$0.64	$0.99	$(0.37)	$—	$—	$(0.37)
10/31/2008	$11.20	$0.41	$(0.59)	$(0.18)	$(0.41)	$(0.01)	$—	$(0.42)
10/31/2007	$11.36	$0.41	$(0.12)	$0.29	$(0.41)	$(0.04)	$—	$(0.45)
10/31/2006	$11.33	$0.40	$0.08	$0.48	$(0.40)	$(0.05)	$—	$(0.45)

See Notes to Financial Highlights	108

	Capital Contributions	Net Asset Value, End of Year	Total Return††	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Class C
Period from 12/30/2009^ to 10/31/2010	$—	$10.17	5.39%**	$0.7	1.82%*	1.82	%‡*	4.23%*	112%**
High Income Bond Fund
Investor Class
10/31/2010	$—	$9.49	19.71%	$363.6	.96%	.96	%§	8.50%	144%
10/31/2009	$—	$8.66	44.38%	$422.2	1.00%	1.00	%‡	9.90%	167%
10/31/2008	$0.01	$6.57	(20.86)%	$172.3	.92%	.92	%‡	7.96%	115%
10/31/2007	$—	$9.00	6.73%	$369.2	.92%	.92	%‡	7.41%	153%
10/31/2006	$—	$9.08	6.53%	$588.3	.90%	.89	%‡	6.52%	136%
Institutional Class
10/31/2010	$—	$9.50	19.81%	$266.2	.75%	.75	%‡	8.55%	144%
Period from 5/27/2009^ to 10/31/2009	$—	$8.68	20.23%**	$86.6	.75%*	.75	%‡*	9.86%*	167%^^
Class A
10/31/2010	$—	$9.49	19.52%	$277.5	1.12%	1.12	%‡	7.75%	144%
Period from 5/27/2009^ to 10/31/2009	$—	$8.66	19.69%**	$24.3	1.12%*	1.12	%‡*	9.19%*	167%^^
Class C
10/31/2010	$—	$9.50	18.60%	$25.5	1.87%	1.87	%‡	7.05%	144%
Period from 5/27/2009^ to 10/31/2009	$—	$8.67	19.43%**	$2.6	1.87%*	1.87	%‡*	8.26%*	167%^^
Class R3
10/31/2010	$—	$9.49	19.08%	$0.5	1.37%	1.37	%‡	7.60%	144%
Period from 5/27/2009^ to 10/31/2009	$—	$8.67	19.76%**	$0.1	1.37%*	1.37	%‡*	9.29%*	167%^^
Municipal Intermediate Bond Fund
Investor Class
10/31/2010	$—	$11.59	6.56%	$118.8	.65%	.65	%‡	3.12%	101%
10/31/2009	$—	$11.22	9.42%	$92.3	.65%	.65	%‡	3.15%	146%
10/31/2008	$—	$10.60	(1.74)%	$25.6	.66%	.64	%‡	3.65%	39%
10/31/2007	$—	$11.20	2.61%	$27.8	.66%	.65	%‡	3.61%	9%
10/31/2006	$—	$11.36	4.38%	$32.1	.66%	.65	%‡	3.56%	28%

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Institutional Class
Period from 6/21/2010^ to 10/31/2010	$11.36	$0.14	$0.23	$0.37	$(0.14)	$—	$—	$(0.14)
Class A
Period from 6/21/2010^ to 10/31/2010	$11.36	$0.12	$0.24	$0.36	$(0.12)	$—	$—	$(0.12)
Class C
Period from 6/21/2010^ to 10/31/2010	$11.36	$0.09	$0.23	$0.32	$(0.09)	$—	$—	$(0.09)
Short Duration Bond Fund
Investor Class
10/31/2010	$7.83	$0.17	$0.38	$0.55	$(0.29)	$—	$—	$(0.29)
10/31/2009	$7.91	$0.35	$(0.05)	$0.30	$(0.38)	$—	$—	$(0.38)
10/31/2008	$9.13	$0.41	$(1.18)	$(0.77)	$(0.45)	$—	$—	$(0.45)
10/31/2007	$9.11	$0.41	$0.06	$0.47	$(0.45)	$—	$—	$(0.45)
10/31/2006	$9.13	$0.35	$0.03	$0.38	$(0.40)	$—	$—	$(0.40)
Institutional Class
Period from 6/21/2010^ to 10/31/2010	$7.97	$0.06	$0.16	$0.22	$(0.10)	$—	$—	$(0.10)
Trust Class
10/31/2010	$7.46	$0.16	$0.35	$0.51	$(0.26)	$—	$—	$(0.26)
10/31/2009	$7.54	$0.33	$(0.06)	$0.27	$(0.35)	$—	$—	$(0.35)
10/31/2008	$8.70	$0.38	$(1.12)	$(0.74)	$(0.42)	$—	$—	$(0.42)
10/31/2007	$8.68	$0.39	$0.05	$0.44	$(0.42)	$—	$—	$(0.42)
10/31/2006	$8.70	$0.32	$0.03	$0.35	$(0.37)	$—	$—	$(0.37)
Class A
Period from 6/21/2010^ to 10/31/2010	$7.60	$0.05	$0.15	$0.20	$(0.08)	$—	$—	$(0.08)
Class C
Period from 6/21/2010^ to 10/31/2010	$7.60	$0.03	$0.15	$0.18	$(0.06)	$—	$—	$(0.06)

See Notes to Financial Highlights	110

	Capital Contributions	Net Asset Value, End of Year	Total Return††	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Institutional Class
Period from 6/21/2010^ to 10/31/2010	$—	$11.59	3.25%**	$0.1	.50%*	.50	%‡*	3.30%*	101%^^
Class A
Period from 6/21/2010^ to 10/31/2010	$—	$11.60	3.20%**	$0.2	.87%*	.87	%‡*	3.00%*	101%^^
Class C
Period from 6/21/2010^ to 10/31/2010	$—	$11.59	2.83%**	$0.1	1.62%*	1.62	%‡*	2.14%*	101%^^
Short Duration Bond Fund
Investor Class
10/31/2010	$—	$8.09	7.08%	$56.1	.70%	.70	%‡	2.19%	69%
10/31/2009	$—	$7.83	4.18%	$52.6	.70%	.70	%‡	4.73%	48%
10/31/2008	$—	$7.91	(8.70)%	$61.6	.70%	.70	%‡	4.73%	10%
10/31/2007	$—	$9.13	5.24%	$93.4	.70%	.70	%‡	4.54%	53%
10/31/2006	$—	$9.11	4.28%	$108.1	.71%	.70	%‡	3.80%	74%
Institutional Class
Period from 6/21/2010^ to 10/31/2010	$—	$8.09	2.73%**	$0.0	.50%*	.50	%‡*	2.16%*	69%^^
Trust Class
10/31/2010	$—	$7.71	7.01%	$9.4	.80%	.80	%‡	2.09%	69%
10/31/2009	$—	$7.46	4.02%	$8.1	.80%	.80	%‡	4.62%	48%
10/31/2008	$—	$7.54	(8.76)%	$9.3	.80%	.80	%‡	4.64%	10%
10/31/2007	$—	$8.70	5.15%	$13.1	.80%	.80	%‡	4.44%	53%
10/31/2006	$—	$8.68	4.16%	$16.6	.81%	.80	%‡	3.69%	74%
Class A
Period from 6/21/2010^ to 10/31/2010	$—	$7.72	2.67%**	$0.1	.87%*	.87	%‡*	1.83%*	69%^^
Class C
Period from 6/21/2010^ to 10/31/2010	$—	$7.72	2.39%**	$0.0	1.62%*	1.62	%‡*	1.04%*	69%^^

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital		Total Distributions
Strategic Income Fund
Institutional Class
10/31/2010	$10.58	$0.53	$0.81	$1.34	$(0.56)	$(0.13)	$—		$(0.69)
10/31/2009	$8.78	$0.45	$1.79	$2.24	$(0.44)	$—	$—		$(0.44)
10/31/2008	$10.38	$0.44	$(1.02)	$(0.58)	$(0.31)@	$(0.61)@	$(0.10	)@	$(1.02)
10/31/2007	$10.65	$0.43	$0.15	$0.58	$(0.45)	$(0.40)	$—		$(0.85)
10/31/2006	$10.90	$0.38	$0.65	$1.03	$(0.46)	$(0.82)	$—		$(1.28)
Trust Class
10/31/2010	$10.58	$0.49	$0.81	$1.30	$(0.52)	$(0.13)	$—		$(0.65)
10/31/2009	$8.77	$0.43	$1.78	$2.21	$(0.40)	$—	$—		$(0.40)
10/31/2008	$10.38	$0.42	$(1.05)	$(0.63)	$(0.27)@	$(0.61)@	$(0.10	)@	$(0.98)
Period from 4/2/2007^ to 10/31/2007	$10.39	$0.24	$(0.02)	$0.22	$(0.23)	$—	$—		$(0.23)
Class A
10/31/2010	$10.59	$0.48	$0.81	$1.29	$(0.51)	$(0.13)	$—		$(0.64)
10/31/2009	$8.78	$0.43	$1.77	$2.20	$(0.39)	$—	$—		$(0.39)
Period from 12/20/2007^ to 10/31/2008	$10.19	$0.36	$(0.78)	$(0.42)	$(0.28)@	$(0.61)@	$(0.10	)@	$(0.99)
Class C
10/31/2010	$10.58	$0.41	$0.81	$1.22	$(0.44)	$(0.13)	$—		$(0.57)
10/31/2009	$8.78	$0.36	$1.76	$2.12	$(0.32)	$—	$—		$(0.32)
Period from 12/20/2007^ to 10/31/2008	$10.19	$0.29	$(0.77)	$(0.48)	$(0.22)@	$(0.61)@	$(0.10	)@	$(0.93)

See Notes to Financial Highlights	112

	Capital Contributions	Net Asset Value, End of Year	Total Return††		Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Strategic Income Fund
Institutional Class
10/31/2010	$—	$11.23	13.17%		$118.8	.75%	.75	%‡	4.88%	238%
10/31/2009	$—	$10.58	25.97%		$18.7	.75%	.75	%‡	4.59%	322%
10/31/2008	$—	$8.78	(6.09)%		$4.6	.84%	.83	%‡	4.54%	323%
10/31/2007	$—	$10.38	5.64%		$17.0	.86%	.85	%‡	4.10%	99%
10/31/2006	$—	$10.65	10.34%		$20.4	.86%	.85	%‡	3.66%	111%
Trust Class
10/31/2010	$—	$11.23	12.78%		$16.3	1.10%	1.10	%‡	4.56%	238%
10/31/2009	$—	$10.58	25.66%		$6.7	1.10%	1.10	%‡	4.32%	322%
10/31/2008	$—	$8.77	(6.54)%		$0.3	1.15%	1.14	%‡	4.36%	323%
Period from 4/2/2007^ to 10/31/2007	$—	$10.38	2.16	%**	$0.2	1.11%*	1.10	%‡*	3.92%*	99%^^
Class A
10/31/2010	$—	$11.24	12.72%		$142.9	1.15%	1.15	%‡	4.44%	238%
10/31/2009	$—	$10.59	25.51%		$68.2	1.15%	1.15	%‡	4.25%	322%
Period from 12/20/2007^ to 10/31/2008	$—	$8.78	(4.64	)%**	$0.2	1.21%*	1.20	%‡*	4.36%*	323%^^
Class C
10/31/2010	$—	$11.23	11.93%		$93.3	1.85%	1.85	%‡	3.75%	238%
10/31/2009	$—	$10.58	24.47%		$36.2	1.85%	1.85	%‡	3.53%	322%
Period from 12/20/2007^ to 10/31/2008	$—	$8.78	(5.22	)%**	$0.1	1.91%*	1.90	%‡*	3.56%*	323%^^

Notes to Financial Highlights Income Funds

††
Total return based on per share NAV reflects the effects of changes in NAV on the performance of each Fund during each fiscal period and assumes income dividends and other distributions, if any, were reinvested, but does not reflect the effect of sales charges. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. For each Fund, total return would have been lower if Management had not reimbursed and/or waived certain expenses. Total return would have been higher if Management had not recouped previously reimbursed expenses. For the year ended October 31, 2007, Management reimbursed Short Duration for losses incurred in connection with the disposition of foreign currency contracts, which had no impact on total return. For the year ended October 31, 2008, High Income recorded a capital contribution from Management in connection with a reallocation of expenses that are shared by the Fund and Management, which had a (.12)% impact on total return.

#	The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

‡
After reimbursement of expenses and/or waiver of a portion of the investment management fee by Management. Had Management not undertaken such actions, the annualized ratios of net expenses to average daily net assets would have been:

	Year Ended October 31,
	2010		2009		2008		2007		2006
Core Bond Fund Investor Class	1.19%		1.40%		1.25%		1.30%		1.46%
Core Bond Fund Institutional Class	.70%		.94%		.83%		.83%		.91%
Core Bond Fund Class A	1.09%		1.36%		2.73	%(1)	—		—
Core Bond Fund Class C	1.84%		2.68%		3.43	%(1)	—		—
Floating Rate Income Fund Institutional Class	1.87	%(5)	—		—		—		—
Floating Rate Income Fund Class A	2.21	%(4)	—		—		—		—
Floating Rate Income Fund Class C	3.39	%(5)	—		—		—		—
High Income Bond Fund Investor Class	—		1.04%		.92%		.92%		.90%
High Income Bond Fund Institutional Class	.77%		.91	%(3)	—		—		—
High Income Bond Fund Class A	.1.16%		1.27	%(3)	—		—		—
High Income Bond Fund Class C	1.93%		2.02	%(3)	—		—		—
High Income Bond Fund Class R3	1.72%		5.53	%(3)	—		—		—
Municipal Intermediate Bond Fund Investor Class	1.01%		1.12%		1.24%		1.17%		1.19%
Municipal Intermediate Bond Fund Institutional Class	26.10	%(6)	—		—		—		—
Municipal Intermediate Bond Fund Class A	23.88	%(6)	—		—		—		—
Municipal Intermediate Bond Fund Class C	22.28	%(6)	—		—		—		—
Short Duration Bond Fund Investor Class	1.27%		1.18%		.95%		.90%		.80%
Short Duration Bond Fund Institutional Class	33.53	%(6)	—		—		—		—
Short Duration Bond Fund Trust Class	1.48%		1.58%		1.27%		1.18%		1.06%
Short Duration Bond Fund Class A	26.42	%(6)	—		—		—		—
Short Duration Bond Fund Class C	34.63	%(6)	—		—		—		—
Strategic Income Fund Institutional Class	.96%		2.47%		4.03%		2.73%		2.29%
Strategic Income Fund Trust Class	1.36%		3.00%		9.14%		4.81	%(2)	—
Strategic Income Fund Class A	1.37%		1.93%		7.52	%(1)	—		—
Strategic Income Fund Class C	2.10%		2.55%		8.75	%(1)	—		—

Notes to Financial Highlights (cont'd)

(1)	Period from December 20, 2007 to October 31, 2008.

(2)	Period from April 2, 2007 to October 31, 2007.

(3)	Period from May 27, 2009 to October 31, 2009.

(4)	Period from December 29, 2009 to October 31, 2010. Organization expense, which is an extraordinary non-recurring expense, is included in ratios on a non-annualized basis.

(5)	Period from December 30, 2009 to October 31, 2010. Organization expense, which is an extraordinary non-recurring expense, is included in ratios on a non-annualized basis.

(6)	Period from June 21, 2010 to October 31, 2010.

§	After reimbursement of expenses previously paid by Management. Had the Fund not made such reimbursements, the annualized ratios of net expenses to average daily net assets would have been:

Year Ended October 31, 2010
High Income Bond Fund Investor Class	.93%

^	The date investment operations commenced.

@	Calculated based on the average number of shares outstanding during each fiscal period.

*	Annualized.

**	Not annualized.

^^
Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended October 31, 2007 for Strategic Income (Trust Class), for the year ended October 31, 2008 for Core Bond and Strategic Income (Class A and C), for the year ended October 31, 2009 for High Income (Institutional Class, Class A, Class C and Class R3) and for the year ended October 31, 2010 for Municipal Intermediate Bond and Short Duration (Institutional Class, Class A and Class C).

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Neuberger Berman High Income Bond Fund
Neuberger Berman Municipal Intermediate Bond Fund
Neuberger Berman Short Duration Bond Fund
Neuberger Berman Strategic Income Fund

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Neuberger Berman High Income Bond Fund, Neuberger Berman Municipal Intermediate Bond Fund, Neuberger Berman Short Duration Bond Fund, and Neuberger Berman Strategic Income Fund, four of the series constituting the Neuberger Berman Income Funds (the "Trust") as of October 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Neuberger Berman High Income Bond Fund, Neuberger Berman Municipal Intermediate Bond Fund, Neuberger Berman Short Duration Bond Fund, and Neuberger Berman Strategic Income Fund at October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
December 17, 2010

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders
Neuberger Berman Income Funds

We have audited the accompanying statements of assets and liabilities of the Neuberger Berman Core Bond Fund and the Neuberger Berman Floating Rate Income Fund, each a series of the Neuberger Berman Income Funds (the "Trust"), including the schedules of investments, as of October 31, 2010, and the related statements of operations for the year then ended (with respect to Neuberger Berman Floating Rate Income Fund, the period December 29, 2009 to October 31, 2010), the statements of changes in net assets for each of the two years in the period then ended (with respect to Neuberger Berman Floating Rate Income Fund, the period December 29, 2009 to October 31, 2010), and the financial highlights for each of the five years in the period then ended (with respect to Neuberger Berman Floating Rate Income Fund, the period December 29, 2009 to October 31, 2010). These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above mentioned series of the Neuberger Berman Income Funds, as of October 31, 2010, and the results of their operations, the changes in their net assets, and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania
December 17, 2010

Directory

Investment Manager, Administrator and Distributor	For Institutional Class and Trust Class Shareholders Address correspondence to:
Neuberger Berman Management LLC	Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor	605 Third Avenue, Mail Drop 2-7
New York, NY 10158-0180	New York, NY 10158-0180
800.877.9700 or 212.476.8800	Attn: Intermediary Support Services 800.366.6264
Intermediary Support Services 800.366.6264
Legal Counsel
Sub-Adviser	K&L Gates LLP
Neuberger Berman Fixed Income LLC	1601 K Street, NW
200 South Wacker Drive	Washington, DC 20006
Suite 2100
Chicago, IL 60601	Independent Registered Public Accounting Firms
Ernst & Young LLP
Custodian and Shareholder Servicing Agent	200 Clarendon Street
State Street Bank and Trust Company	Boston, MA 02116
2 Avenue de Lafayette
Boston, MA 02111	Tait, Weller & Baker LLP
1818 Market Street
For Investor Class Shareholders Address correspondence to:	Suite 2400
Neuberger Berman Funds	Philadelphia, PA 19103
Boston Service Center
P.O. Box 8403
Boston, MA 02266-8403
800.877.9700 or 212.476.8800

For Class A, Class C and Class R3 Shareholders:
Please contact your investment provider

Trustee and Officer Information

The following tables set forth information concerning the trustees ("Trustees") and officers ("Officers") of the Trust. All persons named as Trustees and Officers also serve in similar capacities for other funds administered or managed by Management, NBFI and Neuberger. The Statement of Additional Information includes additional information about the Trustees and Officers and is available upon request, without charge, by calling (800) 877-9700.

Information about the Board of Trustees

Name, (Year of Birth), and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee
Independent Fund Trustees

John Cannon (1930)	Trustee since 1994	Consultant; formerly, Chairman, CDC Investment Advisers (registered investment adviser), 1993 to January 1999; formerly, President and Chief Executive Officer, AMA Investment Advisors, an affiliate of the American Medical Association.	43
Formerly, Independent Trustee or Director of three series of Oppenheimer Funds: Oppenheimer Limited Term New York Municipal Fund, Rochester Fund Municipals, and Oppenheimer Convertible Securities Fund, 1992 to 2009.

Faith Colish (1935)	Trustee since 2000	Counsel, Carter Ledyard & Milburn LLP (law firm) since October 2002; formerly, Attorney-at-Law and President, Faith Colish, A Professional Corporation, 1980 to 2002.	43	Formerly, Director, 1997 to 2003, and Advisory Director, 2003 to 2006; ABA Retirement Funds (formerly, American Bar Retirement Association) (not-for-profit membership corporation).

Name, (Year of Birth), and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee
Martha C. Goss (1949)	Trustee since 2007	President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; Chief Operating and Financial Officer, Hopewell Holdings LLC/ Amwell Holdings, LLC (a holding company for a healthcare reinsurance company start-up), since 2003; formerly, Consultant, Resources Connection (temporary staffing), 2002 to 2006.	43
Director, Ocwen Financial Corporation (mortgage servicing), since 2005; Director, American Water (water utility), since 2003; Director, Channel Reinsurance (financial guaranty reinsurance), since 2006; Director, Allianz Life of New York (insurance), since 2005; Director, Financial Women's Association of New York (not-for-profit association), since 2003; Trustee Emerita, Brown University, since 1998; formerly, Advisory Board Member, Attensity (software developer), 2005 to 2007; formerly, Director, Bank Leumi (commercial bank), 2005 to 2007; formerly, Director, Claire's Stores, Inc. (retailer), 2005 to 2007.

C. Anne Harvey (1937)	Trustee since 2000	President, C.A. Harvey Associates, since October 2001; formerly, Director, AARP, 1978 to December 2001.	43
Formerly, President, Board of Associates to The National Rehabilitation Hospital's Board of Directors, 2001 to 2002; formerly, Member, Individual Investors Advisory Committee to the New York Stock Exchange Board of Directors, 1998 to 2002.

Robert A. Kavesh (1927)	Trustee since 1993	Retired; Marcus Nadler Professor Emeritus of Finance and Economics, New York University Stern School of Business; formerly, Executive Secretary-Treasurer, American Finance Association, 1961 to 1979.	43
Formerly, Director, The Caring Community (not-for-profit), 1997 to 2006; formerly, Director, DEL Laboratories, Inc. (cosmetics and pharmaceuticals), 1978 to 2004; formerly, Director, Apple Bank for Savings, 1979 to 1990; formerly, Director, Western Pacific Industries, Inc., (public company), 1972 to 1986.

Name, (Year of Birth), and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee
Michael M. Knetter (1960)	Trustee since 2007	President and Chief Executive Officer, University of Wisconsin Foundation, October 2010 to Present; formerly, Dean, School of Business, University of Wisconsin—Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business—Dartmouth College, 1998 to 2002.	43
Director, American Family Insurance (a mutual company, not publicly traded), since March 2009; Trustee, Northwestern Mutual Series Fund, Inc., since February 2007; Director, Wausau Paper, since 2005; formerly, Director, Great Wolf Resorts, 2004 to 2009.

Howard A. Mileaf (1937)	Trustee since 2000	Retired; formerly, Vice President and General Counsel, WHX Corporation (holding company), 1993 to 2001.	43
Formerly, Director, Webfinancial Corporation (holding company), 2002 to 2008; formerly, Director, WHX Corporation (holding company), 2002 to 2005; formerly, Director, State Theatre of New Jersey (not-for-profit theatre), 2000 to 2005.

George W. Morriss (1947)	Trustee since 2007	Retired; formerly, Executive Vice President and Chief Financial Officer, People's Bank, Connecticut (a financial services company), 1991 to 2001.	43
Manager, Old Mutual Funds of Hedge Funds fund complex (consisting of six funds), since 2006 for four funds and since 2007 for two funds; formerly, Member NASDAQ Issuers' Affairs Committee, 1995 to 2003.

Edward I. O'Brien (1928)	Trustee since 2000	Retired; formerly, Member, Investment Policy Committee, Edward Jones, 1993 to 2001; President, Securities Industry Association ("SIA") (securities industry's representative in government relations and regulatory matters at the federal and state levels), 1974 to 1992; Adviser to SIA, November 1992 to November 1993.	43	Formerly, Director, Legg Mason, Inc. (financial services holding company), 1993 to July 2008; formerly, Director, Boston Financial Group (real estate and tax shelters), 1993 to 1999.

Name, (Year of Birth), and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee
Cornelius T. Ryan (1931)	Trustee since 2000	General Partner and Adviser, TD2, TD3, and TOF1 Healthcare Venture Capital Partnerships; Founding General Partner, Oxford Partners and Oxford Bioscience Partners (venture capital investing) and President, Oxford Venture Corporation, since 1981.	43
Trustee, Norwalk Hospital Foundation, since 2000; Director, Supply Pro (privately held company), since 2008; formerly, Trustee, Norwalk Hospital, 1995 to 2004; formerly, President and Director, Randolph Computer Corp., 1966 to 1984; formerly, Director of numerous privately held portfolio companies of Oxford Partners and Oxford Bio Science Partners, 1981 to 2005.

Tom D. Seip (1950)	Trustee since 2000; Chairman of the Board since 2008; Lead Independent Trustee from 2006 to 2008	General Partner, Seip Investments LP (a private investment partnership); formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	43
Director, H&R Block, Inc. (financial services company), since May 2001; Chairman, Compensation Committee, H&R Block, Inc., since 2006; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.

Name, (Year of Birth), and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee
Candace L. Straight (1947)	Trustee since 1993	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to December 2003.	43
Director, Montpelier Re Holdings Ltd. (reinsurance company), since 2006; formerly, Director, National Atlantic Holdings Corporation (property and casualty insurance company), 2004 to 2008; formerly, Director, The Proformance Insurance Company (property and casualty insurance company), 2004 to 2008; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), 1998 to 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

Peter P. Trapp (1944)	Trustee since 2000	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	43	None.

Name, (Year of Birth), and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee
Fund Trustees who are "Interested Persons"

Joseph V. Amato* (1962)	Trustee since 2009
President and Director, Neuberger Berman Group LLC, since 2009; President and Chief Executive Officer, Neuberger and Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.), since 2007; Chief Investment Officer, Neuberger, since 2009; Chief Investment Officer (Equities) and Managing Director, Management, since 2009; Managing Director, NBFI since 2007; Board member of NBFI since 2006; formerly, Global Head of Asset Management of LBHI Investment Management Division, 2006 to 2009; formerly, member of LBHI's Investment Management Division's Executive Management Committee, 2006 to 2009; formerly, Managing Director, Lehman Brothers Inc. ("LBI"), 2006 to 2008; formerly, Chief Recruiting and Development Officer, LBI, 2005 to 2006; formerly, Global Head of LBI's Equity Sales and a Member of its Equities Division Executive Committee, 2003 to 2005.
			43
Member of Board of Advisors, McDonough School of Business, Georgetown University, since 2001; Member of New York City Board of Advisors, Teach for America, since 2005; Trustee, Montclair Kimberley Academy (private school), since 2007.

Robert Conti* (1956)	Chief Executive Officer, President and Trustee since 2008; prior thereto, Executive Vice President in 2008 and Vice President 2000 to 2008	Managing Director, Neuberger, since 2007; formerly, Senior Vice President, Neuberger, 2003 to 2006; formerly, Vice President, Neuberger, 1999 to 2003; President and Chief Executive Officer, Management, since 2008; formerly, Senior Vice President, Management, 2000 to 2008.	43	Chairman of the Board, Staten Island Mental Health Society since 2008.

Name, (Year of Birth), and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee
Jack L. Rivkin* (1940)	Trustee since 2002; President from 2002 to 2008
Formerly, Executive Vice President and Chief Investment Officer, Neuberger Berman Holdings LLC (holding company), 2002 to August 2008 and 2003 to August 2008, respectively; formerly, Managing Director and Chief Investment Officer, Neuberger, December 2005 to August 2008 and 2003 to August 2008, respectively; formerly, Executive Vice President, Neuberger, December 2002 to 2005; formerly, Director and Chairman, Management, December 2002 to August 2008; formerly, Executive Vice President, Citigroup Investments, Inc., September 1995 to February 2002; formerly, Executive Vice President, Citigroup Inc., September 1995 to February 2002.
43
Director, Idealab (private company), since 2009; Director, Distributed World Power (private company), since 2009; Director, Dale Carnegie and Associates, Inc. (private company), since 1999; Director, Solbright, Inc. (private company), since 1998; Director, SA Agricultural Fund, since 2009; Chairman and Director, Essential Brands (consumer products) since 2008; formerly, Director, New York Society of Security Analysts, 2006 to 2008.

(1)	The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)
Pursuant to the Trust's Trust Instrument, each of these Fund Trustees shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Fund Trustee may resign by delivering a written resignation; (b) any Fund Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Fund Trustees; (c) any Fund Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Fund Trustees; and (d) any Fund Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)	Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

*
Indicates a Fund Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Amato and Mr. Conti are interested persons of the Trust by virtue of the fact that each is an officer of Management, Neuberger and/or their affiliates. Mr. Rivkin may be deemed an interested person of the Trust by virtue of the fact that, until August 2008, he was a director of Management and an officer of Neuberger.

Information about the Officers of the Trust

Name, (Year of Birth), and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)
Andrew B. Allard (1961)	Anti-Money Laundering Compliance Officer since 2002
Senior Vice President, Neuberger, since 2006; Deputy General Counsel, Neuberger, since 2004; formerly, Vice President, Neuberger, 2000 to 2005; Anti-Money Laundering Compliance Officer, nine registered investment companies for which Management acts as investment manager and administrator (six since 2002, one since 2003, one since 2005 and one since 2006).

Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since 1985
Senior Vice President, Neuberger, since 2007 and Employee since 1999; Senior Vice President, Management, since 2008 and Assistant Secretary since 2004; formerly, Vice President, Neuberger, 2002 to 2006; formerly, Vice President-Mutual Fund Board Relations, Management, 2000 to 2008; Executive Vice President, nine registered investment companies for which Management acts as investment manager and administrator (nine since 2008); Secretary, nine registered investment companies for which Management acts as investment manager and administrator (three since 1985, three since 2002, one since 2003, one since 2005 and one since 2006).

Maxine L. Gerson (1950)	Executive Vice President since 2008 and Chief Legal Officer since 2005 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002)
Managing Director, Neuberger, since 2009, and Deputy General Counsel and Assistant Secretary Neuberger since 2001; Managing Director, Management, since 2009, and Secretary and General Counsel, Management, since 2004; formerly, Senior Vice President, Neuberger, 2002 to 2009; formerly, Senior Vice President, Management, 2006 to 2009; Executive Vice President, nine registered investment companies for which Management acts as investment manager and administrator (nine since 2008); Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), nine registered investment companies for which Management acts as investment manager and administrator (eight since 2005 and one since 2006).

Sheila R. James (1965)	Assistant Secretary since 2002
Vice President, Neuberger, since 2008 and Employee since 1999; formerly, Assistant Vice President, Neuberger, 2007; Assistant Secretary, nine registered investment companies for which Management acts as investment manager and administrator (six since 2002, one since 2003, one since 2005 and one since 2006).

Brian Kerrane (1969)	Vice President since 2008
Senior Vice President, Neuberger, since 2006; formerly, Vice President, Neuberger, 2002 to 2006; Vice President, Management, since 2008 and Employee since 1991; Vice President, nine registered investment companies for which Management acts as investment manager and administrator (nine since 2008).

Kevin Lyons (1955)	Assistant Secretary since 2003
Assistant Vice President, Neuberger, since 2008 and Employee since 1999; Assistant Secretary, nine registered investment companies for which Management acts as investment manager and administrator (seven since 2003, one since 2005 and one since 2006).

Owen F. McEntee, Jr. (1961)	Vice President since 2008
Vice President, Neuberger, since 2006; Employee, Management, since 1992; Vice President, nine registered investment companies for which Management acts as investment manager and administrator (nine since 2008).

Name, (Year of Birth), and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)
John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since 2005
Senior Vice President, Neuberger, since 2007; formerly, Vice President, Neuberger, 2004 to 2006; Employee, Management, since 1993; Treasurer and Principal Financial and Accounting Officer, nine registered investment companies for which Management acts as investment manager and administrator (eight since 2005 and one since 2006); formerly, Assistant Treasurer, eight registered investment companies for which Management acts as investment manager and administrator, 2002 to 2005.

Andrew Provencher (1965)	Vice President since 2008
Managing Director, Management, since 2008; Managing Director, Neuberger, since 2005; formerly, Senior Vice President, Neuberger, 2003 to 2005; Vice President, nine registered investment companies for which Management acts as investment manager and administrator (nine since 2008).

Frank Rosato (1971)	Assistant Treasurer since 2005
Vice President, Neuberger, since 2006; Employee, Management, since 1995; Assistant Treasurer, nine registered investment companies for which Management acts as investment manager and administrator (eight since 2005 and one since 2006).

Neil S. Siegel (1967)	Vice President since 2008
Managing Director, Management, since 2008; Managing Director, Neuberger, since 2006; formerly, Senior Vice President, Neuberger, 2004 to 2006; Vice President, nine registered investment companies for which Management acts as investment manager and administrator (nine since 2008).

Chamaine Williams (1971)	Chief Compliance Officer since 2005
Senior Vice President, Neuberger, since 2007; Chief Compliance Officer, Management, since 2006; Chief Compliance Officer, nine registered investment companies for which Management acts as investment manager and administrator (eight since 2005 and one since 2006); formerly, Senior Vice President, LBI, 2007 to 2008; formerly, Vice President, LBI, 2003 to 2006; formerly, Chief Compliance Officer, Lehman Brothers Asset Management Inc., 2003 to 2007; formerly, Chief Compliance Officer, Lehman Brothers Alternative Investment Management LLC, 2003 to 2007.

(1)	The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)
Pursuant to the By-Laws of the Trust, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.

(3)	Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for each Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll-free).

Notice to Shareholders (Unaudited)

Under most state tax laws, mutual fund dividends which are derived from direct investments in U.S. Government obligations are not taxable, as long as a Fund meets certain requirements. Some states require that a Fund must provide shareholders with a written notice, within 60 days of the close of a Fund's taxable year, designating the portion of the dividends which represents interest which those states consider to have been earned on U.S. Government obligations. The chart below shows the percentage of income derived from such investments for the twelve months ended October 31, 2010. This information should not be used to complete your tax returns.

	U.S. Treasury Obligations	Other Direct U.S. Government Obligations	Other Indirect U.S. Government Obligations	Repurchase Agreements
Core Bond	10.8%	0.0%	17.1%	0.0%
Floating Rate Income	0.0	0.0	0.0	0.0
High Income	0.0	0.0	0.0	0.0
Short Duration	24.2	0.0	9.4	0.0
Strategic Income	3.7	0.0	4.8	0.0

In January 2011, you will receive information to be used in filing your 2010 tax returns, which will include a notice of the exact tax status of all dividends paid to you by each Fund during calendar year 2010. Please consult your own tax advisor for details as to how this information should be reflected on your tax returns.

For the fiscal period ended October 31, 2010 the percentages representing the portion of distributions from net investment income, which are exempt from federal tax, other than alternative minimum tax are as follows:

Municipal Intermediate Bond	99.98%

Board Consideration of the Management and Sub-Advisory Agreements

At a meeting held on October 14, 2010, the Board of Trustees of Neuberger Berman Income Funds ("Board"), including the Trustees who are not "interested persons" of Neuberger Berman Management LLC ("Management") (including its affiliates) or Neuberger Berman Income Funds ("Independent Fund Trustees"), approved the continuance of the Management and Sub-Advisory Agreements ("Agreements") for each of Neuberger Berman Core Bond Fund, Neuberger

Berman High Income Bond Fund, Neuberger Berman Municipal Intermediate Bond Fund, Neuberger Berman Short Duration Bond Fund and Neuberger Berman Strategic Income Fund (each a "Fund").

In evaluating the Agreements, the Board, including the Independent Fund Trustees, reviewed materials furnished by Management and Neuberger Berman Fixed Income LLC ("NBFI") in response to questions submitted by counsel for the Independent Fund Trustees, and met with senior representatives of Management and NBFI regarding their personnel and operations. The Independent Fund Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management and NBFI. The Independent Fund Trustees received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuance of the Agreements. They met with such counsel separately from representatives of Management to discuss the annual contract review. The annual contract review extends over two regular meetings of the Board to ensure that Management and NBFI have time to respond to any questions the Independent Fund Trustees may have on their initial review of the report and that the Independent Fund Trustees have time to consider those responses. In addition, during this process, the Board held a separate meeting devoted primarily to reviewing and discussing Fund performance.

The Board considered the following factors, among others, in connection with its approval of the continuance of the Agreements: (1) the nature, extent, and quality of the services provided by Management and NBFI; (2) the performance of each Fund compared to a relevant market index and a peer group of investment companies; (3) the costs of the services provided and profits or losses realized by Management and its affiliates from their relationship with the Funds; (4) the extent to which economies of scale might be realized as each Fund grows; and (5) whether fee levels reflect any such potential economies of scale for the benefit of investors in each Fund. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors.

The Board evaluated the terms of the Agreements, the overall fairness of the Agreements to each Fund and whether the Agreements were in the best interests of each Fund and its shareholders.

With respect to the nature, extent and quality of the services provided, the Board considered the performance of each Fund and the experience and staffing of the portfolio management and investment research personnel of Management and NBFI who perform services for the Funds. The Board noted that Management also provides certain administrative services, including fund accounting and compliance oversight. The Board also considered Management's and NBFI's policies and practices regarding brokerage and the quality of brokerage execution obtained by Management. The Board's Portfolio Transactions and Pricing Committee from time to time reviewed the quality of the execution services that Management had provided. In addition, the Board noted the positive compliance history of Management and NBFI, as each firm has been free of significant reported compliance problems.

The Board considered the performance of each Fund relative to its benchmark and a peer group of investment companies pursuing broadly similar strategies. The Board also considered performance in relation to certain measures of the degree of investment risk undertaken by the portfolio manager(s). In the case of those Funds that had underperformed their peer groups and/or relevant market indices, the Board discussed with Management each Fund's performance and steps that Management had taken, or intended to take, to improve each Fund's performance. The Board also considered Management's resources and responsiveness with respect to the Funds that experienced lagging performance.

With respect to the overall fairness of the Agreements, the Board considered the fee structure for each Fund under the Agreements as compared to a peer group of comparable funds and any fall-out benefits likely to accrue to Management or NBFI or their affiliates from their relationship with each Fund. The Board also considered the profitability of Management and its affiliates from their association with the Funds.

The Board reviewed a comparison of each Fund's management fee and overall expense ratio to a peer group of broadly comparable funds. The Board considered the mean and median of the management fees and expense ratios of each peer group. Where a Fund's management fee was higher than the peer group mean and/or median, the Board considered whether specific portfolio management or administration needs contributed to the management fee. In addition, the Board considered the contractual limits on Fund expenses undertaken by Management for certain classes of each Fund. The

Board noted that Management incurred a loss on Neuberger Berman Core Bond Fund, Neuberger Berman High Income Bond Fund, Neuberger Berman Municipal Intermediate Bond Fund and Neuberger Berman Strategic Income Fund.

The Board considered whether there were other funds that were advised or sub-advised by Management or its affiliates or separate accounts managed by Management or its affiliates with similar investment objectives, policies and strategies as to certain of the Funds. The Board compared the fees charged to each Fund to the fees charged to any such funds and/or separate accounts. The Board considered the appropriateness and reasonableness of any differences between the fees charged to each Fund and any such funds and/or separate accounts and determined that the differences in fees were consistent with the management and other services provided.

The Board also evaluated any apparent or anticipated economies of scale in relation to the services Management provides to each Fund. The Board considered whether each Fund's fee structure provides for a reduction of payments resulting from the use of breakpoints and whether any such breakpoints are set at appropriate asset levels.

The Board also considered changes in management, staffing, resources and operations accompanying the separation of the Neuberger Berman entities from the Lehman Brothers Holdings Inc. bankruptcy estate.

In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship to each Fund were reasonable in comparison with the costs of providing the investment advisory services and the benefits accruing to each Fund, the Board reviewed specific data as to Management's profit or loss on each Fund for a recent period and the trend in profit or loss over recent years. The Board also carefully examined Management's cost allocation methodology. The Board recognized that Management should be entitled to earn a reasonable level of profits for services it provides to the Funds and, based on its review, concluded that Management's level of profitability was not excessive.

Conclusions

In approving the Agreements, the Board concluded that the terms of each Agreement are fair and reasonable and that approval of the Agreements is in the best interests of each Fund and its shareholders. In reaching this determination, the Board considered that Management and NBFI could be expected to provide a high level of service to each Fund; that the performance of each Fund was satisfactory over time, or, in the case of underperforming Funds, that it retained confidence in Management's and NBFI's capabilities to manage the Funds; that each Fund's fee structure appeared to the Board to be reasonable given the nature and quality of services provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship to the Funds were reasonable in comparison with the benefits accruing to each Fund.

Board Consideration of the Management and Sub-Advisory Agreements

At a meeting held on October 7, 2009, the Board of Trustees of Neuberger Berman Income Funds ("Board"), including the Trustees who are not "interested persons" of Neuberger Berman Management LLC ("Management") or Neuberger Berman Income Funds ("Independent Fund Trustees"), approved the Management and Sub-Advisory Agreements ("Agreements") for Neuberger Berman Floating Rate Income Fund (the "Fund").

In evaluating the Agreements, the Board, including the Independent Fund Trustees, reviewed materials furnished by Management and Neuberger Berman Fixed Income LLC ("NBFI") and met with senior representatives of Management and NBFI regarding their personnel and operations. The Independent Fund Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management and NBFI.

The Board considered the following factors, among others, in connection with its approval of the Agreements: (1) the nature, extent, and quality of the services to be provided by Management and NBFI; (2) the costs of the services to be provided; (3) the extent to which economies of scale might be realized as the Fund grows; and (4) whether fee levels reflect any such potential economies of scale for the benefit of investors in the Fund. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors.

The Board evaluated the terms of the Agreements, the overall fairness of the Agreements to the Fund and whether the Agreements were in the best interests of the Fund and its shareholders.

With respect to the nature, extent and quality of the services to be provided, the Board considered the experience and staffing of the portfolio management and investment research personnel who would perform services for the Fund. The Board noted that Management would also provide certain administrative services, including fund accounting and compliance oversight. The Board also considered Management's and NBFI's policies and practices regarding brokerage. In addition, the Board noted the positive compliance history of Management and NBFI, as each firm has been free of significant reported compliance problems.

With respect to the overall fairness of the Agreements, the Board considered the Fund's fee structure under the Agreements as compared to a peer group of comparable funds and any fall-out benefits likely to accrue to Management or NBFI or their affiliates from their relationship with the Fund. The Board reviewed a comparison of the Fund's management fee and overall expense ratio to a peer group of broadly comparable funds. In addition, the Board considered the contractual limit on Fund expenses undertaken by Management with regard to the Fund.

The Board also evaluated any anticipated economies of scale in relation to the services Management provides to the Fund. The Board considered whether the Fund's fee structure provides for a reduction of payments resulting from the use of breakpoints and whether those breakpoints are set at appropriate asset levels.

The Board also considered changes in management, staffing, resources and operations accompanying the separation of the Neuberger Berman entities from the Lehman Brothers Holdings Inc. bankruptcy estate.

Conclusions

In approving the Agreements, the Board concluded that the terms of each Agreement are fair and reasonable and that approval of the Agreements is in the best interests of the Fund and its shareholders. In reaching this determination, the Board considered that Management and NBFI could be expected to provide a high level of service to the Fund; that the Fund's fee structure appeared to the Board to be reasonable given the nature and quality of services expected to be provided; and that the expected benefits accruing to Management and its affiliates by virtue of their relationship to the Fund were reasonable in comparison with the expected costs of providing the investment advisory services and the expected benefits accruing to the Fund.

Investment manager: Neuberger Berman Management LLC
Sub-adviser: Neuberger Berman Fixed Income LLC

Neuberger Berman Management LLC
605 Third Avenue 2nd Floor
New York, NY 10158-0180
Retail Services: 800.877.9700
Broker-Dealer and Institutional Services: 800.366.6264/888.556.9030
Web site: www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Funds. This report is prepared for the general information of shareholders and is not an offer of shares of the Funds. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.

H0648 12/10

Item 2. Code of Ethics

The Board of Trustees (“Board”) of Neuberger Berman Income Funds (“Registrant”) adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (“Code of Ethics”). For the period covered by this Form N-CSR, there were no amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

A copy of the Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR, Investment Company Act file number 811-03802 (filed on July 10, 2006).  The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).

Item 3. Audit Committee Financial Expert

The Board has determined that the Registrant has three audit committee financial experts serving on its audit committee.  The Registrant’s audit committee financial experts are Martha Goss, George Morriss and Candace L. Straight. Ms. Goss, Mr. Morriss and Ms. Straight are independent trustees as defined by Form N-CSR.

Item 4. Principal Accountant Fees and Services

The financial information provided below is that of the Registrant, Neuberger Berman Income Funds.  This N-CSR relates only to Neuberger Berman Core Bond Fund, Neuberger Berman Floating Rate Income Fund, Neuberger Berman High Income Bond Fund, Neuberger Berman Municipal Intermediate Bond Fund, Neuberger Berman Short Duration Bond Fund and Neuberger Berman Strategic Income Fund (collectively, the “Funds”).  Tait, Weller & Baker LLP (“Tait Weller”) serves as independent registered public accounting firm to Neuberger Berman Core Bond Fund and Neuberger Berman Floating Rate Income Fund.  Ernst & Young LLP (“E&Y”) serves as independent registered public accounting firm to all other series of the Registrant.

(a) Audit Fees

The aggregate fees billed for professional services rendered by E&Y for the audit of the annual financial statements or services that are normally provided by E&Y in connection with statutory and regulatory filings or engagements were $187,000 and $165,000 for the fiscal years ended 2009 and 2010, respectively.

The aggregate fees billed for professional services rendered by Tait Weller for the audit of the annual financial statements or services that are normally provided by Tait Weller in connection with statutory and regulatory filings or engagements were $37,500 and $46,900 for the fiscal years ended 2009 and 2010, respectively.

(b) Audit-Related Fees

The aggregate fees billed to the Registrant for assurance and related services by E&Y that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported above in Audit Fees were $0 and $0 for the fiscal years ended 2009 and 2010, respectively.

The fees billed to other entities in the investment company complex for assurance and related services by E&Y that are reasonably related to the performance of the audit that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2009 and 2010, respectively.

The aggregate fees billed to the Registrant for assurance and related services by Tait Weller that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported above in Audit Fees were $0 and $0 for the fiscal years ended 2009 and 2010, respectively.

The fees billed to other entities in the investment company complex for assurance and related services by Tait Weller that are reasonably related to the performance of the audit that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2009 and 2010, respectively.

(c) Tax Fees

The aggregate fees billed to the Registrant for professional services rendered by E&Y for tax compliance, tax advice, and tax planning were $57,000 and $47,600 for the fiscal years ended 2009 and 2010, respectively.  The nature of the services provided were tax compliance, tax advice and tax planning. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2009 and 2010, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for professional services rendered by E&Y for tax compliance, tax advice, and tax planning that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2009 and 2010, respectively.

The aggregate fees billed to the Registrant for professional services rendered by Tait Weller for tax compliance, tax advice, and tax planning were $5,200 and $6,650 for the fiscal years ended 2009 and 2010, respectively.  The nature of the services provided comprised tax compliance, tax advice and tax planning. The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2009 and 2010, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for professional services rendered by Tait Weller for tax compliance, tax advice, and tax planning that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2009 and 2010, respectively.

(d) All Other Fees

The aggregate fees billed to the Registrant for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees were $0 and $0 for the fiscal years ended 2009 and 2010, respectively.

The fees billed to other entities in the investment company complex for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees, that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2009 and 2010, respectively.

The aggregate fees billed to the Registrant for products and services provided by Tait Weller, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees were $0 and $0 for the fiscal years ended 2009 and 2010, respectively.

The fees billed to other entities in the investment company complex for products and services provided by Tait Weller, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees, that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2009 and 2010, respectively.

(e) Audit Committee’s Pre-Approval Policies and Procedures

(1) The Audit Committee’s pre-approval policies and procedures for the Registrant to engage an accountant to render audit and non-audit services delegate to each member of the Committee the power to pre-approve services between meetings of the Committee.

(2) None of the services described in paragraphs (b) through (d) above were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Hours Attributed to Other Persons

Not applicable.

(g) Non-Audit Fees

Non-audit fees billed by E&Y for services rendered to the Registrant were $57,000 and $47,600 for the fiscal years ended 2009 and 2010, respectively.

Non-audit fees billed by E&Y for services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were $100,000 and $0 for the fiscal years ended 2009 and 2010, respectively.

Non-audit fees billed by Tait Weller for services rendered to the Registrant were $5,200 and $6,650 for the fiscal years ended 2009 and 2010, respectively.

Non-audit fees billed by Tait Weller for services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were $0 and $0 for the fiscal years ended 2009 and 2010, respectively.

(h) The Audit Committee of the Board considered whether the provision of non-audit services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved by the Audit Committee because the engagement did not relate directly to the operations and financial reporting of the Registrant is compatible with maintaining E&Y’s and Tait Weller’s independence.

Item 5. Audit Committee of Listed Registrants

Not applicable to the Registrant.

Item 6. Schedule of Investments

The complete schedule of investments for each series is disclosed in the Registrant’s Annual Report, which is included as Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to the Registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to the Registrant.

Item 10.  Submission of Matters to a Vote of Security Holders

There were no changes to the procedures by which shareholders may recommend nominees to the Board.

Item 11. Controls and Procedures

(a)
Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this document, the Chief Executive Officer and Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR and Form N-Q is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)
There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	A copy of the Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR, Investment Company Act file number 811-3802 (filed July 10, 2006).
(a)(2)	The certifications required by Rule 30a-2(a) of the Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.
(a)(3)	Not applicable to the Registrant.
(b)	The certifications required by Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act are filed herewith.

The certifications provided pursuant to Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act are not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liability of that section.  Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEUBERGER BERMAN INCOME FUNDS

By:   /s/ Robert Conti
Robert Conti
Chief Executive Officer

Date: December 29, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:   /s/ Robert Conti
Robert Conti
Chief Executive Officer

Date: December 29, 2010

By:   /s/ John M. McGovern
John M. McGovern
Treasurer and Principal Financial
and Accounting Officer

Date: December 29, 2010